As filed with the Securities and Exchange Commission on June 28, 2010
1933 Act File No. 333-166424

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☑	Pre-Effective Amendment No. 1
☐	Post-Effective Amendment No.

GLADSTONE LENDING CORPORATION
(Exact Name of Registrant as Specified in Charter)

1521 Westbranch Drive, Suite 200
McLean, Virginia 22102
(Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code: (703) 287-5800

David Gladstone
Gladstone Lending Corporation
1521 Westbranch Drive
Suite 200
McLean, Virginia 22102
(Name and address of agent for service)

COPIES TO:

John A. Good, Esq. Helen Woodyard Brown, Esq. Bass, Berry & Sims PLC 100 Peabody Place, Suite 900 Memphis, Tennessee 38103-3672 Tel: (901) 543-5901 Fax: (888) 543-4644	Michael LiCalsi, Esq. Gladstone Management Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102 Tel: (703) 287-5800 Fax: (703) 287-5899

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box ☑

It is proposed that this filing will become effective (check appropriate box): ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

	Proposed Maximum	Amount of
Title of Securities	Aggregate	Registration
Being Registered	Offering Price(1)	Fee
Common Stock, $0.001 par value per share	$500,000,000	$35,650(2)

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

(2)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject To Completion, Dated June 28, 2010

PRELIMINARY PROSPECTUS

Maximum Offering of 50,000,000 Shares of Common Stock
Minimum Offering of 250,000 Shares of Common Stock

Gladstone Lending Corporation is a newly organized, externally managed, specialty finance company. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation through debt investments. We intend to invest primarily in term loans secured by first or second lien security interests in some or all of the assets of small and mid-sized U.S. companies.

Upon the commencement of this offering, we will be an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. We intend to elect to be treated for federal income tax purposes, and to qualify annually thereafter, as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code. Gladstone Management Corporation, or Gladstone Management, a private investment firm that is registered as an investment adviser with the Securities and Exchange Commission, will oversee the management of our activities and will be responsible for making our investment decisions.

Through          , or the dealer manager, we are offering up to 50,000,000 shares of common stock in this offering at an initial offering price of $10.00 per share. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $2,500 in shares of our common stock. We will not sell any shares unless by the date which is one year after the date of this prospectus we have sold shares producing gross offering proceeds of $2.5 million from persons who are not affiliated with us or Gladstone Management. We refer to this threshold as the minimum offering requirement. All subscription payments will be placed in an account held by the escrow agent, Branch Banking and Trust, or BB&T, for our subscribers’ benefit, pending release to us after satisfaction of the minimum offering requirement. If we do not satisfy the minimum offering requirement by one year after the date of this prospectus, BB&T will promptly return all funds in the escrow account (including interest), and we will stop offering shares. We will not deduct any fees or expenses if we return funds from the escrow account.

After meeting the minimum offering requirement, we will then sell our shares on a continuous basis at a price of $10.00; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below net asset value. Because of the possibility that the price per share will change, persons who subscribe for shares in this offering must submit subscriptions for a fixed dollar amount rather than a number of shares and, as a result, may receive fractional shares of our common stock.

This is our initial public offering, and no public market exists for our shares.  We do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for the shares in the foreseeable future, although we intend to explore a potential liquidity event within five years following the completion of the offering. Therefore, if you purchase shares you will have limited liquidity. See “Share Repurchase Program” and “Liquidity Strategy.”

Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a complete loss of investment. See “Risk Factors” beginning on page 27 to read about the risks you should consider before buying shares of our common stock, including the risk of leverage.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or SEC. This information will be available free of charge by contacting us at 1521 Westbranch Drive, Suite 200, McLean, VA 22102 or by telephone at (703) 287-5800 or on our website at www.gladstonelending.com. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Except as specifically required by the Investment Company Act of 1940 and the rules and regulations thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in our common stock is not permitted.

	Per	Total	Total
	Share	Minimum	Maximum

Price to Public(1)	$10.00	$2,500,000	$500,000,000
Selling Commissions	$0.70	$175,000	$35,000,000
Dealer Manager Fee	$0.30	$75,000	$15,000,000
Net Proceeds (Before Expenses)(2)	$9.00	$2,250,000	$450,000,000

(1)	Assumes all shares are sold at the initial offering price per share.

(2)	We estimate that we will incur approximately $125,000 of expenses in connection with this offering if the minimum number of shares is sold and approximately $7.5 million of expenses if the maximum number of shares is sold.

The date of this prospectus is          , 2010.

Dealer Manager

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the SEC, using a continuous offering process. Periodically, as we make material investments or have other material developments, we will provide a prospectus supplement that may add, update or change information contained in this prospectus. We will endeavor to avoid interruptions in the continuous offering of our shares of common stock, including, to the extent permitted under the rules and regulations of the SEC, filing an amendment to the registration statement with the SEC if our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement. There can be no assurance, however, that our continuous offering will not be suspended while the SEC reviews such amendment, until it is declared effective.

Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, or a federal holiday.

You should rely only on the information contained in this prospectus. Neither we nor the dealer manager have authorized any other person to provide you with different information from that contained in this prospectus. If any such information or statements are given or made, you should not rely upon such information or representation. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock. If there is a material change in the affairs of our company, we will amend or supplement this prospectus.

This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful.

SUITABILITY STANDARDS

The following are our suitability standards for investors which are required by the Omnibus Guidelines published by the North American Securities Administrators Association in connection with our continuous offering of shares of our common stock under this registration statement.

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that it may be difficult to sell shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, including the risks associated with the use of leverage, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of Gladstone Management, and (e) the tax consequences of the investment.

In addition, we will not sell shares to investors in the states named below unless such investors meet special suitability standards as follows:

Alabama — Investors must have a net worth of at least 10 times their investment in us and other similar programs.

Arizona — The term of this offering shall be effective for a period of one year with the ability to renew for additional periods of one year.

i

Iowa — Investors who reside in the state of Iowa must have either (1) a minimum liquid net worth of $85,000 and minimum annual gross income of $85,000, or (2) a minimum liquid net worth of $300,000. Additionally, an Iowa investor’s total investment in our shares shall not exceed 10% of such investor’s net worth.

Kansas — The Office of the Kansas Securities Commissioner recommends that investors should limit their aggregate investment in our shares and other similar investments to not more than 10% of such investors’ liquid net worth. Liquid net worth is that portion of an investor’s total net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Kentucky — Investors who reside in the state of Kentucky must have either (1) a minimum liquid net worth of $85,000 and minimum annual gross income of $85,000, or (2) a minimum liquid net worth of $300,000. Additionally, a Kentucky investor’s total investment in our shares shall not exceed 10% of such investor’s liquid net worth.

Massachusetts — The Massachusetts Securities Division recommends that you should limit your aggregate investment in our shares and other similar investments to not more than 10% of your liquid net worth. Liquid net worth is that portion of your total net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Michigan — Investors who reside in the state of Michigan must have either (1) a liquid net worth of $70,000 and annual gross income of $70,000 or (2) a liquid net worth of $250,000. Additionally, a Michigan investor’s total investment in us shall not exceed 10% of his or her liquid net worth.

Nebraska — We must sell a minimum of 500,000 shares before accepting any subscriptions from residents of Nebraska.

Ohio — In addition to the suitability standards above, the state of Ohio requires that each Ohio investor will limit his or her investment in our shares to a maximum of 10% of such investor’s net worth.

In the case of sales to fiduciary accounts, these suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the shares of our stock or by the beneficiary of the account. These suitability standards are intended to help ensure that, given the long-term nature of an investment in shares of our common stock, our investment objectives and the relative illiquidity of our common stock, shares of our common stock are an appropriate investment for those of you who become stockholders.

The dealer manager, our Adviser, or any person selling shares on our behalf, must make every reasonable effort to determine that the purchase of shares of our common stock is a suitable and appropriate investment for each stockholder based on information provided by the stockholder in the subscription agreement. Each selected broker-dealer is required to maintain for six years records of the information used to determine that an investment in shares of our stock is suitable and appropriate for a stockholder.

In purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

HOW TO SUBSCRIBE

Only investors who meet the suitability standards described herein may purchase shares in this offering. Investors seeking to purchase shares should proceed as follows:

•	Read this entire prospectus and all appendices and supplements accompanying this prospectus.

•	Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.

•	Deliver a check for the full purchase price of the shares being subscribed for along with the completed subscription agreement to your registered selling representative.

•	Your check should be made payable to “BB&T, as agent for Gladstone Lending Corporation.”

•	By executing the subscription agreement and paying the total purchase price for the shares subscribed for, each investor attests that such investor meets the suitability standards as stated in the subscription agreement.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part for any reason or no reason at all. After meeting the minimum offering requirement, subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds shall be returned to subscribers with interest and without deduction for any expenses within ten (10) business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five (5) business days after the date you receive the final prospectus.

An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

Minimum Investment Amount

You must initially invest at least $2,500 in shares of our common stock to be eligible to participate in this offering. If you have satisfied the applicable minimum purchase requirement, any additional purchase must be in amounts of at least $500, except for purchases made pursuant to our distribution reinvestment plan which are not subject to any minimum investment requirements. To satisfy the minimum investment requirements for retirement plans, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate individual retirement accounts, or IRAs, provided that each such contribution is made in increments of $500. You should note that an investment in shares of our common stock will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully, including the section entitled “Risk Factors,” before making a decision to invest in our common stock.

Unless otherwise noted, the terms “we,” “us,” “our” and “Gladstone Lending” refer to Gladstone Lending Corporation. In addition, the term “Gladstone Management,” our “Adviser” or our “Manager” refers to Gladstone Management Corporation, the term “Gladstone Administrator” or “Administrator” refers to Gladstone Administration, LLC and the term “SEC” refers to the U.S. Securities and Exchange Commission.

Gladstone Lending Corporation

We are a newly organized, externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act. As such, we are required to comply with certain regulatory requirements. We will be managed by Gladstone Management, a registered investment adviser under the Investment Advisers Act of 1940, or the Advisers Act, who will oversee the management of our activities and will be responsible for making our investment decisions. We intend to elect under the Code to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, or RIC.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We will seek to meet our investment objectives by:

•	focusing primarily on debt investments in small and mid-sized U.S. companies, which we define as companies with annual revenue of $2.5 million to $2.5 billion at the time of investment. We believe such a focus offers an opportunity for superior risk-adjusted returns;

•	leveraging the experience and expertise of Gladstone Management in sourcing, evaluating and structuring commercial loans;

•	identifying borrowers with experienced management teams; and

•	maintaining rigorous portfolio monitoring.

We anticipate that our portfolio will be comprised primarily of investments in term loans secured by first or second lien security interests in some or all of the assets of U.S. small and mid-sized companies. We refer to loans secured by first lien security interests as first lien loans and those secured by second lien security interests as second lien loans. We may originate and make loans directly, buy portions of loans in syndicated offerings or buy whole loans or participations from existing holders such as banks. We estimate that a large number of the loans that we acquire will mature in the next five years (see the section below entitled “Market Opportunity”). We expect that our investments will generally range between $1 million and $50 million each, although investments may vary as the size of our capital base changes and will ultimately be at the discretion of our Manager subject to oversight by our board of directors. To enhance our opportunity for gain, our Manager has discretion to employ leverage as market conditions permit, and we intend to employ leverage in appropriate circumstances. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing. See “Regulation.”

The shares being offered have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. We do not currently intend to list our shares on an exchange and do not expect a public market to develop for our shares in the foreseeable future, although we intend to explore a potential liquidity event within five years following the completion of the offering. Because of the lack of a trading market for our shares, stockholders may not be able to sell their shares promptly or at a desired price. Furthermore, shares transferred by investors may be transferred at a discount to our current net asset value. To provide interim liquidity to our stockholders, we plan, but are not required, to make repurchase offers pursuant to our share repurchase program in accordance with the 1940 Act. This will be the only method of liquidity that we offer prior to a liquidity event. See “Share Repurchase Program.” We believe that our publicly-held, non-listed structure allows us to pursue our investment objectives without subjecting our stockholders to the daily share price volatility associated with the public markets.

We intend to invest some of the net proceeds of this offering in syndicated first and second lien loans, since these investments generally may be made over a shorter time frame than proprietary investments in small to medium-sized businesses. We intend to employ this strategy in order to more quickly use our initial capital to generate income. A syndicated senior secured loan is a loan made to a borrower by a number of banks or other financial institutions, led by an agent bank or financial institution that structures the loan and markets interests in the loan to other institutions. Interests in syndicated senior secured loans are generally more marketable than loans that are not syndicated, which we believe will allow us to sell such interests and utilize the proceeds for investments in senior secured loans that we provide directly to small and mid-sized companies when such investment opportunities are available. While we expect our portfolio to initially consist primarily of syndicated senior secured loans, within three years after the offering we expect that most new loans will consist primarily of Gladstone Management-originated first lien loans and second lien loans to small and mid-sized businesses.

Capital Contribution by Gladstone Management

In April 2010, pursuant to a private placement, Gladstone Management contributed an aggregate of $1,500 to purchase 150 shares of common stock at $10.00 per share which represents the public offering price of $10.00 per share and excludes selling commissions and dealer manager fees. Gladstone Management will not tender its shares for repurchase as long as Gladstone Management remains our investment adviser.

About Our Manager and Administrator

Gladstone Management Corporation was founded in 2002 by David Gladstone, our chairman and chief executive officer, Terry Lee Brubaker, our chief operating officer, George “Chip” Stelljes III, our president and chief investment officer, and four other co-founders. Gladstone Management is registered as an investment adviser with the SEC under the Advisers Act and specializes in managing and serving as the investment adviser for publicly-traded entities that pay dividends and distributions to stockholders. Gladstone Management and Gladstone Administration are currently the external investment adviser and administrator, respectively, for Gladstone Capital Corporation, or GLAD, a NASDAQ-listed BDC that primarily makes mezzanine and second lien loans to small businesses; Gladstone Investment Corporation, or GAIN, a NASDAQ-listed BDC active in buying small businesses; Gladstone Commercial Corporation, or GOOD, a NASDAQ-listed real estate investment trust, or REIT, that acquires and makes mortgage loans secured by triple net leased properties; Gladstone Land Corporation, or LAND, a private company that owns farm land in California; and Gladstone Partners Fund, L.P., or PARTNERS, a private fund formed primarily to co-invest with GAIN and GLAD. Gladstone Lending will be the only company advised by Gladstone Management that invests primarily in senior secured loans. Under the terms of our investment advisory and management agreement with Gladstone Management, or the Advisory Agreement, Gladstone Management will be responsible for managing our business on a day-to-day basis and for identifying and making investments that it believes meet our investment criteria. GLAD, GAIN and GOOD currently pay monthly distributions to stockholders, and we anticipate that we will pay monthly distributions to our stockholders.

Messrs. Gladstone, Brubaker and Stelljes are also the senior management team of Gladstone Management and have extensive experience in making debt and equity investments in, and funding acquisitions of, small and mid-sized companies. In addition, Gladstone Management maintains a team of 36 investment professionals and supporting staff. We expect that Gladstone Management will hire additional investment professionals after completion of this offering. Furthermore, we expect Gladstone Management to draw upon the Gladstone Management team’s collective history, and we expect to benefit from Gladstone Management’s top 16 investment professionals’ significant capital markets and research expertise developed through more than 400 collective years of investment experience. Excluding our chief financial officer, all of our executive officers are officers or directors, or both, of our Adviser and our Administrator.

Gladstone Management has offices in McLean, VA, New York, NY, Greenwich, CT, Chicago, IL, Dallas, TX, Atlanta, GA and Morristown, NJ. We expect Gladstone Management to open offices in additional cities before or following completion of this offering.

Gladstone Administration was formed in March 2003. Our Administrator employs our chief financial officer, chief compliance officer, internal counsel, treasurer, investor relations contact and their respective staffs.

We have entered into an administration agreement with Gladstone Administration, or the Administration Agreement. Pursuant to the Administration Agreement, Gladstone Administration will provide us with clerical, bookkeeping and record keeping services and perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports to be filed with the SEC, assisting us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns, the printing and dissemination of reports to our stockholders, maintaining our website and other investor relations services, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer, internal counsel, treasurer, investor relations contact and their respective staffs. The allocation is based primarily on the assets under management of our fund compared to those of other funds serviced by our Administrator.

For a description of our Adviser, our Administrator, and our contractual arrangements with these companies, see “Portfolio Management — Investment Advisory and Management Agreement” and “Portfolio Management — Administration Agreement” below.

About the Gladstone Companies

The Gladstone Companies include GLAD, GAIN, GOOD, LAND and PARTNERS. Gladstone Management serves as the investment adviser to all five of these entities and Mr. Gladstone also serves as the chief executive officer of each of these companies. The Gladstone Companies traditionally have focused their investments in companies that Gladstone Management believed were undervalued but that, at the same time, possessed successful business models, good cash flows to pay interest on their debts and other prospects for value creation. Gladstone Management’s disciplined, value-and-income-oriented strategy is intended to produce quality opportunities in all investment environments.

The Gladstone Companies have participated in a broad range of investment structures, including corporate partner or traditional buyouts, distressed debt buyouts, or more liquid, non-control debt investments. This investment approach seeks to provide investors with attractive returns while reducing the risk of capital loss throughout economic cycles. Gladstone Management’s investment professionals offer or provide managerial assistance to certain of the Gladstone Companies’ portfolio companies.

We expect most of our investments to be primarily in first and second lien term loans. By contrast, GLAD invests primarily in mezzanine loans with warrants, and some second lien loans with success fees, while GAIN acquires controlling interests in the small business and owns its equity and mezzanine debt with success fees. GOOD is a REIT and buys commercial real estate and LAND buys agricultural real estate. PARTNERS is our co-investment fund with GLAD and GAIN. The areas in a portfolio company’s capital structure where other Gladstone Companies’ have invested and where Gladstone Lending intends to invest are illustrated in the table below:

Liability and Stockholders’ Equity Section of Balance Sheet

Capital Tranche	Existing Funds	Our Fund

First Lien		Gladstone Lending
Second Lien	GLAD, PARTNERS	Gladstone Lending
Subordinated Debt	GLAD, PARTNERS
Mezzanine Debt	GLAD, GAIN, PARTNERS
Preferred Stock	GAIN, PARTNERS
Common Stock	GAIN, PARTNERS
Real Estate/Mortgages	GOOD, LAND

Market Opportunity

We believe that the market for senior loans to small and mid-sized U.S. companies is in disarray due to the weakened capital positions and extensive credit losses suffered by, and greater regulatory scrutiny of, global financial institutions since the second quarter of 2007. We believe this market disruption has caused banks that traditionally loaned money to small and mid-sized U.S. companies to significantly decrease their lending activity to this sector of the economy. During the past few years, many banks have failed so there are fewer banks to make loans. In addition we have observed that many banks are holding a significant amount of syndicated senior loans to mid-sized and larger businesses. Many syndicated senior secured loans were originated and often warehoused by banks to be sold to collateralized debt obligation, or CDO, pools. With the collapse of the CDO market in late 2007, many originators of these instruments were left holding these loans with no market in which to sell them. In the meantime, the CDO market has not recovered and remains virtually closed. We have observed that many of these syndicated loans are being sold at discounts. We believe that the combination of continued distress and reduced loan volume in the banking industry and a substantially weakened secondary market for syndicated senior secured loans will enable us to deploy substantial capital in senior secured loans at favorable transaction pricing. We believe that the following market dynamics support our belief:

Large Target Market.  According to the U.S. Census Bureau, in 2002 there were 548,416 small and mid-sized companies in the U.S., defined as companies with annual revenues between $2.5 million and $2.5 billion. These smaller and mid-sized companies represent a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. Small and mid-sized companies have generated a significant number of investment opportunities for investment programs managed by Gladstone Management over the past several years, and we believe that this market segment will continue to produce significant investment opportunities for us.

Small and Mid-sized Business Demand for Senior Loans.  Gladstone Management, through its activities on behalf of GOOD, GLAD and GAIN continues to see numerous opportunities to make senior loans, primarily first and second lien debt, to small and mid-sized businesses on good terms and conditions. These small and middle-sized businesses are generally not willing to borrow on a short term basis but rather are looking for term loans with terms of three to six years. At the same time, due to heavy loan losses, diminished capital and enhanced regulatory scrutiny, many banks are unwilling to extend credit to this class of borrowers. We believe this situation will provide a steady number of borrowers seeking loans from our company.

Significant Inventory of Syndicated Senior Loans to Mid-sized Businesses.  Based on continuous discussions that Gladstone Management has had with banks and investment banks we believe that there is a very significant amount of syndicated senior loans that banks are holding because such loans have been (i) taken over from other lenders such as hedge funds that lack the expertise to collect the debts, (ii) assimilated by special servicers of CDO pools that are in distress, or (iii) warehoused by such banks prior to the collapse of the CDO market, and such banks have not been able to dispose of such loans. We observe that many of these loans are now being sold at reduced prices.

Opportunities to Refinance Small and Mid-sized Businesses.  Our Manager believes there are many opportunities to originate senior loans to small and mid-sized businesses that have been abandoned by their traditional bank lenders. These small and mid-sized business loans are vital to the continued growth of these businesses. Through 2014, S&P estimates about $450 billion in institutional loans will mature. Gladstone Management believes this will create an unprecedented refinancing opportunity that cannot be satisfied by existing financial institutions. Gladstone Management estimates that demand for new capital to support these refinancings will outstrip supply of available capital significantly, resulting in higher interest rates on new debt issuances. While the bulk of these loans mature in 2013 and 2014, we believe that many obligors are refinancing this debt before it comes due, out of concern that capital will be limited when their debts mature. The chart below illustrates the coming wave of maturities on institutional loans.

General Reduction in Supply of Credit.  We believe that lenders are taking a much more conservative approach to lending in all asset classes, due in part to their diminished capital, large volumes of loan losses, enhanced regulatory scrutiny and the decline in the number of banks and other lending entities. We believe that small and mid-sized companies have realized the most significant reduction in credit supply, and thus will be willing to borrow from us at attractive interest rates. The chart below shows the decline in commercial banks.

Limited Lending Competition.  We believe that lending to small and mid-sized U.S. companies generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the lack of information available from these companies. In addition, we believe small and mid-sized companies often require more active monitoring and participation on the lender’s part. We believe that many financial organizations have cost structures that are not conducive to this type of lending. We believe this situation has worsened during the financial crisis, as banks have cut staff and other costs to preserve capital and return to profitability. As a result, we believe many financial institutions are emphasizing services to larger corporate clients and transactions, with a consequent reduction in the availability of debt financing to small and mid-sized companies.

Active Private Equity Focus on Small and Mid-Sized Firms.  Private equity firms have continued their active roles investing in small and mid-sized companies, and Gladstone Management’s senior management team expects this trend to continue. Private equity funds often seek to leverage their investments by combining capital with senior secured and second lien loans from other sources. Thus, we believe that continued significant private equity investment in small and mid-sized firms will continue to provide us with opportunities to fill the role of senior loan provider. We believe that the network of relationships between Gladstone Management’s senior management team and the private equity community will be a key channel through which we will access significant investment opportunities.

Attractive Market Segment.  We believe that the underserved nature of such a large segment of the market, coupled with strong demand for capital, creates a significant opportunity for investment. Because of the current investing environment, we believe that small and mid-sized companies are more likely to offer attractive economics in terms of transaction pricing, loan fees, prepayment penalties and more attractive security features in the form of stricter covenants and quality collateral. Additionally, as compared to larger companies, small and mid-sized companies often have simpler capital structures and carry less debt, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors present advantageous conditions in which to pursue our investment objectives of generating current income.

Investment Strategy

When identifying prospective borrowers, we intend to focus primarily on the following attributes, which we believe will help us generate higher total returns with an acceptable level of risk. These attributes are:

•	Value Orientation/Positive Cash Flow. Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value orientation. We intend to focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Additionally, we expect to target companies with a demonstrated ability to de-lever. Typically, we would not invest in start-up companies or companies having speculative business plans.

•	Defensible Market Positions that Present Attractive Growth Opportunities. We intend to invest in companies that have developed strong competitive positions within their respective markets and exhibit the potential to grow significantly. We will seek companies that we believe possess advantages in scale, scope, customer loyalty, product pricing, or product quality versus their competitors, minimizing sales risk and protecting profitability.

•	Investing in Smaller Companies. We intend to invest in companies that possess annual revenues between $2.5 million and $2.5 billion. We do not intend to invest in early stage companies or turnaround situations.

•	Proven Management Teams with Meaningful Equity Ownership. We intend to target borrowers that have experienced management teams with established track records of success. We will typically require our borrowers to have in place proper incentives to align managements’ goals with ours. Generally, we intend to focus on companies in which the management teams have significant equity ownership.

•	Private Equity Sponsorship. Often we will seek to provide debt financing in transactions sponsored by what we believe to be high-quality private equity firms. Gladstone Management’s senior management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company provides an additional level of due diligence investigation and is an implicit endorsement of the quality of the investment. Further, by co-investing with quality private equity firms and leveraged buyout, or LBO, funds which commit significant sums of equity capital with junior priority to our debt investments, we may reduce our risk of capital loss and benefit from having due diligence on our investments performed by both parties.

•	Diversification. We will seek to diversify our portfolio among companies engaged in a variety of industries, thereby reducing the risk that a downturn in any one industry will have a disproportionately negative impact on the value of our portfolio.

•	Repayment Ability. We intend to focus our investment activity primarily in companies whose business models and growth prospects offer good prospects of repayment of our loans with the potential for capital gain on any equity interest we hold through buying back of our equity interest upon repayment.

Moreover, we may acquire investments in the secondary market, and, in analyzing such investments, we will employ the same analytical process that we use for our primary investments.

Competitive Advantages

We believe that we offer to our investors the following competitive advantages over other capital providers to U.S. small and mid-sized companies:

Senior Debt Focus.  Our Manager has determined that there is a need for a senior lender to the small and mid-sized business marketplace. Many banks have departed the small and mid-sized lending area because they have capital challenges, high loan losses and cost structures that are not conducive to making such loans. Many team members of Gladstone Management have been loan officers for financial institutions that provide senior debt and are skilled at lending to small and mid-sized businesses.

Variable Rate Focus.  We intend to make variable rate loans tied to the London Interbank rate (LIBOR) or some other index that will increase or decrease with current interest rates being charged, thus protecting our investments from changes in interest rates.

Small and Mid-sized Business Focus.  Gladstone Management, through its management of the other Gladstone Companies, has developed an expertise in sourcing and investing in debt issued by small and mid-sized companies. We will attempt to leverage the relationships and expertise of the Gladstone Management team, which we believe will provide us access to an attractive pool of investment opportunities. Furthermore, Gladstone Management’s senior management team believes that the lack of focus by traditional lenders on small and mid-sized companies will provide us with a greater opportunity to negotiate terms that include enhanced protections without necessarily comprising yield.

National Platform with Seasoned Investment Professionals.  Gladstone Management’s senior management team believes that the breadth and depth of its experience provides us with a significant competitive advantage in sourcing attractive investment opportunities nationwide. The Gladstone Management senior management team, led by Mr. Gladstone, and its other investment professionals have invested in over 500 companies in more than 25 different industries. This team has forged relationships with an extensive network of private equity sponsors that focus on investments in the small to mid-sized companies that we will be targeting.

Long-term Investment Horizon.  Unlike most private equity and LBO funds, we will not be required to return capital to our stockholders once we are repaid by a portfolio company. The capital contributed to such funds typically can only be invested once and must be returned to investors after a specific time period. Therefore, private equity and LBO funds are often required to seek liquidity events for their portfolio companies, including initial public offerings, mergers, or recapitalizations, more quickly than might otherwise be optimal, potentially resulting in a lower return to investors. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, will provide us with the opportunity to increase total returns on invested capital compared to other private company investment vehicles. While we intend to explore opportunities to provide our investors with liquidity within five years following the completion of the offering, we are not obligated to provide such liquidity, and certain liquidity events, such as a listing of our shares on a national securities exchange, allow us to retain our investment portfolio intact.

Transaction Sourcing Capability.  Gladstone Management will seek to identify attractive investment opportunities for us both through active origination channels and through its long-term relationships with numerous corporate and fund management teams, members of the financial community and potential corporate partners. In addition, Gladstone Management will seek to leverage its significant access to transaction flow developed through its management relationship with GLAD, GAIN and GOOD. Our Manager expects to generate investment opportunities through syndicate deals and also through our Manager’s proprietary origination channels. With respect to syndicate deals, our Manager has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to our Manager’s origination channel, Gladstone Management will seek to leverage its US presence to generate access to a substantial amount of originated transactions with attractive investment characteristics. We believe that the broad networks of Gladstone Management will produce a significant amount of investment opportunities for us.

Disciplined, Income-Oriented Investment Philosophy.  Gladstone Management will employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach will involve a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to maximize current yield and minimize the risk of capital loss while maintaining potential for long-term capital appreciation. The Gladstone Management team follows a disciplined, income-and-value-oriented investment philosophy involving an exhaustive due diligence process from the perspective of a long-term investor and focusing on companies with some or all of the following characteristics: leading market positions, strong cash flows, seasoned management teams, and relatively low multiples of purchase price to cash flows.

Emphasis on Achieving Strong Risk-Adjusted Returns.  Gladstone Management employs a disciplined investment and risk management process that emphasizes rigorous fundamental research and analysis. We seek to build our portfolio on a “bottom-up” basis, choosing and sizing individual positions based on their relative risk/reward profiles as a function of the associated downside risk, volatility, correlation with existing portfolio and liquidity. At the same time, we take into consideration a variety of factors in managing our portfolio and impose portfolio-based risk constraints promoting a more diverse portfolio of investments and limiting cross-correlation exposure and issuer and industry concentration. In evaluating new investments, Gladstone Management conducts a rigorous due diligence process that draws upon investment experience, industry expertise and network of contacts of its senior investment professionals, as well as the other members of its investment team. Among other things, this rigorous due diligence process is designed to ensure that a prospective borrower will be able to meet its debt service obligations. Our Manager intends to employ a value-oriented investment philosophy focused on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we intend to be highly selective in deploying our capital. We do not intend to pursue short-term origination targets. We believe this approach will enable us to build an attractive investment portfolio that meets our return and value criteria over the long term.

Ability to Utilize a Wide Range of Transaction Structures.  Gladstone Management’s broad expertise and experience in transaction structuring at all levels of a company’s capital structure will afford us numerous tools to manage risk while preserving the opportunity for gain. We will attempt to capitalize on this expertise in an effort to produce an investment portfolio that will perform in a broad range of economic conditions. In addition, we believe that the ability to offer several forms of financing will make us an attractive provider of capital to prospective borrowers. Such flexible transaction structuring allows a prospective borrower to forgo the substantial cost of conducting multiple negotiations and undergoing multiple due diligence processes to secure the different types of capital it requires.

Terms of the Offering

Through          , our dealer manager, we are offering on a continuous basis up to 50,000,000 shares of our common stock at an initial offering price of $10.00 per share. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum initial investment amount is $2,500 in shares of our common stock. We will not sell any shares unless by the date which is one year after the date of this prospectus we have sold shares producing gross offering proceeds of $2.5 million from persons who are not affiliated with us or Gladstone Management. We refer to this threshold as the minimum offering requirement.

Pending satisfaction of the minimum offering requirement, all subscription payments will be placed in an escrow account held by our escrow agent, Branch Banking and Trust, or BB&T, in trust for the subscribers’ benefit, pending release to us. If we do not satisfy the minimum offering requirement by          , 2011 (which is one year after the date of this prospectus), we will promptly return all funds in the escrow account (including interest), and we will stop offering shares. We will not receive any fees or expenses from any funds returned to investors by the escrow agent. The dealer manager will notify the network of selected broker-dealers once the minimum offering requirement has been attained.

After meeting the minimum offering requirement and holding our initial closing, we will then sell our shares on a continuous basis at a price of $10.00; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below net asset value. Because of the possibility that the price per share will change, persons who subscribe for shares in this offering must submit subscriptions for a fixed dollar amount rather than a number of shares and, as a result, may receive fractional shares of our common stock. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.gladstonelending.com. See “Risk Factors — Risks Relating to this Offering and Our Common Stock — After the minimum offering requirement is met, investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our board of directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value.”

After meeting the minimum offering requirement, we expect to hold closings up to three times a month (generally on the 10th, 18th and 26th, or the next business day if such day falls on a Saturday, Sunday or federal holiday). We will accept new subscriptions and admit new stockholders on each closing date. You will begin accruing distributions immediately on a daily basis upon our acceptance of your subscription. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. We will place your subscription payment in an account held by our escrow agent, which funds will be held in trust for your benefit until the next closing date. On such closing date, we will either accept or reject your subscription and (1) if accepted, we will transfer your funds to our general account, or (2) if rejected, we will return your funds, without interest, within 10 business days thereafter. No interest will be payable to subscribers on funds held by the escrow agent after the satisfaction of the minimum offering requirement, nor will any fees or expenses be deducted by us until such funds are released to us at the next scheduled closing.

Suitability Standards

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that investors may have no current ability to sell their shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of investment, including the risks associated with the use of leverage, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background information, and qualifications of Gladstone Management, and (e) the tax consequences of the investment. For additional information, including special suitability standards for residents of Alabama, Arizona, Iowa, Kansas, Kentucky, Massachusetts, Michigan, Nebraska and Ohio, see “Suitability Standards” above.

How to Subscribe

Investors who meet the suitability standards described herein may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

•	Read this entire prospectus and all appendices and supplements accompanying this prospectus.

•	Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.

•	Deliver a check for the full purchase price of the shares of our common stock being subscribed for along with the completed subscription agreement to the selected broker-dealer. You should make your check payable to “BB&T, as agent for Gladstone Lending Corporation.” You must initially invest at least $2,500 in shares of our common stock to be eligible to participate in this offering. After you have satisfied the applicable minimum purchase requirement, additional purchases must be in amounts of at least $500, except for purchases made pursuant to our distribution reinvestment plan which are not subject to any minimum investment requirements.

•	By executing the subscription agreement and paying the total purchase price for the shares of our common stock subscribed for, each investor attests that such investor meets the suitability standards as stated in the subscription agreement.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part for any reason or no reason. Subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds shall be returned to subscribers with interest and without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until as least five business days after the date you receive the final prospectus.

An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

Estimated Use of Proceeds

We intend to use substantially all of the proceeds from this offering, net of expenses, to make loans to small and mid-sized U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus. The remainder will be used for working capital and general corporate purposes. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objectives. It may take several months before we have raised sufficient funds to make any investments or to invest the initial proceeds of this offering in securities meeting our investment objectives and providing diversification of our portfolio. Pending such use, we will invest the net proceeds primarily in short-term securities consistent with our status as a BDC and our election to be taxed as a RIC. During this time, we may employ a portion of the net proceeds to pay operating expenses, distributions to stockholders, and for general corporate purposes. See “Estimated Use of Proceeds.”

The following table sets forth our estimates of how we intend to use the gross proceeds of this offering. Information is provided assuming that we sell: (1) the minimum number of shares required to meet our minimum offering requirement, or 250,000 shares, and (2) the maximum number of shares registered in this offering, or 50,000,000 shares. The amount of net proceeds may be more or less than the amount set forth in the table below depending on the public offering price of the shares and the actual number of shares we sell in the offering.

The amounts in this table assume that the full fees and commissions are paid on all shares offered to the public on a best efforts basis. All or a portion of the selling commissions and the dealer manager fee may be reduced or eliminated in connection with certain categories of sales such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available for us to invest. Because amounts in the following table are estimates, they may not accurately reflect the actual amount of offering proceeds received or the use of such proceeds.

	Minimum Offering		Maximum Offering
	Amount	%	Amount	%

Gross Proceeds	$2,500,000	100.0%	$500,000,000	100.0%
Less:
Selling Commission	$175,000	7.0%	$35,000,000	7.0%
Dealer Manager Fee	$75,000	3.0%	$15,000,000	3.0%
Offering Expenses	$125,000	5.0%	$7,500,000	1.5%

Net Proceeds/Amount Available for Investments	$2,125,000	85.0%	$442,500,000	88.5%

Share Repurchase Program

We do not currently intend to list our shares on any securities exchange and do not expect a public market for our shares to develop in the foreseeable future, if at all. Because of the lack of a trading market for our shares, stockholders should not expect to be able to sell their shares promptly at a desired price. See “Share Repurchase Program.”

Beginning 12 months after meeting our minimum offering requirement, we intend to offer to repurchase shares on such terms as may be determined by our board of directors unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. We anticipate conducting such repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934 and the 1940 Act. In months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold the first closing of the month for the sale of shares in this offering (generally the 10th, or the next business day if the 10th falls on a Saturday, Sunday or federal holiday).

We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, we do not expect to repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter. We further anticipate that we will offer to repurchase such shares during the offering period at a price equal to 90% of the offering price in effect on the date of repurchase and after the offering period at a price equal to our net asset value per share at the time of repurchase. We will not be obligated to commence repurchase offers at any time.

In connection with its consideration of whether to commence repurchase offers, our board of directors will consider any requests it has received from stockholders. If you wish to tender your shares to be repurchased you must either tender at least 25% of the shares you purchased in the offering or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $2,500 worth of shares following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act.

We intend to seek exemptive relief from Regulation M under the Securities Exchange Act of 1934, as amended, in connection with our proposed share repurchase program. See “Share Repurchase Program.”

Liquidity Strategy

We do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for the shares in the foreseeable future. We intend to explore a liquidity event for our stockholders within five years following the completion of our offering stage. However, we may determine to complete a liquidity event sooner than five years following the completion of our offering stage. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange, or (3) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly traded company. We refer to the above scenarios as “liquidity events.” While our intention is to explore or complete a liquidity event in five years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity. In order to facilitate the future listing of our shares, we have reserved the trading symbol “GOAL” with NASDAQ. We do not currently intend to internalize our management structure because Gladstone Management manages other public funds and such internalization would produce non-qualified income for us that could disqualify us as a regulated investment company.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

Advisory and Administration Fees

We will pay Gladstone Management a fee for its services. Pursuant to the Advisory Agreement, Gladstone Management will be entitled to a fee consisting of two components — a base management fee and an incentive fee. The base management fee will be payable quarterly in arrears, and will be calculated at an annual rate of 1.0% of the average value of our gross assets comprising senior syndicated loans secured by first lien security interests and 2.0% of the average value of all of our other gross assets. There will be no fee on uninvested cash that is in short term investments. Senior syndicated loans are loans that are syndicated by banks and other syndication agents that generally are traded on a limited basis between institutional buyers and sellers.

The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We will pay the Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and will equal 20.0% of our realized capital gains, if any, as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in its portfolio. See “Portfolio Management — Investment Advisory and Management Agreement”

Gladstone Administration will be reimbursed separately for administrative expenses it incurs on our behalf. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer, internal counsel, treasurer, investor relations contact and their respective staffs. The allocation is based primarily on the assets under management of our fund compared to those of other funds serviced by our Administrator. See “Portfolio Management — Administration Agreement.”

Conflicts of Interest

Gladstone Management and certain of its affiliates will experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

•	The directors, officers and other personnel of Gladstone Management allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including the investment activities of GLAD, GAIN, GOOD, LAND and PARTNERS;

•	The compensation payable by us to Gladstone Management and other affiliates will be approved by our board of directors consistent with the exercise of their fiduciary obligations under Maryland law. Such compensation is payable, in most cases, whether or not our stockholders receive distributions and may be based in part on the value of assets acquired with leverage;

•	We may compete with certain affiliates, including GLAD, GAIN, GOOD and PARTNERS, for investments, subjecting Gladstone Management and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf;

•	Our investment strategies and objectives may overlap in some cases with those of GLAD and GAIN, and, therefore, we may compete with GLAD and GAIN for deal flow;

•	Regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our stockholders, Gladstone Management will receive certain fees in connection with the management and sale of our portfolio companies;

•	Gladstone Management and their affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us, even though their investment objectives may be similar to ours;

•	Gladstone Management and their affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and may involve substantial time and resources of Gladstone Management; and

•	Although funds managed by Gladstone Management have historically not co-invested with each other in transactions, to the extent permitted by the 1940 Act, SEC Staff interpretations and exemptive relief obtained by us or our affiliates, Gladstone Management may in the future determine it appropriate for us and one or more other investment accounts managed by Gladstone Management or their affiliates to participate in an investment opportunity. Gladstone Management, GAIN, GLAD and PARTNERS received an exemptive order from the SEC in November 2005 which permits PARTNERS to co-invest with GAIN and GLAD, in accordance with the terms set forth in the order. The order permits PARTNERS’ to co-invest with future BDC’s managed by Gladstone Management, which includes Gladstone Lending. While we currently do not intend to co-invest with any other entity managed by Gladstone Management, we may in the future, subject to obtaining exemptive relief from the SEC, elect to change our co-investment policy and co-invest with any such investment entity to the extent permitted by the 1940 Act, or the rules and regulations thereunder. These co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, Gladstone Management will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of us, the clients for which participation is appropriate and any other factors deemed appropriate. See “Certain Relationships and Related Party Transactions — Allocation of Opportunities.”

Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. The following are some of the risks an investment in us involves:

•	We are a new company and have no operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives.

•	This is a blind pool investment. We have not identified specific investments that we will make with the proceeds of this offering, and therefore you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock.

•	Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.

•	The amount of any distributions we may pay is uncertain. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you.

•	We may borrow funds to make investments. As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities. Moreover, all assets that we may acquire with leverage will be subject to base management fees payable to Gladstone Management.

•	We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.

•	Current market conditions have adversely affected the capital markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These conditions, if they persist, may make it more difficult for us to achieve our investment objectives.

•	A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and will not be based on market quotations or other observable inputs; as a result, there will be uncertainty as to the value of our portfolio investments.

•	We intend to invest primarily in senior secured term loans, and the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company, which could lead to a loss of principal.

•	The potential for Gladstone Management to earn incentive fees under the Advisory Agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be the case, and Gladstone Management may have an incentive to increase portfolio leverage in order to earn higher base management fees.

•	Gladstone Management and its affiliates face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which Gladstone Management will attempt to resolve in a fair an equitable manner but which may result in actions that are not in your best interests.

•	This is a “best efforts” offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.

•	As a result of the annual distribution requirement to qualify as a RIC, we will likely need to continually raise cash or make borrowings to fund new investments. At times, these sources of funding may not be available to us on acceptable returns, if at all.

•	After meeting the minimum offering requirement, the purchase price at which you purchase shares will be determined at each closing date. As a result, your purchase price may be higher than the prior closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior closing price.

•	Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of any losses suffered by a few of these investments.

•	One of our potential exit strategies is to list our shares for trading on a national securities exchange, and shares of publicly traded closed-end investment companies frequently trade at a discount to their net asset value. In such case, we would not be able to predict whether our common stock would trade above, at or below net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline.

•	The price of our common stock prior to meeting the minimum offering requirement was established on an arbitrary basis and is not based on the amount or nature of our assets or our book value. Therefore, at any given time, the offering price may be higher than the value of our interests in portfolio companies.

•	We intend to qualify as a RIC but may fail to do so. Such failure would subject us to federal income tax on all of our taxable income, which would have a material adverse effect on our financial performance.

See the section under the caption “Risk Factors” below and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Reports to Stockholders

Both our quarterly reports on Form 10-Q and our annual reports on Form 10-K will be made available on our website at www.gladstonelending.com at the end of each fiscal quarter and fiscal year, as applicable, and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Distributions

We expect to authorize and declare monthly distributions beginning with the first calendar month after the month in which the minimum offering requirement is met. Once we commence paying distributions, we expect to continue paying monthly distributions unless our results of operations, our general financial condition, general economic conditions or other factors prohibit us from doing so. Distributions on shares of our common stock for a given calendar month will be payable on or about the 10th calendar day of the following month (or the next business day if the 10th falls on a Saturday, Sunday or federal holiday). You will begin accruing distributions immediately on a daily basis upon our acceptance of your subscription and issuance of stock to you. From time to time, we may also pay interim distributions at the discretion of our board. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for U.S. federal income tax purposes. A return of capital is a return of your investment rather than earnings or gains derived from our investment activities. See “Material U.S. Federal Income Tax Considerations.” There can be no assurance that we will be able to pay distributions at a specific rate or at all.

Distribution Reinvestment Plan

We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution reinvestment plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions. Shares issued pursuant to our distribution reinvestment plan will be issued on the same date that we hold the first closing of the month for the sale of shares in this offering (generally the 10th, or the next business day if the 10th falls on a Saturday, Sunday or federal holiday). Your reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering on such closing date. See “Distribution Reinvestment Plan.”

Taxation

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

Corporate Information

Our principal executive offices are located at 1521 Westbranch Drive, Suite 200, McLean, VA 22102. We maintain a website at www.gladstonelending.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Gladstone Lending Corporation,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:

Expenses (as a percentage of offering price)(1)
Sales load to dealer manager(2)	10.0%
Offering expenses(3)	1.5%
Distribution reinvestment plan expenses(4)	—
Total stockholder transaction expenses	11.5%
Annual expenses (as a percentage of net assets attributable to common stock)(1)
Base management fee payable under our Advisory Agreement(5)	2.0%
Incentive fees payable under our Advisory Agreement(6)	0.0%
Interest payments on borrowed funds(7)	3.0%
Other expenses(8)	1.4%
Total annual expenses	6.4%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and that stockholders would pay a selling commission of 7.0% and a dealer manager fee of 3.0% with respect to common stock sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$174	$290	$402	$666

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our distribution reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the greater of 95% of the most recent offering price or at such price necessary to ensure that shares are not sold at a price that is below net asset value. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

(1)	Amount assumes we sell $150 million worth of our common stock in this offering which represents the amount we expect to sell during the twelve months following the commencement of the offering and also assumes we borrow funds equal to 50.0% of our net assets. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. For example, if we were to meet the minimum offering requirement only, our expenses as a percentage of the offering price would be significantly higher. There can be no assurance that we will sell $150 million worth of our common stock.

(2)	“Sales load” includes selling commissions of 7.0% and dealer manager fees of 3.0%.

(3)	Amount reflects estimated offering expenses to be paid by us of up to $2.25 million if we raise $150 million in gross proceeds.

(4)	The expenses of administering our distribution reinvestment plan are included in “Other expenses.”

(5)	Our base management fee will be payable quarterly in arrears, and will be calculated at an annual rate of 1.0% of the average value of our gross assets comprising senior syndicated loans secured by first lien security interests and 2.0% of the average value of all other of our gross assets. There will be no fee on uninvested cash that is in short term investments. For more information on fees paid to Gladstone Management, see “Portfolio Management — Investment Advisory and Management Agreement.”

(6)	Based on our current business plan, we anticipate that we will begin to make investments as soon as practicable after we meet our minimum offering requirement, and we may have capital gains and interest income that could result in the payment of an incentive fee to Gladstone Management in the first year after completion of this offering. However, the incentive fee payable to Gladstone Management is based on our performance and will not be paid unless we achieve certain performance targets. As we cannot predict whether we will meet the necessary performance targets, we have assumed that no incentive fee will be paid for purposes of this chart. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies, and realize capital gains upon the sale of equity investments in our portfolio companies.

The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We will pay the Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The capital gains-based incentive fee equals 20% of our net realized capital gains since our inception, if any, computed net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year. For a full explanation of how the incentive fee is calculated, see “Portfolio Management — Investment Advisory and Management Agreement.”

(7)	We may borrow funds to make investments, including before we have fully invested the initial proceeds of this offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our investors. The figure in the table assumes we borrow for investment purposes an amount equal to 50% of our net assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is 6.0%. Our ability to incur leverage during the twelve months following the commencement of this offering depends, in large part, on whether we meet our minimum offering requirement and, if so, the amount of money we are able to raise through the sale of shares registered in this offering.

(8)	Includes our estimated overhead expenses for the next twelve months, including payments under the Administration Agreement based on our projected allocable portion of overhead and other expenses incurred by Gladstone Administration in performing its obligations under the Administration Agreement. See “Portfolio Management — Administration Agreement.”

COMPENSATION OF THE DEALER MANAGER AND THE INVESTMENT ADVISER

The dealer manager will receive compensation and reimbursement for services relating to this offering, and we will compensate Gladstone Management for the investment and management of our assets. The most significant items of compensation, fees, expense reimbursements and other payments that we expect to pay to these entities and their affiliates are included in the table below. The selling commissions and dealer manager fee may vary for different categories of purchasers. See “Plan of Distribution.” This table assumes the shares are sold through distribution channels associated with the highest possible selling commissions and dealer manager fees. For illustrations of how the base management fee and the incentive fees are calculated, see “Portfolio Management — Investment Advisory and Management Agreement.”

		Estimated Amount for
		Maximum Offering
Type of Compensation	Determination of Amount	(50,000,000 Shares)(1)

	Dealer Manager Fees
Selling commissions(2)	7.0% of gross offering proceeds from the offering; all selling commissions are expected to be re-allowed to selected broker-dealers.	$35,000,000
Dealer manager fee(2)	Up to 3.0% of gross proceeds, all or a portion of which may be re-allowed to selected broker-dealers.	$15,000,000
	Reimbursement of Offering Costs
Other organization and offering expenses(3)	We will reimburse Gladstone Management and Gladstone Administration for the organizational and offering costs that each has incurred on our behalf only to the extent that the reimbursement would not cause the selling commissions, dealer manager fee, accountable due diligence expenses and the other organizational and offering expenses borne by us to exceed 15% of the gross offering proceeds as the amount of proceeds increases. Based on our current estimate, we estimate that these organization and offering expenses (other than sales commissions and the dealer manager fee) would be approximately $7.5 million, or 1.5% of the gross offering proceeds, if we use the maximum amount offered.	$7,500,000
	Investment Adviser Fees
Base management fee(4)	The base management fee will be calculated at an annual rate of 1.0% of our average gross assets in syndicated first lien loans and 2.0% of our average of all our other gross assets (except 0% on idle cash temporary investments) and payable quarterly in arrears. The base management fee may or may not be taken in whole or in part at the discretion of Gladstone Management. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as Gladstone Management shall determine.	$6,637,500

Estimated Amount for
Maximum Offering
Type of Compensation	Determination of Amount	(50,000,000 Shares)(1)

Income-Based Incentive Fee
The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We will pay the Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•   no incentive fee in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

•   100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•   20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).
These amounts cannot be estimated since they are based upon the performance of the assets held by the company. The company currently has no assets and no prior performance.
Capital Gains-Based Incentive Fee	The capital gains-based incentive fee will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement) and will equal 20.0% of our net realized capital gains since our inception, if any, computed net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year.	These amounts cannot be estimated since they are based upon the performance of the assets held by the company. The company currently has no assets and no prior performance.
Administrator Fees
Other Operating Expenses	Pursuant to the Administration Agreement, Gladstone Administration will provide us with clerical, bookkeeping and record keeping services and perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports to be filed with the SEC, assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns, the printing and dissemination of reports to our stockholders, maintaining our website and other investor relations services, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer, internal counsel, treasurer, investor relations contact and their respective staffs. The allocation is based primarily on the assets under management of our fund compared to those of other funds serviced by our Administrator.	Actual amounts are dependent upon actual expenses incurred by Gladstone Administration and therefore cannot be determined at this time.

(1)	Assumes all shares are sold at $10.00 per share with no reduction in selling commissions or dealer manager fees.

(2)	The selling commission and dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales to our officers, directors or other affiliates, sales for which a volume discount applies, and sales through investment advisers or banks acting as trustees or fiduciaries. No selling commission or dealer manager fee will be paid in connection with sales under our distribution reinvestment plan. In addition, we may reimburse our dealer manager for bona fide accountable due diligence expenses included in detailed and itemized invoices.

(3)	After raising at least $2.5 million in gross offering proceeds from persons who are not affiliated with us or Gladstone Management, we expect to begin incurring some organizational and offering expenses directly. The organizational and offering expense reimbursement consists of costs incurred by Gladstone Management, Gladstone Administration or their respective affiliates on our behalf for legal, accounting, printing and other offering expenses, including for marketing, salaries and direct expenses of its employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock, which shall include development of marketing and marketing presentations and training and educational meetings and generally coordinating the marketing process for us. Any such reimbursement will not exceed actual expenses incurred by Gladstone Management, Gladstone Administration, or their respective affiliates. Gladstone Management is responsible for the payment of our cumulative organizational and offering expenses to the extent they exceed the greater of $125,000 or 1.5% of the aggregate proceeds from the offering, without recourse against or reimbursement by us.

(4)	The estimated base management fee assumes half of our gross assets are invested in syndicated first lien loans calculated at an annual rate of 1.0%.

Certain of the advisory fees payable to Gladstone Management are not based on the performance of our investments. See “Portfolio Management — Investment Advisory and Management Agreement,” “Portfolio Management — Administration Agreement” and “Certain Relationships and Related Party Transactions” for a more detailed description of the fees and expenses payable to Gladstone Management, Gladstone Administration and their affiliates and the conflicts of interest related to these arrangements.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See “Prospectus Summary” and the remainder of this prospectus for more detailed information about our structure, our business, and this offering.

Q:	What is a “BDC”?

A:	BDCs are closed-end funds that elect to be treated as business development companies under the 1940 Act. As such, BDCs are subject to only certain provisions of the 1940 Act, as well as the Securities Act of 1933 and the Securities Exchange Act of 1934. BDCs make investments in private or thinly-traded public companies in the form of long-term debt or equity capital, with the goal of generating current income or capital growth. BDCs can be internally or externally managed and qualify to elect to be taxed as “regulated investment companies” for federal tax purposes.

Q:	What is a “RIC”?

A:	A “RIC” is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income that it distributes to its stockholders as distributions. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, a company must distribute to its stockholders for each taxable year at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses. See “Material U.S. Federal Income Tax Considerations” for more information regarding RICs.

Q:	Who will choose which investments to make?

A:	All investment decisions made by Gladstone Management will require the unanimous approval of its investment committee. The members of Gladstone Management’s investment committee are David Gladstone, Terry Brubaker and Chip Stelljes. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and will review the compensation we pay to Gladstone Management and determine that the provisions of the Advisory Agreement are carried out.

Q:	What is the experience of Gladstone Management?

A:	Our investment activities will be managed by Gladstone Management, who oversees the management of our activities and who assists with the day-to-day management of our investment operations. Since its inception in 2001, Gladstone Management has invested over $2.0 billion and currently has over $1.0 billion in assets under management. Gladstone Management is led by its senior management team, currently comprised of David Gladstone, Terry Brubaker and Chip Stelljes, who have significant experience across private equity, leveraged finance and real estate investing. See “Management” for the experience of these individuals.

Q:	How does a “best efforts” offering work?

A:	When shares of common stock are offered to the public on a “best efforts” basis, the broker-dealers participating in the offering are only required to use their best efforts to sell the shares of our common stock. Broker-dealers do not have a firm commitment or obligation to purchase any of the shares of common stock.

Q:	How long will this offering last?

A:	This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to this registration statement, which are subject to SEC review, to allow us to continue this offering for at least two years. Your ability to purchase shares and submit shares for repurchase will not be effected by the expiration of this offering and the commencement of a new one.

Q:	What happens if you do not raise a minimum of $2.5 million in this offering?

A:	We will not sell any shares unless we sell a minimum of $2.5 million in shares by , 2011 (one year from the date of this prospectus). Purchases by our directors or officers or by any of our affiliates or by Gladstone Management will not count toward meeting this minimum threshold. Pending satisfaction of this minimum offering requirement, all subscription payments will be placed in an account held by the escrow agent for our subscribers’ benefit, pending release to us after satisfaction of the minimum offering requirement. If we do not raise gross offering proceeds of $2.5 million by one year from the date of this prospectus, the escrow agent will promptly return all funds in the escrow account (including interest), and we will stop offering shares. We will not receive any fees or expenses out of any funds returned to investors. If we meet the minimum offering requirement, the proceeds held in escrow, plus interest, will be released to us. See “Plan of Distribution.”

Q:	Will I receive a stock certificate?

A:	No. Our board of directors has authorized the issuance of shares of our capital stock without certificates. We expect that we will not issue shares in certificated form until such time, if ever, as we list our shares on a national securities exchange. We anticipate that all shares of our common stock will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces the offering costs.

Q:	Who can buy shares of common stock in this offering?

A:	In general, you may buy shares of our common stock pursuant to this prospectus if you have either (1) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (2) a net worth of at least $250,000. For this purpose, net worth does not include your home, home furnishings and personal automobiles. Our suitability standards also require that a potential investor (i) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iii) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of Gladstone Management, and (e) the tax consequences of the investment. Certain states may impose additional suitability standards upon us. These minimum net worth and investment levels may be higher in certain states, so you should carefully read the more detailed description under “Suitability Standards” above.

Certain volume discounts may be available for large purchases. See “Plan of Distribution.” The net proceeds to us from a sale eligible for a volume discount will be the same, but the selling commissions payable to the selected broker-dealer will be reduced.

Our affiliates may also purchase shares of our common stock. The selling commission, the dealer manager fee and the organization and offering expense reimbursement that are payable by other investors in this offering will be reduced or waived for our affiliates. The purchase of shares of our common stock by our affiliates will not count toward satisfying our minimum offering requirement.

Q:	How do I subscribe for shares of common stock?

A:	If you meet the suitability standards and choose to purchase shares in this offering, you will need to (1) complete a subscription agreement, the form of which is attached to this prospectus as Appendix A, and (2) pay for the shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected by us within 30 days of receipt by us and, if rejected, all funds will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected.

Q:	Is there any minimum initial investment required?

A:	Yes. To purchase shares in this offering, you must make an initial purchase of at least $2,500. Once you have satisfied the minimum initial purchase requirement, any additional purchases of our shares in this offering must be in amounts of at least $500 except for additional purchases pursuant to our distribution reinvestment plan. See “Plan of Distribution.”

Q:	Can I invest through my IRA, SEP or after-tax deferred account?

A:	Yes, subject to the suitability standards. An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.

Q:	How will the payment of fees and expenses affect my invested capital?

A:	The payment of fees and expenses will reduce the funds available to us for investment in portfolio companies and the income generated by the portfolio as well as funds available for distribution to stockholders. The payment of fees and expenses will also reduce the book value of your shares of common stock.

Q:	Will the distributions I receive be taxable?

A:	Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of 15% (through 2010). In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% (through 2010) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Q:	Will I be notified on how my investment is doing?

A:	Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.GladstoneLending.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Q:	When will I get my detailed tax information?

A:	We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. The form 1099 is due to stockholders by January 31 each year.

Q:	Are there any restrictions on the transfer of shares?

A:	No. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

Q:	Who can help answer my questions?

A:	If you have more questions about the offering or if you would like additional copies of this prospectus, you should contact your registered representative or:

[Dealer Manager]

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

This is a blind pool offering. We have not identified any specific investments that we will make with the proceeds from this offering, and you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock.

This is a blind pool offering. Neither we nor Gladstone Management has presently identified, made investments in or contracted to make investments. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning our investments prior to purchasing shares of our common stock. You must rely on Gladstone Management and our board of directors to implement our investment policies, to evaluate our investment opportunities and to structure the terms of our investments. Because investors are not able to evaluate our investments in advance of purchasing shares of our common stock, this offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

Gladstone Lending Corporation is a new company and has no operating history.

We were formed in December 2009 and will not commence operations until we receive gross proceeds of $2.5 million in this offering from persons who are not affiliated with us or Gladstone Management, which we refer to as meeting the minimum offering requirement. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of our common stock could decline substantially.

Current market conditions have impacted debt and equity capital markets in the United States, and we do not know if these conditions will improve in the near future.

Since the third quarter of 2007, global credit and other financial markets have suffered substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in the affairs of several major domestic and international financial institutions. In particular, the financial services sector has been negatively impacted by significant write-offs as the value of the assets held by financial firms has declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations have also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty.

Since March 2009, there have been signs that the global credit and other financial market conditions have improved markedly as stability has increased throughout the international financial system. Concentrated policy initiatives undertaken by central banks and governments appear to have curtailed the incidence of large-scale failures within the global financial system. Concurrently, investor confidence, financial indicators, capital markets activity and asset prices have shown signs of marked improvement since the second quarter of 2009. While financial conditions have improved, economic activity has remain subdued and corporate interest rate risk premiums, otherwise known as credit spreads, remain at historically high levels, particularly in the loan and high yield bond markets. These conditions may negatively impact our ability to obtain financing, particularly from the debt markets. In addition, future financial market uncertainty could lead to further financial market disruptions and could further impact our ability to obtain financing.

Economic recessions or downturns such as the one we are currently experiencing could impair our portfolio companies and harm our operating results.

Many of the portfolio companies in which we may invest may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Current adverse economic conditions may also decrease the value of any collateral securing our senior secured and second lien secured loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

Unfavorable economic conditions or other factors may affect our ability to borrow for investment purposes, and may therefore adversely affect our ability to achieve our investment objective.

Unfavorable economic conditions or other factors could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

Our ability to achieve our investment objectives depends on Gladstone Management’s ability to manage and support our investment process. If Gladstone Management were to lose any members of its senior management team, our ability to achieve our investment objectives could be significantly harmed.

We depend on the diligence, skill and network of business contacts of the senior management of Gladstone Management. We also depend, to a significant extent, on Gladstone Management’s access to the investment professionals employed by Gladstone Management and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. Gladstone Management will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of Gladstone Management, including the senior management team of Messrs. Gladstone, Brubaker and Stelljes. Each of Messrs. Gladstone, Brubaker and Stelljes is subject to an employment contract with Gladstone Management but not with us, nor will they receive any compensation from us, other than payments made to Gladstone Management pursuant to the Advisory Agreement. The departure of these individuals could have a material adverse effect on our ability to achieve our investment objectives. In addition, we can offer no assurance that Gladstone Management will remain our investment adviser or that we will continue to have access to its investment professionals or its information and deal flow.

Our ability to achieve our investment objectives depends on Gladstone Management’s ability to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. Gladstone Management’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, Gladstone Management may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Gladstone Management may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

As required by the 1940 Act, the Advisory Agreement provides that we may terminate the agreement without penalty upon 60 days written notice to the Adviser. Gladstone Management may voluntarily terminate the Advisory Agreement upon 120 days notice prior to termination and must pay all expenses associated with its termination. If the Advisory Agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements were terminated, it may be difficult for us to replace Gladstone Management.

Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks, and commercial banks, the inability of Gladstone Management to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that Gladstone Management will depend on their relationships with private equity sponsors, investment banks, and commercial banks, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If Gladstone Management fails to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom Gladstone Management has relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, also make investments in small- to mid-sized private, U.S. companies. As a result of these new entrants, competition for investment opportunities in small and mid-sized private, U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a BDC.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of directors. Typically, there is not a public market for the securities of the privately held companies in which we intend to invest. As a result, we will value these securities quarterly at fair value as determined in good faith by our board of directors.

Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the borrower’s earnings and its ability to make payments on its indebtedness, the markets in which the borrower does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

There is a risk that investors in our shares may not receive distributions or that our distributions may not grow over time.

We intend to make distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions.

The amount of any distributions we pay is uncertain. Our distributions to our stockholders may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we pay may represent a return of capital to you which will lower your tax basis in your shares and reduce the amount of funds we have for investment in targeted assets. We may not be able to pay you distributions, and our distributions may not grow over time.

We expect to authorize and declare monthly distributions that will be paid on a monthly basis. We will pay these distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of this offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares. Distributions from the proceeds of this offering or from borrowings also could reduce the amount of capital we ultimately invest in interests of portfolio companies.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree or for purposes other than those contemplated at the time of this offering.

If we internalize our management functions, your interest in us could be diluted, and we could incur other significant costs and face other significant risks associated with being self-managed.

Our board of directors may decide in the future to internalize our management functions. If we do so, we may elect to negotiate to acquire Gladstone Management’s assets and personnel. At this time, we cannot anticipate the form or amount of consideration or other terms relating to any such acquisition. Such consideration could take many forms, including cash payments, promissory notes and shares of our common stock. The payment of such consideration could result in dilution of your interests as a stockholder and could reduce the earnings per share attributable to your investment.

In addition, while we would no longer bear the costs of the various fees and expenses we expect to pay to Gladstone Management under the Advisory Agreement, we would incur the compensation and benefits costs of our officers and other employees and consultants that we now expect will be paid by Gladstone Management or its affiliates. In addition, we may issue equity awards to officers, employees and consultants, which awards would decrease net income and may further dilute your investment. We cannot reasonably estimate the amount of fees we would save or the costs we would incur if we became self-managed. If the expenses we assume as a result of an internalization are higher than the expenses we avoid paying to Gladstone Management, our earnings per share would be lower as a result of the internalization than it otherwise would have been, potentially decreasing the amount of funds available to distribute to our stockholders and the value of our shares. As currently organized, we will not have any employees. If we elect to internalize our operations, we would employ personnel and would be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims, potential labor disputes and other employee-related liabilities and grievances.

If we internalize our management functions, we could have difficulty integrating these functions as a stand-alone entity. In addition, we could have difficulty retaining such personnel employed by us. Currently, individuals employed by Gladstone Management, Gladstone Administration, and its affiliates perform asset management and general and administrative functions, including accounting and financial reporting, for multiple entities. These personnel have a great deal of know-how and experience. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a stand-alone entity. An inability to manage an internalization transaction effectively could thus result in our incurring excess costs or suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management’s attention could be diverted from most effectively managing our investments.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of Gladstone Management to other types of investments in which Gladstone Management may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us.

Upon commencement of this offering, we will be subject to the Sarbanes-Oxley Act of 2002, or the “Sarbanes-Oxley Act,” and the related rules and regulations promulgated by the SEC. Under current SEC rules, beginning with our fiscal year ending June 30, 2011, our management will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to pay distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We operate in a highly competitive market for investment opportunities.

A number of entities will compete with us for investments in small and mid-sized companies of the types we intend to make. We will compete with public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which would allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. The competitive pressures we face could have a material adverse effect on our business, financial condition, and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

Risks Related to Gladstone Management and Its Affiliates

Gladstone Management and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.

Gladstone Management and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the dealer manager to earn additional dealer manager fees and Gladstone Management to earn increased management fees.

We may be obligated to pay Gladstone Management incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our Advisory Agreement entitles Gladstone Management to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay Gladstone Management incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a borrower defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. Gladstone Management is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received. For U.S. federal income tax purposes, we may be required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in circumstances in which we do not receive a corresponding payment in cash and to pay distributions with respect to such income to maintain our status as a RIC even though we will not have received any corresponding cash amount. Under such circumstances, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay an incentive fee with respect to such accrued income for which we have not received a corresponding cash payment. We may have to sell some of our investments at times or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

The time and resources that individuals employed by Gladstone Management devote to us may be diverted and we may face additional competition due to the fact that individuals employed by Gladstone Management are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

Gladstone Management is not prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. Accordingly, Gladstone Management’s management and investment teams may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. In addition, we may compete with any such investment entity for the same investors and investment opportunities. While we currently do not intend to co-invest with any other entity managed by Gladstone Management, we may in the future, subject to obtaining exemptive relief from the SEC, elect to change our co-investment policy and co-invest with any such investment entity to the extent permitted by the 1940 Act, or the rules and regulations thereunder.

Our fee structure may induce Gladstone Management to make speculative investments or incur debt.

The incentive fee payable by us to Gladstone Management may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to Gladstone Management is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage Gladstone Management to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

Our investment objectives could overlap with the investment objectives of GLAD, which might force our investment team to choose whether we or GLAD will make a specific investment.

GLAD may have investment objectives that overlap with our investment objectives and, accordingly, may make loans to, and invest in, companies similar to those which we intend to target. As a result of their responsibilities for and economic interest in GLAD, the members of our investment team may at times face conflicts of interest regarding the allocation of investment opportunities between us and GLAD. Although the members of our investment team will endeavor to allocate investment opportunities in a fair and equitable manner consistent with the investment objectives of GLAD and us, it is possible that we may not be given the opportunity to participate in certain investments made by GLAD that would be appropriate investments for us. Unless we receive exemptive relief from the SEC to permit co-investment between us and GLAD, the members of our investment team will be forced to choose whether we or GLAD should make certain investments when they identify an investment opportunity. Our Adviser has adopted investment allocation procedures to address potential conflicts of interest with respect to allocating investments between the Gladstone Companies that may have investment objectives that overlap with our investment objectives. For a discussion of these allocation procedures, see “Certain Relationships and Related Party Transactions — Allocation of Opportunities” below.

There are significant potential conflicts of interest that could impact our investment returns.

We pay management and incentive fees to Gladstone Management, and reimburse Gladstone Administration for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.

The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

Gladstone Management may seek to change the terms of our Advisory Agreement, which could affect the terms of Gladstone Management’s compensation.

Our Advisory Agreement automatically renews for successive annual periods if approved by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. As required by the 1940 Act, we have the right to terminate the agreement without penalty upon 60 days’ written notice to Gladstone Management. If Gladstone Management wishes to voluntarily terminate the agreement, it must give stockholders a minimum of 120 days prior notice and must pay all expenses associated with its termination. Moreover, conflicts of interest may arise if Gladstone Management seeks to change the terms of our Advisory Agreement, including, for example, the terms for compensation. While any material change to the Advisory Agreement must be submitted to stockholders for approval under the 1940 Act, we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.

In selecting and structuring investments appropriate for us, Gladstone Management will consider the investment and tax objectives of us and our stockholders as a whole, not the investment, tax or other objectives of any stockholder individually.

Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by Gladstone Management, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders’ individual tax situations.

Risks Related to Business Development Companies

Our failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.” Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution.

We expect to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below net asset value per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders as well as those stockholders that are not affiliated with us approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the fair value of such securities.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our board of directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. Moreover, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Gladstone Management without the prior approval of the SEC. Notably, we will be prohibited from co-investing with GLAD or GAIN in certain types of negotiated investment transactions unless we receive an order from the SEC permitting us to do so, which may limit the scope of investment opportunities that would otherwise be available to us until we receive such exemptive relief, if at all.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objectives, which may negatively impact our results of operations and reduce our ability to pay distributions to our stockholders.

Risks Related to Our Investments

Our investments in prospective borrowers may be risky, and we could lose all or part of our investment.

We intend to invest primarily in term loans issued by mid-sized U.S. companies and secured by first or second lien security interests in some or all of the assets of those companies. We may at times invest in mezzanine debt and selected equity investments issued by mid-sized U.S. companies.

Senior Secured First Lien Loans and Second Lien Loans.  When we extend senior secured first lien term loans and second lien term loans, we will generally take a security interest in the available assets of these portfolio companies, including the assets of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine Debt.  We do not plan to make any mezzanine debt investments. However, if we did make such loans, any mezzanine debt investment we might make will generally be subordinated to senior loans and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal which could lead to the loss of the entire investment.

These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of any mezzanine debt investments, such investments will be of greater risk than amortizing loans.

Equity Investments.  We do not plan to make any equity investments, however, we have the authority to make selected equity investments. In addition, when we invest in first and second lien senior loans, we may acquire warrants to purchase equity securities. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in private companies involves a number of significant risks, including that they:

•	may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•	have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and members of Gladstone Management may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We will invest primarily in first lien and second lien debt issued by small and mid-sized private, U.S. companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we intend to generally structure certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we will make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we will make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We generally will not control our portfolio companies.

We generally will not control our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We will be exposed to risks associated with changes in interest rates.

We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly have a material adverse effect on our investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

We may not realize gains from our equity investments.

Certain investments that we may make could include warrants or other equity securities. In addition, we may make direct equity investments, including controlling investments, in companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We intend to seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We intend to invest primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. Second, the investments themselves tend to be less liquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. Finally, little public information generally exists about private companies. Moreover, these companies generally do not have third-party debt ratings and may not have audited financial statements. We must therefore rely on the ability of Gladstone Management to obtain adequate information through due diligence to evaluate the creditworthiness of prospective borrowers and the potential returns from investing in these companies. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These factors could affect our investment returns.

The lack of liquidity in our investments may adversely affect our business.

We intend to invest in companies whose securities are typically not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. We expect that our investments will generally be subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Risks Relating to Debt Financing

If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our common stock. If the value of our assets increases, leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distribution payments. Leverage is generally considered a speculative investment technique.

We are exposed to risks associated with changes in interest rates, and any future hedging strategies may expose us to additional risks.

Since we intend to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income.

We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. While hedging activities may insulate us against adverse fluctuations in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or any future hedging transactions could have a material adverse effect on our business, financial condition and results of operations. In addition, our ability to receive payments pursuant to any interest rate cap agreements we may enter into would be linked to the ability of the counter-party to that agreement to make the required payments. To the extent that the counter-party to the agreement is unable to pay pursuant to the terms of the agreement, we may lose the hedging protection of the interest rate cap agreement, if any.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to Gladstone Management with respect to pre-incentive fee net investment income. See “Portfolio Management — Investment Advisory and Management Agreement.”

Risks Relating to this Offering and Our Common Stock

After the minimum offering requirement is met, investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our board of directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value.

After meeting the minimum offering requirement, the purchase price at which you purchase shares will be determined at each closing date to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below our net asset value. In the event of a decrease to our net asset value per share, you could pay a premium for your shares of common stock if our board of directors does not decrease the offering price. A decline in our net asset value per share to an amount more than 5%

below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 5% below our current net offering price and (ii) our board of directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets, investors will purchase shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 5%. See “Determination of Net Asset Value” and “Plan of Distribution.”

This is a “best efforts” offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

This offering is being made on a best efforts basis, whereby the dealer manager and broker-dealers participating in the offering are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. Even though we have established a minimum size of our offering necessary for us to release funds from the escrow account and utilize subscription funds, such amount will not, by itself, be sufficient for us to purchase a diversified portfolio of investments. To the extent that less than the maximum number of shares is subscribed for, the opportunity for diversification of our investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

The shares sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, you will have limited liquidity and may not receive a full return of your invested capital if you sell your shares.

The shares offered by us are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the future. We intend to explore a potential liquidity event for our stockholders five years following the completion of our offering stage, which may include follow-on offerings after completion of this initial offering. However, there can be no assurance that we will complete a liquidity event within such time or at all. We expect that our board of directors, in the exercise of its fiduciary duty to our stockholders, will determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such an event is in the best interests of our stockholders. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange or (3) a merger or another transaction approved by our board in which our stockholders will receive cash or shares of a publicly traded company.

In making the decision to apply for listing of our shares, our directors will try to determine whether listing our shares or liquidating our assets will result in greater value for our stockholders. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, market conditions, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our common stock, internal management requirements to become a perpetual life company and the potential for stockholder liquidity. If our shares are listed, we cannot assure you a public trading market will develop. Since a portion of the offering price from the sale of shares in this offering will be used to pay expenses and fees, the full offering price paid by stockholders will not be invested in portfolio companies. As a result, even if we do complete a liquidity event, you may not receive a return of all of your invested capital.

You should also be aware that shares of publicly traded closed-end investment companies frequently trade at a discount to their net asset value. If our shares are eventually listed on a national exchange, we would not be able to predict whether our common stock would trade above, at or below net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline.

We established the offering price for our shares of common stock on an arbitrary basis, and the offering price may not accurately reflect the value of our assets.

The price of our common stock prior to meeting the minimum offering requirement was established on an arbitrary basis and is not based on the amount or nature of our assets or our book value. Therefore, at any given time, the offering price may be higher than the value of our interests in portfolio companies.

The dealer manager in this offering may be unable to sell a sufficient number of shares of common stock for us to achieve our investment objectives.

There is no assurance that the dealer manager will be able to sell a sufficient number of shares to allow us to have adequate funds to purchase a diversified portfolio of investments. As a result, we may be unable to achieve our investment objectives, and you could lose some or all of the value of your investment.

Our ability to successfully conduct this offering is dependent, in part, on the ability of the dealer manager to successfully establish, operate and maintain a network of broker-dealers.

Our dealer manager has no experience acting as a dealer manager for a public offering of shares in a BDC. The success of this offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of the dealer manager to establish and maintain a network of licensed securities brokers-dealers and other agents. If the dealer manager fails to perform, we may not be able to raise adequate proceeds through this offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

Beginning 12 months after we meet the minimum offering requirement, we intend to offer to repurchase your shares. As a result you will have limited opportunities to sell your shares and, to the extent are able to sell your shares under the program, you may not be able to recover the amount of your investment in our shares.

Beginning one year after we meet the minimum offering requirement, we intend to commence tender offers to allow you to tender your shares at a price equal to 90% of the offering price on the date of repurchase. As proposed, the share repurchase program will include numerous restrictions that limit your ability to sell your shares. We intend to limit the number of shares repurchased pursuant to our proposed share repurchase program as follows: (1) we currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares; (2) we do not expect to repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter; (3) unless you tender all of your shares, you must tender at least 25% of the amount of shares you have purchased in the offering and must maintain a minimum balance of $2,500 subsequent to submitting a portion of your shares for repurchase by us; and (4) to the extent that the number of shares put to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any year.

Our board of directors may amend, suspend or terminate the repurchase program upon 30 days’ notice. We will notify you of such developments (1) in the quarterly reports mentioned above or (2) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. During this offering, we will also include this information in a prospectus supplement or post-effective amendment to the registration statement, as then required under federal securities laws. In addition, although we have adopted a share repurchase program, we have discretion to not repurchase your shares, to suspend the plan, and to cease repurchases. Further, the plan has many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders.

When we make repurchase offers pursuant to the share repurchase program, we may offer to repurchase shares at a price that is lower than the price you paid for shares in our offering. As a result, to the extent you have the ability to sell your shares to us as part of our share repurchase program, the price at which you may sell your shares may be lower than what you paid in connection with your purchase of shares in our offering.

In addition, in the event you choose to participate in our share repurchase program, you will be required to provide us such with notice of your intent to participate prior to knowing what the net asset value per share will be on the repurchase date. Although you will have the ability to withdraw your repurchase request prior to the repurchase date, to the extent you seek to sell your shares to us as part of our periodic share repurchase program, you will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus.

Delays in investing the net proceeds of this offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objectives or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions, it may take us several months before we have raised sufficient funds to make any investments or to invest the proceeds of this offering in securities meeting our investment objectives and providing sufficient diversification of our portfolio. During this period, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objectives. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objectives.

Your interest in us will be diluted if we issue additional shares, which could reduce the overall value of your investment.

Potential investors in this offering do not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue 500,000,000 shares of capital stock. Pursuant to our charter, a majority of our entire board of directors may amend our charter to increase the number of authorized shares of stock without stockholder approval. After your purchase in this offering, our board may elect to sell additional shares in this or future public offerings, issue equity interests in private offerings or issue share-based awards to our independent directors or employees of Gladstone Management. To the extent we issue additional equity interests after your purchase in this offering, your percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.

Certain provisions of our charter and bylaws as well as provisions of the Maryland General Corporation Law could deter takeover attempts and have an adverse impact on the value of our common stock.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Under the Maryland General Corporation Law, “control shares” acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquiror, by officers or by employees who are directors of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act under the Maryland General Corporation Law any and all acquisitions by any person of our shares of stock. Our board may amend the bylaws to remove that exemption in whole or in part without stockholder approval. The Control Share Acquisition Act may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer. Under the Maryland General Corporation Law, specified “business combinations,” including certain mergers, consolidations, issuances of equity securities and other transactions, between a Maryland corporation and any person who owns 10% or more of the voting power of the corporation’s outstanding voting stock, and certain other parties (each an “interested stockholder”), or an affiliate of the interested stockholder, are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Thereafter any of the specified business combinations must be approved by a super majority vote of the stockholders unless, among other conditions, the corporation’s common stockholders receive a minimum price for their shares. See “Description of Our Securities — Business Combinations.”

Under the Maryland General Corporation Law, certain statutory provisions permit a corporation that is subject to the Exchange Act and that has at least three outside directors to be subject to certain corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Among other provisions, a board of directors may classify itself without the vote of stockholders. Further, the board of directors, by electing into certain statutory provisions and notwithstanding any contrary provision in the charter or bylaws, may (i) provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting, (ii) reserve for itself the right to fix the number of directors, and (iii) retain for itself the exclusive power to fill vacancies created by the death, removal or resignation of a director.

Our board of directors may approve the issuance of preferred stock with terms and conditions that may discourage a third party from acquiring us.

Our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our board of directors may, without stockholder action, amend our charter to increase the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult for you to sell your shares.

We intend to explore a potential liquidity event for our stockholders five years following the completion of our offering stage. We expect that our board of directors, in the exercise of the requisite standard of care applicable to directors under Maryland law, will determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such a transaction is in our best interests and the best interests of our stockholders. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange, or (3) a merger or another transaction approved by our board in which our stockholders will receive cash or shares of a publicly traded company. However, there can be no assurance that we will complete a liquidity event within such time or at all. If we do not successfully complete a liquidity event, liquidity for your shares will be limited to our share repurchase program which we have no obligation to maintain.

Federal Income Tax Risks

We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC.

To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations.”

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any. We will be subject to corporate-level U.S. federal income tax on any of our undistributed income or gain. In addition, we will be subject to a 4% nondeductible federal excise tax, however, to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources. To the extent that we have equity investments in partnerships, limited liability companies or other “pass-through” entities, under current tax law we could be deemed to recognize our pro-rata portion of the revenues of those entities, which could cause us to fail to satisfy the income source requirement stated above. In order to avoid such problem, we intend to make all equity investments in partnerships, limited liability companies and other “pass-through” entities through subsidiary corporations that are subject to the U.S. federal corporate income tax.

•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of one or more “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to the receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, See “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

You may receive shares of our common stock as distributions which could result in adverse tax consequences to you.

In order to satisfy the annual distribution requirement applicable to RICs, we may have the ability to declare a large portion of a distribution in shares of our common stock instead of in cash. As long as a portion of such distribution is paid in cash (which portion can be as low as 10% for our taxable years ending on or before June 30, 2010) and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits would be a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on the entire distribution in the same manner as a cash distribution, even though a portion of the distribution was paid in shares of our common stock.

You may have current tax liability on distributions you elect to reinvest in our common stock but would not receive cash from such distributions to pay such tax liability.

If you participate in our distribution reinvestment plan, you will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, unless you are a tax-exempt entity, you may have to use funds from other sources to pay your tax liability on the value of our common stock received from the distribution.

If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, you will be taxed as though you received a distribution of some of our expenses.

A “publicly offered regulated investment company” is a regulated investment company whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered regulated investment company for any period, a non-corporate stockholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional distribution to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For non-corporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a nonpublicly offered regulated investment company, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible to an individual only to the extent they exceed 2% of such a stockholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes. While we anticipate that we will constitute a publicly offered regulated investment company after our first tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital including the amount of gross proceeds we expect to receive in this offering; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933.

ESTIMATED USE OF PROCEEDS

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in small and mid-sized private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus. The remainder will be used for working capital and general corporate purposes. Based on current market conditions, we anticipate that it may take several months to fully invest the initial proceeds we receive in connection with this offering upon meeting our minimum offering requirement, depending on the availability of investment opportunities that are consistent with our investment objectives and strategies. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objectives.

Pending such use, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our status as a BDC and our election to be taxed as a RIC. During this time, we may employ a portion of the net proceeds to pay operating expenses, distributions to stockholders and for general corporate purposes. In addition, during this time we will pay management fees to Gladstone Management as described elsewhere in this prospectus.

The following table sets forth our estimates of how we intend to use the gross proceeds from this offering. Information is provided assuming that we sell: (1) the minimum number of shares required to meet our minimum offering requirement, or 250,000 shares and (2) the maximum number of shares registered in this offering, or 50,000,000. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the common stock and the actual number of shares of common stock we sell in the offering.

The amounts in this table assume that the full fees and commissions are paid on all shares of our common stock offered to the public on a best efforts basis. All or a portion of the selling commission and dealer manager fee may be reduced or eliminated in connection with certain categories of sales such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	Minimum Offering		Maximum Offering
	Amount	%	Amount	%

Gross Proceeds	$2,500,000	100.0%	$500,000,000	100.0%
Less:
Selling Commission	$175,000	7.0%	$35,000,000	7.0%
Dealer Manager Fee	$75,000	3.0%	$15,000,000	3.0%
Offering Expenses	$125,000	5.0%	$7,500,000	1.5%

Net Proceeds/Amount Available for Investments	$2,125,000	85.0%	$442,500,000	88.5%

DISTRIBUTIONS

We expect to authorize and declare monthly distributions beginning with the first calendar month after the month in which the minimum offering requirement is met. Once we commence paying distributions, we expect to continue paying monthly distributions unless our results of operations, our general financial condition, general economic conditions or other factors prohibit us from doing so. Distributions on shares of our common stock for a given calendar month will be payable on or about the 10th calendar day of the following month (or the next business day if the 10th falls on a Saturday, Sunday or federal holiday). You will begin accruing distributions immediately on a daily basis upon our acceptance of your subscription and issuance of stock to you. From time to time, we may also pay interim distributions at the discretion of our board. Each year a statement on Internal Revenue Service Form 1099-DIV (or such successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, or a return of paid-in capital surplus which is a nontaxable distribution) will be mailed to our stockholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes.

From time to time and not less than quarterly, Gladstone Management must review our accounts to determine whether cash distributions are appropriate. We shall distribute pro rata to our stockholders funds received by us which Gladstone Management deems unnecessary for us to retain.

To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and

(3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. We will be subject to corporate-level U.S. federal income tax on any of our undistributed income or gain. In addition, we will be subject to a 4% nondeductible federal excise tax, however, to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt in” distribution reinvestment plan for our common stockholders. As a result, if we make a distribution, then stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

DISCUSSION OF THE COMPANY’S EXPECTED OPERATING PLANS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

We are a newly organized, externally managed, non-diversified closed-end management investment company that has elected to be treated as a BDC under the 1940 Act and intends to elect to be treated for federal income tax purposes, and to qualify annually thereafter, as a RIC, under the Code. We will be managed by Gladstone Management, a registered investment adviser under the Advisers Act, who will oversee the management of our activities and will be responsible for making our investment decisions.

We intend to provide primarily debt and some equity financing to small and mid-sized private U.S. companies. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

We anticipate that our portfolio will be comprised primarily of investments in loans secured by first or second lien security interests in some or all of the assets of small and mid-sized companies in the United States. We refer to these secured loans as senior loans (as opposed to unsecured or mezzanine loans). In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We expect our investments to range between $1 million and $50 million each, although investments may vary as the size of our capital base changes. See “Overview of Investing in Small and Mid-Sized Companies.”

Operating and Regulatory Structure

Our investment activities will be managed by Gladstone Management and supervised by our board of directors, a majority of whom are independent. Pursuant to the terms of the Advisory Agreement, we will pay Gladstone Management (a) an annual base management fee of 1.0% of the average value of our gross assets comprising senior syndicated loans secured by first lien security interests and 2.0% of the average value of all of our other gross assets, except idle cash invested in temporary assets will not be charged a fee; and (b) an incentive fee based on our performance. See “Portfolio Management — Investment Advisory and Management Agreement.” In addition, Gladstone Administration, as our administrator, will be reimbursed for administrative expenses incurred on our behalf. See “Portfolio Management — Administration Agreement.”

Revenues

We plan to generate revenue from interest payments on the debt securities that we hold and from capital gains, if any, on convertible debt or other equity interests that we acquire in portfolio companies.

As a BDC under the 1940 Act, we are required to make available significant managerial assistance to our portfolio companies. We provide these services through our Adviser, who provides these services on our behalf through its officers who are also our officers. Neither we nor our Adviser receive any fees in connection with providing managerial assistance to our portfolio companies. Our Adviser may receive fees for the other services it may provide to our portfolio companies. These other fees are typically non-recurring, are recognized as revenue when earned and are generally paid directly to our Adviser by the borrower or potential borrower upon the closing of the investment. The services our Adviser may provide to our portfolio companies will vary by investment, but generally may include a broad array of services such as investment banking services, arranging bank and equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing investments, raising equity and debt capital, consulting, turnaround management, merger and acquisition services and recruiting new management personnel. If our Adviser receives fees for these services, 50% of certain of those fees are voluntarily and irrevocably credited against the management fee that we pay to our Adviser. Any services of this nature subsequent to the closing would typically generate a separate fee at the time of completion.

We may receive fees for the origination and closing services we provide to portfolio companies through our Adviser. These fees will be paid directly to us and will be recognized as revenue upon closing of the originated investment and reported as fee income in our consolidated statements of operations.

Expenses

Our primary operating expenses will be advisory fees and other expenses under the Advisory Agreement and the Administration Agreement. Investment advisory fees we pay to Gladstone Management will compensate Gladstone Management for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer, internal counsel, treasurer, investor relations contact and their respective staffs. The allocation is based primarily on the assets under management of our fund compared to those of other funds serviced by our Administrator.

We will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organizational expenses relating to offerings of our common stock, subject to limitations included in the Advisory Agreement;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchase of shares of our common stock and other securities;

•	investment advisory fees;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone, operating systems, and staff;

•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

•	brokerage commissions for our investments; and

•	all other expenses incurred by Gladstone Management and Gladstone Administration in connection with administering our business, including expenses incurred by the Adviser and the Administrator subject to the limitations included in the Advisory and Administration Agreements.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of this offering, and from cash flows from fees, interest and dividends earned from our investments and principal repayments and proceeds from sales of our investments. Our primary use of funds will be investments in loans to portfolio companies, payments of our expenses and cash distributions to holders of our common stock. Subsequent to meeting our minimum offering requirement, we will then sell our shares on a continuous basis at a price of $10.00; however, to the extent that our net asset value per share increases, we will sell at a price necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below net asset value. In connection with each closing date for shares of our common stock sold pursuant to this prospectus on a continuous basis, the board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value within 48 hours of the time that we price our shares.

We may borrow funds to make loans, including before we have fully invested the proceeds of this offering, to the extent we determine that additional capital would allow us to take advantage of additional opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders, though we have not decided whether, and to what extent, we will finance portfolio investments using debt. We do not currently anticipate issuing any preferred stock.

Distribution Policy

We expect to authorize and declare monthly distributions beginning with the first calendar month after the month in which the minimum offering requirement is met. Once we commence paying distributions, we expect to continue paying monthly distributions unless our results of operations, our general financial condition, general economic conditions or other factors prohibit us from doing so. Distributions on shares of our common stock for a given calendar month will be payable on or about the 10th calendar day of the following month (or the next business day if the 10th falls on a Saturday, Sunday or federal holiday). You will begin accruing distributions immediately on a daily basis upon our acceptance of your subscription and issuance of stock to you. From time to time, we may also pay interim distributions at the discretion of our board. There can be no assurance that we will be able to pay distributions at a specific rate or at all.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2010 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and net short-term capital gains in excess of net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. We will be subject to corporate-level U.S. federal income tax on any of our undistributed income or gain. In addition, we will be subject to a 4% nondeductible federal excise tax, however, to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis.

We have adopted an “opt in” distribution reinvestment plan for our common stockholders. As a result, if we make a distribution, then stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in additional shares of our common stock.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles in the United States, or GAAP, requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the years reported. Actual results could differ materially from those estimates. We have identified our investment valuation process as our most critical accounting policy.

Investment Valuation

The most significant estimate inherent in the preparation of our consolidated financial statements will be the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

General

We will value our investments in accordance with the requirements of the 1940 Act. As discussed more fully below, we will value securities for which market quotations are readily available and reliable at their market value. We will value all other securities and assets at fair value as determined in good faith by our Board of Directors.

We have adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (formerly Statement of Financial Accounting Standards No. 157, Fair Value Measurements), which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

ASC Topic 820 clarifies that the exchange price is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. ASC Topic 820 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, ASC Topic 820 provides a framework for measuring fair value and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by ASC Topic 820 are defined as follows:

Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3:  Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

In accordance with ASC Topic 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

We use generally accepted valuation techniques to value our portfolio unless we have specific information about the value of an investment to determine otherwise. From time to time we may accept an appraisal of a business in which we hold securities. These appraisals are expensive and occur infrequently but provide a third-party valuation opinion that may differ in results, techniques and scopes used to value our investments. When these specific third-party appraisals are engaged or accepted, we would use estimates of value provided by such appraisals and our own assumptions including estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date to value the investment we have in that business.

In determining the value of our investments, our Adviser has established an investment valuation policy, or the Policy. The Policy has been approved by our Board of Directors, and each quarter the Board of Directors will review whether our Adviser has applied the Policy consistently, and will vote on whether or not to accept the recommended valuation of our investment portfolio.

The Policy, which is summarized below, applies to the following categories of securities: (1) Publicly-traded securities; (2) Securities for which a limited market exists; and (3) Securities for which no market exists.

Valuation Methods

Publicly-traded securities

We will determine the value of publicly-traded securities based on the closing price for the security on the exchange or securities market on which it is listed and primarily traded on the valuation date. To the extent that we own restricted securities that are not freely tradable, but for which a public market otherwise exists, we will use the market value of that security adjusted for any decrease in value resulting from the restrictive feature.

Securities for which a limited market exists

We will value securities that are not traded on an established secondary securities market, but for which a limited market for the security exists, such as certain participations in, or assignments of, syndicated loans, at the quoted bid price. In valuing these assets, we will assess trading activity in an asset class, evaluate variances in prices and other market insights to determine if any available quote prices are reliable. If we conclude that quotes based on active markets or trading activity may be relied upon, firm bid prices are requested; however, if a firm bid price is unavailable, we will base the value of the security upon the indicative bid price offered by the respective originating syndication agent’s trading desk, or secondary desk, on or near the valuation date. To the extent that we use the indicative bid price as a basis for valuing the security, our Adviser may take further steps to consider additional information to validate that price in accordance with the Policy.

In the event these limited markets become illiquid such that market prices are no longer readily available, we will value our syndicated loans using estimated net present values of the future cash flows or discounted cash flows (DCF). The use of a DCF methodology follows that prescribed by ASC 820, which provides guidance on the use of a reporting entity’s own assumptions about future cash flows and risk-adjusted discount rates when relevant observable inputs, such as quotes in active markets, are not available. When relevant observable market data does not exist, the alternative outlined in ASC 820 is the use of valuing investments based on DCF. For the purposes of using DCF to provide fair value estimates, we will consider multiple inputs such as a risk-adjusted discount rate that incorporates adjustments that market participants would make both for nonperformance and liquidity risks. As such, we will develop a modified discount rate approach that incorporates risk premiums including, among others, increased probability of default, or higher loss given default, or increased liquidity risk.

The DCF valuations applied to the syndicated loans provide an estimate of what we believe a market participant would pay to purchase a syndicated loan in an active market, thereby establishing a fair value. We will continue to apply the DCF methodology in illiquid markets until quoted prices are available or are deemed reliable based on trading activity.

Securities for which no market exists

The valuation methodology for securities for which no market exists falls into three categories: (1) portfolio investments comprised solely of debt securities; (2) portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and/or equity securities; and (3) portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and/or equity securities.

(1) Portfolio investments comprised solely of debt securities.  We refer to as Non-Public Debt Securities those debt securities that are not publicly traded on an established securities market, or for which a limited market does not exist, and that are issued by portfolio companies where we have no equity, or equity-like securities, and are fair valued in accordance with the terms of the policy, which utilizes opinions of value submitted to us by SPSE. We may also submit PIK interest to SPSE for their evaluation when it is determined that PIK interest is likely to be received.

In the case of Non-Public Debt Securities, we will engage Standard & Poor’s Evaluation Services (SPSE) to submit opinions of value for our debt securities that are issued by portfolio companies in which we own no equity, or equity-like securities. SPSE’s opinions of value are based on the valuations prepared by our portfolio management team as described below. We will request that SPSE also evaluate and assign values to success fees (conditional interest included in some loan securities) when we determine that there is reasonable probability of receiving a success fee on a given loan. SPSE will only evaluate the debt portion of our investments for which we specifically request evaluation, and may decline to make requested evaluations for any reason at its sole discretion. Upon completing our collection of data with respect to the investments (which may include the information described below under “— Credit Information,” the risk ratings of the loans described below under “— Loan Grading and Risk Rating” and the factors described hereunder), this valuation data will be forwarded to SPSE for review and analysis. SPSE will make its independent assessment of the data that we have assembled and assess its independent data to form an opinion as to what they consider to be the market values for the securities. SPSE opinions of value of our debt securities that are issued by portfolio companies where we have no equity, or equity-like securities will be submitted to our Board of Directors along with our Adviser’s supplemental assessment and recommendation regarding valuation of each of these investments. Our Adviser will generally accept the opinion of value given by SPSE; however, in certain limited circumstances, such as when our Adviser may learn new information regarding an investment between the time of submission to SPSE and the date of the Board assessment, our Adviser’s conclusions as to value may differ from the opinion of value delivered by SPSE. Our Board of Directors will then review whether our Adviser has followed its established procedures for determinations of fair value, and vote to accept or reject the recommended valuation of our investment portfolio.

Because there is a delay between when we close an investment and when the investment can be evaluated by SPSE, new loans will not be valued immediately by SPSE; rather, management will make its own determination about the value of these investments in accordance with our valuation policy using the methods described herein.

(2) Portfolio investments in controlled companies comprised of a bundle of investments, which can include debt and equity securities.  The fair value of these investments will be determined based on the total enterprise value of the portfolio company, or issuer, utilizing a liquidity waterfall approach. For Non-Public Debt Securities and equity or equity-like securities (e.g. preferred equity, equity, or other equity-like securities) that are purchased together as part of a package, where we have control or could gain control through an option or warrant security, both the debt and equity securities of the portfolio investment would exit in the mergers and acquisitions market as the principal market, generally through a sale or recapitalization of the portfolio company. In accordance with ASC 820-10, we will apply the in-use premise of value, which assumes the debt and equity securities are sold together. Under this liquidity waterfall approach, we will use the enterprise value methodology utilizing a liquidity waterfall approach to determine the fair value of these investments under ASC-820-10 if we have the ability to initiate a sale of a portfolio company as of the measurement date. Under this approach, we will first calculate the total enterprise value of the issuer by incorporating some or all of the following factors:

•	the issuer’s ability to make payments;

•	the earnings of the issuer;

•	recent sales to third parties of similar securities;

•	the comparison to publicly traded securities; and

•	discounted cash flow or other pertinent factors.

In gathering the sales to third parties of similar securities, we may reference industry statistics and use outside experts. Once we have estimated the total enterprise value of the issuer, we will subtract the value of all the debt securities of the issuer; which are valued at the contractual principal balance. Fair values of these debt securities will be discounted for any shortfall of total enterprise value over the total debt outstanding for the issuer. Once the values for all outstanding senior securities (which include the debt securities) have been subtracted from the total enterprise value of the issuer, the remaining amount, if any, will be used to determine the value of the issuer’s equity or equity like securities. If, in our Adviser’s judgment, the liquidity waterfall approach does not accurately reflect the value of the debt component, our Adviser may recommend that we use a valuation by SPSE or, if that is unavailable, a DCF valuation technique.

(3) Portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities:  We will value Non-Public Debt Securities that are purchased together with equity or equity-like securities from the same portfolio company, or issuer, for which we do not control or cannot gain control as of the measurement date, using a hypothetical secondary market as our principal market. In accordance with ASC 820-10, we will determine the fair value of these debt securities of non-control investments assuming the sale of an individual debt security using the in-exchange premise of value. As such, we will estimate the fair value of the debt component using estimates of value provided by SPSE and our own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. For equity or equity-like securities of investments for which we do not control or cannot gain control as of the measurement date, we will estimate the fair value of the equity using the in-exchange premise of value based on factors such as the overall value of the issuer, the relative fair value of other units of account including debt, or other relative value approaches. Consideration also will be given to capital structure and other contractual obligations that may impact the fair value of the equity. Further, we may utilize comparable values of similar companies, recent investments and indices with similar structures and risk characteristics or our own assumptions in the absence of other observable market data and may also employ DCF valuation techniques.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security in an arms-length transaction in the security’s principal market.

Valuation Considerations

From time to time, depending on certain circumstances, the Adviser may use the following valuation considerations, including but not limited to:

•	the nature and realizable value of the collateral;

•	the portfolio company’s earnings and cash flows and its ability to make payments on its obligations;

•	the markets in which the portfolio company does business;

•	the comparison to publicly traded companies; and

•	DCF and other relevant factors.

Because such valuations, particularly valuations of private securities and private companies, are not susceptible to precise determination, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ from the values that might have actually resulted had a readily available market for these securities been available.

Credit Information.  Our Adviser will monitor a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We and our Adviser will participate in the periodic board meetings of our portfolio companies in which we hold control and affiliate investments and also require them to provide annual audited and monthly unaudited financial statements. Using these statements or comparable information and board discussions, our Adviser will calculate and evaluate the credit statistics.

Loan Grading and Risk Rating.  As part of our valuation procedures above, we will risk rate all of our investments in debt securities. For syndicated loans that have been rated by an NRSRO (as defined in Rule 2a-7 under the 1940 Act), we will use the NRSRO’s risk rating for such security. For all other debt securities, we will use a proprietary risk rating system. Our risk rating system uses a scale of 0 to 10, with 10 being the lowest probability of default. This system is used to estimate the probability of default on debt securities and the probability of loss if there is a default. These types of systems are referred to as risk rating systems and are used by banks and rating agencies. The risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

For the debt securities for which we do not use a third-party NRSRO risk rating, we will seek to have our risk rating system mirror the risk rating systems of major risk rating organizations, such as those provided by an NRSRO. While we seek to mirror the NRSRO systems, we cannot provide any assurance that our risk rating system will provide the same risk rating as an NRSRO for these securities. The following chart is an estimate of the relationship of our risk rating system to the designations used by two NRSROs as they risk rate debt securities of major companies. Because our system rates debt securities of companies that are unrated by any NRSRO, there can be no assurance that the correlation to the NRSRO set out below is accurate. We believe our risk rating would be significantly higher than a typical NRSRO risk rating because the risk rating of the typical NRSRO is designed for larger businesses. However, our risk rating has been designed to risk rate the securities of smaller businesses that are not rated by a typical NRSRO. Therefore, when we use our risk rating on larger business securities, the risk rating will be higher than a typical NRSRO rating. The primary difference between our risk rating and the rating of a typical NRSRO is that our risk rating uses more quantitative determinants and includes qualitative determinants that we believe are not used in the NRSRO rating. It is our understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on an NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, our scale begins with the designation 10 as the best risk rating which may be equivalent to a BBB from an NRSRO, however, no assurance can be given that a 10 on our scale is equal to a BBB on an NRSRO scale.

Company’s	First	Second
System	NRSRO	NRSRO	Gladstone Lending’s Description(a)

>10	Baa2	BBB	PD is 4% and the EL is 1% or less
10	Baa3	BBB-	PD is 5% and the EL is 1% to 2%
9	Ba1	BB+	PD is 10% and the EL is 2% to 3%
8	Ba2	BB	PD is 16% and the EL is 3% to 4%
7	Ba3	BB-	PD is 17.8% and the EL is 4% to 5%
6	B1	B+	PD is 22% and the EL is 5% to 6.5%
5	B2	B	PD is 25% and the EL is 6.5% to 8%
4	B3	B-	PD is 27% and the EL is 8% to 10%
3	Caa1	CCC+	PD is 30% and the EL is 10% to 13.3%
2	Caa2	CCC	PD is 35% and the EL is 13.3% to 16.7%
1	Caa3	CC	PD is 65% and the EL is 16.7% to 20%
0	N/A	D	PD is 85% and the EL is greater than 20%

(a)	The default rates set forth are for a ten year term debt security. If a debt security is less than ten years, then the probability of default is adjusted to a lower percentage for the shorter period, which may move the security higher on our risk rating scale.

The above scale gives an indication of the probability of default and the magnitude of the loss if there is a default. Our policy is to stop accruing interest on an investment if we determine that interest is no longer collectible. For syndicated loans that are currently rated by an NRSRO, we will risk rate such loans in accordance with the risk rating systems of major risk rating organizations, such as those provided by an NRSRO.

Tax Status

We intend to continue to qualify for treatment as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we must meet certain source-of-income, asset diversification, and annual distribution requirements. Under the annual distribution requirement, we are required to distribute to stockholders at least 90% of our investment company taxable income, as defined by the Code.

OVERVIEW OF INVESTING IN SMALL AND MID-SIZED COMPANIES

Significant Asset Class

Private investment funds, which include venture capital, private equity, leverage buyout funds and private debt funds, represent a significant asset class. These funds are committed to investing in companies across all industries and all stages of development, from early-stage startups to corporations with billions of dollars in revenues and global name recognition.

Business Development Company Overview

A BDC is a category of investment company added in 1980 to the 1940 Act. Mr. Gladstone, our chief executive officer, worked on the legislation in 1979-80 to create BDCs. Congress authorized investment companies to elect BDC status in order to facilitate the flow of capital to private companies and smaller public companies that do not have access to public capital markets or other conventional forms of financing. The 1940 Act provides a body of regulation for investment companies whose shares are offered to the public. BDCs are subject to regulatory requirements under the 1940 Act that are designed to facilitate their investment in the types of companies whose need to raise capital was the impetus behind Congress’ action in adding the BDC as a category of investment company. We believe that the BDC structure is well suited to provide you with exposure to the asset classes in which we plan to make investments, as it permits us to sell our stock to the public (unlike traditional private funds which are only available to high net worth individuals and institutions) within a regulatory structure designed to accommodate the special needs of investing in small and growing companies. See “Regulation.”

Most BDCs are structured as RICs for tax purposes to provide tax-advantaged, pass-through of interest, dividends, and capital gains of its investments directly to its stockholders with no corporate tax if at least 90% of taxable income is distributed in a timely manner.

We believe that the BDC industry should continue to experience growth principally because they provide the following benefits to individual investors:

•	Access to investments that have historically been accessible outside the BDC model only by high-net-worth individuals and institutional investors primarily due to high minimum investment requirements and necessary specialized investment expertise;

•	Investments managed by professionals with specialized expertise and experience necessary to fully understand and evaluate investment opportunities and manage investment holdings;

•	Potential to reduce risk by diversifying an individual’s investment over a portfolio of assets without requiring a large investment; and

•	Investor protection under the 1940 Act, a substantive regulatory and disclosure regime designed to, among other things, limit opportunities for overreaching by affiliates.

Companies Targeted by BDCs and Private Investment Funds by Stages of Development

As noted above, private investment funds make investments in companies at all stages of the target company’s development. Stages in a typical company’s life cycle can be defined broadly (from earliest to latest) as:

•	Seed Stage. A company in this stage is generally in the process of developing a concept plan or prototype. The source of private funding for this type of company is typically called seed capital.

•	Start-up Stage. These companies have typically developed a concept plan, but now require financing for business establishment costs and product development. The source of private funding for this type of company is typically called start up capital.

•	Growth Stage. A growth stage company is small but growing fast because it has a strong competitive advantage. These companies have products or services but they are not well known in the market place.

•	Expansion Stage. These companies have generally established products or services in the market place and working capital is required for expansion and to fund additional capacity. The source of private funding for this type of company is typically called expansion or development capital.

•	Acquisition Stage. An acquisition company has a mature division or a division that is strong but with limited growth. In order to cultivate its growth the company seeks to acquire other companies.

•	Mature Stage. Companies in this stage are typically established within their markets, have a proven track record and typically stable cash flows. Private capital may be required to replace existing equity or refinance debt in a recapitalization transaction or these firms may be the subject of a private equity-sponsored buyout.

We would expect most of the companies we deal with to be in the growth, expansion or acquisition stages and some will be in the mature stage. Relatively few of our investments, if any, will be at the seed or start-up stages because of the high risk profile associated with those stages.

Transaction Types

The companies in which BDCs typically invest require capital for a number of different purposes, including management buyouts, leveraged buyouts, recapitalizations and growth and acquisition financing. We would expect to invest in all these types of transactions.

•	Acquisition Financing. Acquisition financing occurs when a small or mid-sized business wishes to buy another business. Most will need additional term debt to consummate the acquisition and we will seek to provide that financing.

•	Management Buyouts. Management buyouts often occur when a company’s owners, often for estate planning or management succession reasons, seek to transition out of an investment, while existing management believes that the potential for significant value creation remains in the company. In such transactions, company management will often seek a financial sponsor to aid in the purchase of its company through a combination of equity and debt.

•	Leveraged Buyouts. Leveraged buyouts (LBO) occur when financial investors such as private equity firms (LBO Funds) purchase companies with balance sheets and cash flows that can sustain additional leverage, which amplifies the potential for an equity holder’s gain. This leverage can include several layers, including first lien, second lien and mezzanine debt.

•	Recapitalizations. Recapitalizations occur when firms can benefit by changing their capital structures to enhance equity returns or allow existing investors to realize value through a significant, one-time distribution. In some instances, firms may be able to support additional debt due to growth in profitability and in other cases may seek external investment to partially or fully replace existing investors. Recapitalizations are also a key means of exit for institutional investors which are required to return capital at the end of their funds’ lives.

•	Expansion Financings. Expansion financings occur when small and mid-sized firms need capital to fund growth opportunities. Small and mid-sized firms represent a significant portion of the growth segment of the U.S. economy and these firms often do not have adequate internally generated cash flow to fund growth organically. These firms usually seek capital from external sources, including banks, private equity firms and (LBO) firms.

Investment Types

Investments by BDCs may take a number of different forms, depending on the portfolio company’s needs and capital structure. Typically investors determine the appropriate type of investment based upon their risk and return requirements. Senior debt is situated at the top of the capital structure, and typically has the first claim on some or all of the assets and cash flows of the company, followed by second lien debt, mezzanine debt, preferred equity and finally common equity. Due to this priority of cash flows and claims on assets, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for this risk associated with junior status in the form of higher returns, either through higher interest payments or potentially higher capital appreciation. We intend to focus primarily on investments in debt securities, including first lien loans and second lien loans.

The risk profile can be characterized as follows with the lowest risk at the top of the list.

1. Revolving Lines of Credit — financing for accounts receivable and inventory

2. First Lien Term Loans — financing for machinery, equipment, and other major assets

3. First Lien Mortgage — financing for real estate

4. Second Lien Term Loans — financed the same as the first lien term loan and some long-term capital needs

5. Mezzanine or Unsecured Loans and Bonds — long-term capital

6. Preferred Stock — long-term capital

7. Common Stock — permanent capital

Of the categories above we expect most of our investments to be primarily in first and second lien term loans. By contrast, GLAD invests primarily in mezzanine loans with warrants, and some second lien loans with success fees, while GAIN acquires controlling interests in the small business and owns its equity and mezzanine debt with success fees. GOOD is a REIT and buys commercial real estate and LAND buys agricultural real estate. PARTNERS is our co-investment fund with GLAD and GAIN. The areas in a portfolio company’s capital structure where other Gladstone Companies’ have invested and where Gladstone Lending intends to invest are illustrated in the table below.

Liability and Stockholders’ Equity Section of Balance Sheet

Capital Tranche	Existing Funds	Our Fund

First Lien		Gladstone Lending
Second Lien	GLAD, PARTNERS	Gladstone Lending
Subordinated Debt	GLAD, PARTNERS
Mezzanine Debt	GLAD, GAIN, PARTNERS
Preferred Stock	GAIN, PARTNERS
Common Stock	GAIN, PARTNERS
Real Estate/Mortgages	GOOD, LAND

BUSINESS

Our Company

We are a newly organized, externally managed, non-diversified closed-end management investment company that has elected to be treated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. We will be managed by Gladstone Management who will oversee the management of our activities and will be responsible for making our investment decisions. We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We will seek to meet our investment objectives by:

•	focusing primarily on debt investments in small and mid-sized U.S. companies, which we define as companies with annual revenue of $2.5 million to $2.5 billion at the time of investment. We believe such a focus offers an opportunity for superior risk-adjusted returns;

•	leveraging the experience and expertise of Gladstone Management in sourcing, evaluating and structuring commercial loans;

•	identifying borrowers with experienced management teams; and

•	maintaining rigorous portfolio monitoring.

We anticipate that our portfolio will be comprised primarily of investments in term loans secured by first or second lien security interests in some or all of the assets of U.S., small and mid-sized companies. We refer to loans secured by first lien security interests as first lien loans and those secured by second lien security interests as second lien loans. We may originate and make loans directly, buy portions of loans in syndicated offerings or buy whole loans or participations from existing holders such as banks. We estimate that a large number of the loans that we acquire will mature in the next five years. We expect that our investments will generally range between $1 million and $50 million each, although investments may vary as the size of our capital base changes and will ultimately be at the discretion of Gladstone Management subject to oversight by our board of directors. To enhance our opportunity for gain, our Manager has discretion, and we intend to employ leverage as market conditions permit. However, as a business development company, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing. See “Regulation.”

We do not currently intend to list our shares on an exchange and do not expect a public market to develop for our shares in the foreseeable future, although we intend to explore a potential liquidity event within five years following completion of the offering. Because of the lack of a trading market for our shares, stockholders may not be able to sell their shares promptly or at a desired price. To provide interim liquidity to our stockholders, we plan, but are not required, to make repurchase offers pursuant to our share repurchase program in accordance with the 1940 Act. This will be the only method of liquidity that we offer prior to a liquidity event. See “Share Repurchase Program.”

We intend to initially invest some of the net proceeds of this offering in syndicated first and second lien loans, since these investments generally may be made over a shorter time frame than proprietary investments in small to medium-sized businesses. We intend to employ this strategy in order to more quickly use our initial capital to generate income. A syndicated senior secured loan is a loan made to a borrower by a number of banks or other financial institutions, led by an agent bank or financial institution that structures the loan and markets interests in the loan to other institutions. Interests in syndicated senior secured loans are generally more marketable than loans that are not syndicated, which we believe will allow us to sell such interests and utilize the proceeds for investments in senior secured loans that we provide directly to small and mid-sized companies when such investment opportunities are available. While we expect our portfolio to initially consist primarily of syndicated senior secured loans, within three years after the offering we expect that most new loans will consist primarily of Gladstone Management-originated first lien loans and second lien loans to small and mid-sized businesses.

Capital Contribution by Gladstone Management

In April 2010, pursuant to a private placement, Gladstone Management contributed an aggregate of $1,500 to purchase 150 shares of common stock at $10.00 per share, which represents the public offering price.

About Gladstone Management

Gladstone Management Corporation was founded in 2002 by Messrs. Gladstone, Brubaker and Stelljes and four other co-founders. Gladstone Management is registered as an investment adviser with the SEC under the Advisers Act and specializes in managing and serving as the investment adviser for publicly-traded entities that pay dividends and distributions to stockholders. Gladstone Management is currently the external investment adviser for Gladstone Capital Corporation, or GLAD, a NASDAQ-listed BDC that primarily makes mezzanine and second lien loans to small businesses; Gladstone Investment Corporation, or GAIN, a NASDAQ-listed BDC active in buying small businesses; Gladstone Commercial Corporation, or GOOD, a NASDAQ-listed real estate investment trust, or REIT, that acquires and makes mortgage loans secured by triple net leased properties, and Gladstone Land Corporation, or LAND, a private company that owns farm land in California. Gladstone Lending will be the only company advised by Gladstone Management that invests primarily in senior secured loans. Under the terms of our Advisory Agreement with Gladstone Management, Gladstone Management will be responsible for managing our business on a day-to-day basis and for identifying and making investments that it believes meet our investment criteria. GLAD, GAIN and GOOD currently pay monthly distributions to stockholders, and we anticipate that we will pay monthly distributions to our stockholders. Since 2001, Gladstone Management and its predecessor have invested over 2.0 billion in senior first lien debt, second lien debt, mezzanine debt, preferred equity and real estate throughout North America. Our chief executive officer, Mr. Gladstone, has led Gladstone Management since its inception.

Messrs. Gladstone, Brubaker and Stelljes form the senior management team of Gladstone Management This senior management team has extensive experience in leveraged finance, private equity and real estate investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, with an eye toward risk management and potentially delivering higher returns. Gladstone Management will attempt to leverage this expertise, along with its rigorous and selective transaction process, to our benefit. In addition, Gladstone Management’s senior management team has developed a network of relationships with financial sponsors, management teams, investment bankers, attorneys and accountants. We intend to capitalize on this network as a source of transaction flow. Gladstone Management maintains a team of 36 investment professionals and supporting staff and may retain additional investment personnel following the date we meet our minimum offering requirement, based upon its needs.

All investment decisions will require the unanimous approval of Gladstone Management’s investment committee, which is currently comprised of Messrs. Gladstone, Brubaker and Stelljes. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and will annually review the compensation we pay to Gladstone Management to determine that the provisions of the Advisory Agreement are carried out. See “Portfolio Management — Investment Advisory and Management Agreement.”

About the Gladstone Companies

The Gladstone Companies includes GLAD, GAIN, GOOD, LAND and PARTNERS. Gladstone Management serves as the investment adviser to all five of these companies and Mr. Gladstone also serves as the chief executive officer of each of these companies. The Gladstone Companies traditionally have focused their investments in companies that Gladstone Management believed were undervalued but that, at the same time, possessed successful business models, good cash flows to pay interest on its debts and other prospects for value creation. Gladstone Management’s disciplined, value-and-income-oriented strategy is intended to produce quality opportunities in all investment environments.

GLAD focuses on making debt investments generally in the range of $5 million to $15 million in small and mid-sized companies. Most of these investments are mezzanine and second lien debt instruments issued by small and mid-sized companies that are undergoing buyouts for which other private equity or buyout funds are providing the equity funding. GLAD typically does not control these companies, although it will occasionally make a control investment in a portfolio company. GLAD has elected to be treated as a BDC under the 1940 Act and to be taxed as a RIC under the Code. As of March 31, 2010, GLAD had investments in 41 companies having an aggregate cost basis of approximately $330 million. Its current monthly dividend is $0.07 per share.

GAIN focuses on making control debt and equity investments generally in the range of $5 million to $35 million. Most of these investments involve buyouts of small companies where GAIN provides most of the debt and equity required to effect the buyout. GAIN has elected to be treated as a BDC under the 1940 Act and to be taxed as a RIC under the Code. As of March 31, 2010, GAIN had investments in 16 companies having an aggregate cost basis of approximately $228 million. Its current monthly dividend is $0.04 per share.

GOOD invests in and owns net leased industrial and commercial real property and selectively makes long-term industrial and commercial mortgage loans. GOOD has elected to be taxed as a REIT under the Code. As of March 31, 2010, GOOD had investments in 64 net leased real properties totaling approximately $434 million and held approximately $10 million in one mortgage loan. Its current monthly dividend is $0.125 per share.

LAND is a private company that invests in agricultural real estate that is owned and leased on a net basis to farmers. As of March 31, 2010, LAND had invested in 2 net leased properties totaling approximately $20 million.

PARTNERS is a private partnership formed primarily to co-invest with GAIN and GLAD pursuant to an exemptive order from the SEC.

The Gladstone Companies have participated in a broad range of investment structures, including corporate partner or traditional buyouts, distressed debt buyouts, or more liquid, non-control debt investments. This investment approach seeks to provide investors with attractive returns while reducing the risk of capital loss throughout economic cycles. Gladstone Management’s investment professionals offer or provide managerial assistance to certain of the Gladstone Companies’ portfolio companies.

Market Opportunity

We believe that the market for senior loans to small and mid-sized U.S. companies is in disarray due to the weakened capital positions and extensive credit losses suffered by, and greater regulatory scrutiny of, global financial institutions since the second quarter of 2007. We believe this market disruption has caused banks that traditionally loaned money to small and mid-sized U.S. companies to significantly decrease their lending activity to this sector of the economy. In addition we have observed that many banks are holding a significant amount of syndicated senior loans to mid-sized and larger businesses. Many syndicated senior secured loans were originated and often warehoused by banks to be sold to collateralized debt obligation, or CDO, pools. With the collapse of the CDO market in late 2007, many originators of these instruments were left holding these loans with no market in which to sell them. In the meantime, the CDO market has not recovered and remains virtually closed. We have observed that many of these syndicated loans are being sold at discounts. We believe that the combination of continued distress and reduced loan volume in the banking industry and a substantially weakened secondary market for syndicated senior secured loans will enable us to deploy substantial capital in senior secured loans at favorable transaction pricing. We believe that the following market dynamics support our belief:

Large Target Market.  According to the U.S. Census Bureau, in 2002 there were 548,416 small and mid-sized companies in the U.S., defined as companies with annual revenues between $2.5 million and $2.5 billion. These smaller and mid-sized companies represent a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. Small and mid-sized companies have generated a significant number of investment opportunities for investment programs managed by Gladstone Management over the past several years, and we believe that this market segment will continue to produce significant investment opportunities for us.

Small and Mid-sized Business Demand for Senior Loans.  Gladstone Management through its activities on behalf of GOOD, GLAD and GAIN continues to see numerous opportunities to make senior loans, primarily first and second lien debt, to small and mid-sized businesses on good terms and conditions. These small and middle-sized businesses are generally not willing to borrow on a short term basis but rather are looking for term loans with terms of three to six years. At the same time, due to heavy loan losses, diminished capital and enhanced regulatory scrutiny, many banks are unwilling to extend credit to this class of borrowers. We believe this situation will provide a steady number of borrowers seeking loans from our company.

Significant Inventory of Syndicated Senior Loans to Mid-sized Businesses.  Based on continuous discussions that Gladstone Management has had with banks and investment banks we believe that there is a very significant amount of syndicated senior loans that banks are holding because such loans have been (i) taken over from other lenders such as hedge funds that lack the expertise to collect the debts, (ii) assimilated by special servicers of CDO pools that are in distress, or (iii) warehoused by such banks prior to the collapse of the CDO market, and such banks have not been able to dispose of such loans. We observe that many of these loans are now being sold at reduced prices.

Opportunities to Refinance Small and Mid-sized Businesses.  Our Manager believes there are many opportunities to originate senior loans to small and mid-sized businesses that have been abandoned by their traditional bank lenders. These small and mid-sized business loans are vital to the continued growth of these businesses. Through 2014, S&P estimates about $450 billion in institutional loans will mature. Gladstone Management believes this will create an unprecedented refinancing opportunity that cannot be satisfied by existing financial institutions. Gladstone Management estimates that demand for new capital to support these refinancings will outstrip supply of available capital significantly, resulting in higher interest rates on new debt issuances. While the bulk of these loans mature in 2013 and 2014, we believe that many obligors are refinancing this debt before it comes due, out of concern that capital will be limited when their debts mature. The chart below shows the coming wave of maturities and supports the thesis that obligors are refinancing early to avoid the future risk of being unable to access capital:

General Reduction in Supply of Credit.  We believe that lenders are taking a much more conservative approach to lending in all asset classes, due in part to their diminished capital, large volumes of loan losses, enhanced regulatory scrutiny and the decline in the number of banks and other lending entities. We believe that small and mid-sized companies have realized the most significant reduction in credit supply, and thus will be willing to borrow from us at attractive interest rates. The chart below shows the decline in commercial banks.

Limited Lending Competition.  We believe that lending to small and mid-sized U.S. companies generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the lack of information available from these companies. In addition, we believe small and mid-sized companies often require more active monitoring and participation on the lender’s part. We believe that many financial organizations have cost structures that are not conducive to this type of lending. We believe this situation has worsened during the financial crisis, as banks have cut staff and other costs to preserve capital and return to profitability. As a result, we believe many financial institutions are emphasizing services to larger corporate clients and transactions, with a consequent reduction in the availability of debt financing to small and mid-sized companies.

Active Private Equity Focus on Small and Mid-Sized Firms.  Private equity firms have continued their active roles investing in small and mid-sized companies, and Gladstone Management’s senior management team expects this trend to continue. Private equity funds often seek to leverage their investments by combining capital with senior secured and second lien loans from other sources. Thus, we believe that continued significant private equity investment in small and mid-sized firms will continue to provide us with opportunities to fill the role of senior loan provider. We believe that the network of relationships between Gladstone Management’s senior management team and the private equity community will be a key channel through which we will access significant investment opportunities.

Attractive Market Segment.  We believe the market for first and second lien loans to private equity sponsored companies will be particularly attractive for us. Before the recent turmoil in the credit markets, we believe that banks and hedge funds were aggressively expanding their lending to the leveraged buyout market on very favorable terms. Often, this debt carried few covenants, low interest rates and allowed for very high ratios of debt to cash flow. We believe that such aggressive lending was fostered by an active secondary market for these leveraged loans, which allowed the lenders to profit while removing debt from their balance sheets, at the same time refreshing their ability to lend further. We believe that the abundance of relatively cheap, less restrictive forms of debt allowed leveraged buyout firms to pay historically high purchase prices in relation to target company cash flows, and generally served to force mezzanine lenders to accept lower returns through reduced pricing and to accept smaller portions of leveraged buyout transactions.

Currently, we believe that secondary market conditions are no longer permitting banks to sell these loans under the same terms, and at the same rates significantly reducing the availability of bank debt to fund leveraged buyout transactions. In addition, we believe that this will result in banks requiring stricter covenants, higher rates for their loans, and less total leverage in transactions that they will fund over the next several years. While this is expected to pressure private equity firms to reduce pricing on their buyout transactions, we believe that the large amount of un-invested private equity capital currently available will mitigate this effect. Due to the reduced availability of bank funding, we believe that private equity firms will look even more to companies like ours to provide the leverage necessary to produce their returns, creating investment opportunities for us at potentially favorable terms. We believe that the network of relationships between the senior management team of Gladstone Management and the private equity community will be a key channel through which we will achieve significant transaction flow to assist private equity sponsored transactions.

We believe that the underserved nature of such a large segment of the market, coupled with strong demand for capital, creates a significant opportunity for investment. Because of the current investing environment, we believe that small and mid-sized companies are more likely to offer attractive economics in terms of transaction pricing, loan fees, prepayment penalties and more attractive security features in the form of stricter covenants and quality collateral. Additionally, as compared to larger companies, small and mid-sized companies often have simpler capital structures and carry less debt, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors present advantageous conditions in which to pursue our investment objectives of generating current income.

Our Investment Focus and Philosophy

Our principal focus will be to first and second lien loans to fund growth acquisitions, buyouts and recapitalizations of small and mid-sized companies. We may also selectively invest in other types of loans and in equity securities. We will generally seek to invest in companies that have established management teams and generate positive cash flows and which operate in industries in which Gladstone Management’s investment professionals have direct expertise. As a general philosophy, we will invest in businesses that respect workers’ rights and in businesses that have a commitment to partnering with workers. We will seek investments in businesses that create jobs rather than reduce jobs and we will look more favorably on businesses that have a policy of neutrality towards unions.

Investment Process

Overview of Loan Origination and Approval Process

To originate loans, our Adviser’s investment professionals use an extensive referral network comprised primarily of venture capitalists, leveraged buyout fund managers, investment bankers, attorneys, accountants, commercial bankers and business brokers. Our Adviser’s investment professionals review informational packages received from these and other sources in search of potential financing opportunities. If a potential opportunity matches our investment objective, the investment professionals will seek an initial screening of the opportunity from our Adviser’s investment committee, which is composed of Mr. Gladstone, Mr. Brubaker and Mr. Stelljes. If the prospective portfolio company passes this initial screening, the investment professionals conduct a due diligence investigation and create a detailed profile summarizing the prospective portfolio company’s historical financial statements, industry and management team and analyzing its conformity to our general investment criteria. The investment professionals then present this profile to our Adviser’s investment committee, which must approve each investment. Further, each financing is reviewed and approved by the members of our Board of Directors, a majority of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Prospective Portfolio Company Characteristics

When identifying prospective portfolio companies, we intend to focus primarily on the following attributes, which we believe will help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution you that, if we believe the benefits of investing are sufficiently strong, not all of these criteria will necessarily be met by each prospective portfolio company in which we choose to invest.

•	Value Orientation/Positive Cash Flow. Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value orientation. We intend to focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Additionally, we expect to target companies with a demonstrated ability to de-lever. Typically, we would not invest in start-up companies or companies having speculative business plans.

•	Defensible Market Positions that Present Attractive Growth Opportunities. We intend to invest in companies that have developed strong competitive positions within their respective markets and exhibit the potential to grow significantly. We will seek companies that we believe possess advantages in scale, scope, customer loyalty, product pricing, or product quality versus their competitors, minimizing sales risk and protecting profitability.

•	Investing in Smaller Companies. We intend to invest in companies that possess annual revenues of between $2.5 million and $2.5 billion. We do not intend to invest in start-up companies, turnaround situations or companies with speculative business plans.

•	Proven Management Teams with Meaningful Equity Ownership. We intend to target borrowers that have experienced management teams with established track records of success. We will typically require our borrowers to have in place proper incentives to align management’s goals with ours. Generally, we intend to focus on companies in which the management teams have significant equity ownership.

•	Private Equity Sponsorship. Often we will seek to provide debt financing in transactions sponsored by what we believe to be high-quality private equity firms. Gladstone Management’s senior management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company provides an additional level of due diligence investigation and is an implicit endorsement of the quality of the investment. Further, by co-investing with quality private equity firms which commit significant sums of equity capital with junior priority to our debt investments, we may reduce our risk of capital loss and benefit from having due diligence on our investments performed by both parties.

•	Diversification. We will seek to diversify our portfolio among companies engaged in a variety of industries, thereby reducing the risk that a downturn in any one industry will have a disproportionately negative impact on the value of our portfolio.

•	Viable Repayment Ability. We will seek to invest in companies that we believe will sustain a consistent cash flow to repay our loans and maintain growth in their businesses. This internally generated cash flow will be a key means through which we will achieve payment of interest due to us along with repayment of loan principal. We intend to focus primarily in investing in companies whose business models and growth prospects offer other attractive exit possibilities, including repayment of our investments, with the potential for capital gain on any equity interests we hold, through an initial public offering of common stock, merger, a sale or other recapitalization.

Extensive Due Diligence

Our Adviser conducts what we believe are extensive due diligence investigations of our prospective portfolio companies and investment opportunities. Our due diligence investigation may begin with a review of publicly available information, and will generally include some or all of the following:

•	a review of the prospective portfolio company’s historical and projected financial information;

•	visits to the prospective portfolio company’s business site(s);

•	interviews with the prospective portfolio company’s management, employees, customers and vendors;

•	review of all loan documents;

•	background checks on the prospective portfolio company’s management team; and

•	research on the prospective portfolio company’s products, services or particular industry.

Upon completion of a due diligence investigation and a decision to proceed with an investment, our Adviser’s lending professionals who have primary responsibility for the investment present the investment opportunity to our Adviser’s investment committee, which consists of Messrs. Gladstone, Brubaker and Stelljes. The investment committee determines whether to pursue the potential investment. Additional due diligence of a potential investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

We also rely on the long-term relationships that our Adviser’s professionals have with venture capitalists, leveraged buyout fund managers, investment bankers, commercial bankers and business brokers, and on the extensive direct experiences of our executive officers and managing directors in providing debt and equity capital to small and medium-sized private businesses.

Types of Investments We May Make

Below is a discussion of the types of investments we may make and where these investments lie in a typical portfolio company’s capital structure. As a general rule, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for the risk associated with junior status in the form of higher returns, either through higher interest payments or potentially higher capital appreciation. We will rely on Gladstone Management’s experience to structure investments, possibly using all levels of the capital structure. We will seek to invest in a portfolio that will perform in a broad range of economic environments.

•	First Lien Loans and Revolving Lines of Credit. First lien loans and secured revolving lines of credit are entitled to payments before any other creditors and have a first priority security interest in some or all of the borrower’s assets and, accordingly, are situated at the top of the capital structure. Because these loans have priority in payment, they carry the least risk of any debt or equity security issued by the borrower. Generally, our first lien loans are expected to be term loans having maturities of three to five years, meaningful principal amortization, and first priority security interests in the assets of the borrower. Generally, we expect that the interest rate on our senior secured loans typically will have variable rates ranging between 4.0% and 7.0% over a standard benchmark, such as the London Interbank Offered Rate (LIBOR).

•	Second Lien Loans. Second lien loans are immediately junior to senior secured first lien loans and have substantially the same maturities, collateral, and covenant structures as senior secured loans. Second lien loans, however, are granted a second priority security interest in the assets of the borrower. In return for this junior ranking, second lien loans generally offer higher returns compared to senior secured debt. These higher returns come from higher nominal interest rates and in some cases from equity participation through warrants. Generally, we expect these loans to carry a fixed or a floating current yield of 7.0% to 10.0% over LIBOR. In addition, we may receive additional returns from any warrants we may receive in connection with these investments.

•	Equity and Equity-Related Securities. While we intend to maintain our focus on investments in debt securities, from time to time, we may receive warrants or options to by stock or other equity interests in a company we are lending to. In the future, we may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to repurchase the equity-related securities we hold.

•	Cash. In addition, we intend to maintain a certain level of cash or equivalent instruments to make follow-on investments if necessary in existing portfolio companies or to take advantage of new opportunities.

Investment Structure

We anticipate that our portfolio will be comprised primarily of investments in loans secured by first or second lien security interests in some or all of the assets of small and mid-sized companies in the United States. We refer to these secured loans as senior loans (as opposed to unsecured or mezzanine loans). In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We expect that our investments to range between $1 million and $50 million each, although investments may vary as the size of our capital base changes. Some of our loans may have a provision that calls for some portion of the interest payments to be deferred and added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called “paid in kind,” or PIK, interest, and, when earned, we will record PIK interest as interest income and add the PIK interest to the principal balance of the loans.

Interest payments on loans we make will generally be made monthly or quarterly (except to the extent of any PIK interest) with amortization of principal generally being deferred for several years. The principal amount of the loans and any accrued but unpaid interest will generally become due at maturity at five to seven years. We may seek loans that are accompanied by warrants to purchase stock in the borrowers or other yield enhancement features, such as success fees. Any warrants that we receive will typically have an exercise price equal to the fair value of the portfolio company’s common stock at the time of the loan and entitle us to purchase a modest percentage of the borrower’s stock. Success fees are conditional interest that is paid if the borrower is successful. The success fee is calculated as additional interest on the loan and is paid upon the occurrence of certain triggering events, such as the sale of the borrower. If the event or events do not occur, no success fee will be paid.

From time to time, a portfolio company may request additional financing, providing us with additional lending opportunities. We will consider such requests for additional financing under the criteria we have established for initial investments and we anticipate that any debt securities we acquire in a follow-on financing will have characteristics comparable to those issued in the original financing. In some situations, our failure, inability or decision not to make a follow-on investment may be detrimental to the operations or survival of a portfolio company, and thus may jeopardize our investment in that borrower.

As noted above, we may receive yield enhancements in connection with our loans, which may include warrants to purchase stock or success fees. If a financing is successful, not only will our debt securities have been repaid with interest, but we will be in a position to realize a gain on the accompanying equity interests or other yield enhancements. The opportunity to realize such gain may occur if the borrower is sold to new owners or if it makes a public offering of its stock. In most cases, we will not have the right to require that a borrower undergo an initial public offering by registering securities under the Securities Act, but we generally will have the right to sell our equity interests in any subsequent public offering by the borrower. Even when we have the right to participate in a borrower’s public offering, the underwriters might insist, particularly if we own a large amount of equity securities, that we retain all or a substantial portion of our shares for a specified period of time. Moreover, we may decide not to sell an equity position even when we have the right and the opportunity to do so. Thus, although we expect to dispose of an equity interest after a certain time, situations may arise in which we hold equity securities for a longer period.

Risk Management

Gladstone Management will tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that attempts to protect our rights and manage risk appropriately while creating incentives for the portfolio company to achieve its business plan and improve its profitability.

We will seek to limit the downside potential of our investment portfolio by:

•	applying our investment strategy guidelines for portfolio investments;

•	requiring a total return on investments (including both interest and potential equity appreciation of our warrants) that adequately compensates for credit risk;

•	diversifying our portfolio, size permitting, with an adequate number of companies, across different industries, with different types of collateral; and

•	negotiating covenants that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital.

Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights. Additionally, Gladstone Management will typically seek to impose significant prepayment penalties in order to reduce or eliminate prepayment risk. Such penalties can range from fees, increased rates of interest and accelerated principal repayment to forfeiture of significant collateral assets or equity ownership of the borrower. We may also enter into interest rate hedging transactions at the sole discretion of Gladstone Management. Such transactions will enable us to selectively modify interest rate exposure as market conditions dictate.

Temporary Investments

Pending investment in private companies, we invest our otherwise uninvested cash primarily in cash, cash items, government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to collectively as temporary investments, so that at least 70% of our assets are “qualifying assets,” for purposes of the business development company provisions of the 1940 Act. For information regarding regulations to which we are subject and the definition of “qualifying assets,” see “Regulation.”

Hedging Strategies

Although it has not yet happened, nor do we expect this to happen in the near future, when one of our portfolio companies goes public, we may undertake hedging strategies with regard to any equity interests that we may have in that company. We may mitigate risks associated with the volatility of publicly traded securities by, for instance, selling securities short or writing or buying call or put options. Hedging against a decline in the value of such investments in public companies would not eliminate fluctuations in the values of such investments or prevent losses if the values of such investments decline, but it would establish other investments designed to gain from those same developments. Therefore, by engaging in hedging transactions, we could moderate the decline in the value of our hedged investments in public companies. However, such hedging transactions would also limit our opportunity to gain from an increase in the value of our investment in the public company. Hedging strategies can pose risks to us and our stockholders, but we believe that such activities are manageable because they will be limited to only a portion of our portfolio. Our ability to engage in short sales may be limited by the 1940 Act’s leverage limitations. We will only engage in hedging activities in compliance with applicable laws and regulations.

Competitive Advantages

We believe that we offer the following competitive advantages to our investors over other capital providers in small and mid-sized companies:

Senior Debt Focus

Our Manager has determined that there is a need for a senior lender to the small and mid-sized business marketplace. Many banks have departed the small and mid-sized lending area because they have capital challenges, high loan losses and cost structures that are not conducive to making such loans. Many team members of Gladstone Management have been loan officers for financial institutions that provide senior debt and are skilled at lending to small and mid-sized businesses.

Variable Rate Focus

We intend to make variable rate loans tied to LIBOR or some other index that will increase or decrease with current interest rates being charged so that a business knows it is paying the current rate. The variable rate also protects shareholders from inflation, as interest rates generally go up in times of inflation.

Small and Mid-sized Business Focus

Gladstone Management, through its management of the other Gladstone Companies, has developed an expertise in sourcing and investing in debt issued by small and mid-sized companies. We will attempt to leverage the relationships and expertise of the Gladstone Management team, which we believe will provide us access to an attractive pool of investment opportunities. Furthermore, Gladstone Management’s senior management team believes that the lack of focus by traditional lenders on small and mid-sized companies will provide us with a greater opportunity to negotiate terms that include enhanced protections without necessarily comprising yield.

National Platform with Seasoned Investment Professionals

Gladstone Management’s senior management team believes that the breadth and depth of its experience provides us with a significant competitive advantage in sourcing attractive investment opportunities nationwide. The Gladstone Management senior management team, led by Mr. Gladstone, has invested in over 500 companies in more than 25 different industries. This team has forged relationships with an extensive network of private equity sponsors, banks and small business intermediaries that focus on investments in the small to mid-sized companies that we will be targeting.

Long-term Investment Horizon

Unlike most private equity and leveraged buyout funds, we will not be required to return capital to our stockholders once we are repaid by a portfolio company. The capital contributed to such funds typically can only be invested once and must be returned to investors after a specified time period. Therefore, private equity and LBO funds are often required to seek liquidity events, including initial public offerings, mergers, or recapitalizations more quickly than might otherwise be optimal, potentially resulting in a lower return to investors. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, will provide us with the opportunity to increase total returns on invested capital compared to most private equity funds. While we intend to explore opportunities to provide our investors with liquidity within five years following the completion of the offering, we are not obligated to provide such liquidity, and certain liquidity events, such as a listing of our shares on a national securities exchange, allow us to retain our investment portfolio intact.

Transaction Sourcing Capability

Gladstone Management will seek to identify attractive investment opportunities for us both through active origination channels and through its long-term relationships with numerous corporate and fund management teams, members of the financial community and potential corporate partners. In addition, Gladstone Management will seek to leverage its significant access to transaction flow developed through its management relationship with GLAD, GAIN and GOOD. Our Manager expects to generate investment opportunities through syndicate deals and also through our Manager’s proprietary origination channels. With respect to syndicate deals, our Manager has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to our Manager’s origination channel, Gladstone Management will seek to leverage its US presence to generate access to a substantial amount of originated transactions with attractive investment characteristics. We believe that the broad networks of Gladstone Management will produce a significant amount of investment opportunities for us.

Disciplined, Income-Oriented Investment Philosophy

Gladstone Management will employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach will involve a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to maximize current yield and minimize the risk of capital loss while maintaining potential for long-term capital appreciation. Gladstone Management’s approach will seek to produce strong returns concurrent with reduced risk by:

•	focusing on companies it believes to have defensible market positions that present attractive growth opportunities;

•	engaging in extensive due diligence;

•	committing significant resources to monitor portfolio companies closely after the transaction is closed;

•	participating in transactions sponsored by what it believes to be high-quality private equity firms; and

•	investing primarily in management teams with meaningful equity ownership.

Emphasis on Achieving Strong Risk-Adjusted Returns

Gladstone Management employs a disciplined investment and risk management process that emphasizes rigorous fundamental research and analysis. We seek to build our portfolio on a “bottom-up” basis, choosing and sizing individual positions based on their relative risk/reward profiles as a function of the associated downside risk, volatility, correlation with existing portfolio and liquidity. At the same time, we take into consideration a variety of factors in managing our portfolio and impose portfolio-based risk constraints promoting a more diverse portfolio of investments and limiting cross-correlation exposure and issuer and industry concentration. In evaluating new investments Gladstone Management conducts a rigorous due diligence process that draws upon investment experience, industry expertise and network of contacts of its senior investment professionals, as well as the other members of its investment team. Among other things, this rigorous due diligence process is designed to ensure that a prospective portfolio company will be able to meet its debt service obligations. Our Manager intends to employ a value-oriented investment philosophy focuses on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we intend to be highly selective in deploying our capital. We do not intend to pursue short-term origination targets. We believe this approach will enable us to build an attractive investment portfolio that meets our return and value criteria over the long term.

Ability to Utilize a Wide Range of Transaction Structures

Gladstone Management’s broad expertise and experience in transaction structuring at all levels of a company’s capital structure will afford us numerous tools to manage risk while preserving the opportunity for gain. Gladstone Management’s ability to provide simple first and second lien term loans will simplify the lending process. We will attempt to capitalize on this expertise in an effort to produce an investment portfolio that will perform in a broad range of economic conditions. In addition, we believe that the ability to offer several forms of financing will make us an attractive provider of capital to prospective borrowers. Such flexible transaction structuring allows a prospective portfolio company to forgo the substantial cost of conducting multiple negotiations and undergoing multiple due diligence processes to secure the different types of capital it requires.

Ongoing Relationships with and Monitoring of Portfolio Companies

Monitoring

Our Adviser’s investment professionals led by Terry Brubaker, our chief operating officer, monitor the financial trends of each portfolio company on an ongoing basis to determine if each is meeting its respective business plans and to assess the appropriate course of action for each company. We monitor the status and performance of each portfolio company and use it to evaluate the overall performance of our portfolio.

Our Adviser employs various methods of evaluating and monitoring the performance of each of our portfolio companies, which include some or all of the following:

•	assessment of success in the portfolio company’s overall adherence to its business plan and compliance with covenants;

•	attendance at and participation in meetings of the portfolio company’s board of directors;

•	periodic contact, including formal update interviews with portfolio company management, and, if appropriate, the financial or strategic sponsor;

•	comparison with other companies in the portfolio company’s industry; and

•	review of monthly and quarterly financial statements and financial projections for portfolio companies.

Managerial Assistance and Services

As a BDC under the 1940 Act, we are required to make available significant managerial assistance to our portfolio companies. We provide these services through our Adviser, who provides these services on our behalf through its officers who are also our officers. Neither we nor our Adviser currently receives fees in connection with managerial assistance.

Our Adviser may receive fees for the other services it may provide to our portfolio companies. The services our Adviser may provide to our portfolio companies will vary by investment, but generally may include a broad array of services such as investment banking services, arranging bank and equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing investments, raising equity and debt capital, consulting, turnaround management, merger and acquisition services and recruiting new management personnel. If our Adviser receives fees for these services, 50% of certain of those fees are voluntarily and irrevocably credited against the base management fee that we pay to our Adviser. Any services of this nature subsequent to the closing would typically generate a separate fee at the time of completion.

Valuation Process

The following is a general description of the steps we take each quarter to determine the value of our investment portfolio. We value our investments in accordance with the requirements of the 1940 Act. We value securities for which market quotations are readily available at their market value. We value all other securities and assets at fair value as determined in good faith by our Board of Directors. In determining the value of our investments, our Adviser has established the Policy. The Policy has been approved by our Board of Directors, and each quarter the Board of Directors reviews whether our Adviser has applied the Policy consistently and votes whether or not to accept the recommended valuation of our investment portfolio. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations. With respect to any investments for which market quotations are not readily available or reliable, we perform the following valuation process each quarter:

•	Our quarterly valuation process begins with each portfolio company or investment being initially assessed by our Adviser’s investment professionals responsible for the investment, using the Policy.

•	Preliminary valuation conclusions are then discussed with our management, and documented, along with any independent opinions of value provided by SPSE for review by our Board of Directors.

•	Our Board of Directors reviews this documentation and discusses the input of our Adviser, management, and the opinions of value of SPSE to arrive at a determination for the aggregate fair value of our portfolio of investments.

Our valuation policies, procedures and processes are more fully described under “Discussion of the Company’s Expected Operating Plans— Investment Valuation” and “Discussion of the Company’s Expected Operating Plans — Valuation Methods.”

Staffing

We currently have no employees; however, Gladstone Management has 35 employees and Gladstone Administration has 12 employees, including a person who will be our chief financial officer, David Watson, and another person who will be our chief compliance officer, Jack Dellafiora, both of whom are paid by Gladstone Administration. Each of our executive officers described under “Management” is a principal of Gladstone Management or Gladstone Administration, which manages and oversees our investment operations. In the future, Gladstone Management may retain additional investment personnel based upon its needs. See “Portfolio Management — Investment Advisory and Management Agreement.”

Offices and Properties

We do not own any real estate. Our administrative and principal executive offices are located at 1521 Westbranch Drive, Suite 200, McLean, VA 22102. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted. We also have loan production offices in New York, NY; Morristown, NJ; Greenwich, CT; Chicago, IL; Atlanta, GA; and Dallas, TX. We expect Gladstone Management to open offices in additional cities before or following completion of this offering.

Competition

Our primary competitors are public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors, such as commercial banks and other depository institutions, may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a BDC. We use the industry information available to Mr. Gladstone and the other investment professionals of our investment adviser to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we believe that the relationships of Mr. Gladstone and other investment professionals of our investment adviser enable us to learn about, and compete effectively for, financing opportunities with attractive leveraged companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Related to Our Business and Structure — We operate in a highly competitive market for investment opportunities.”

Legal Proceedings

Neither we nor Gladstone Management is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against Gladstone Management.

From time to time, we and individuals employed by Gladstone Management may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

DETERMINATION OF NET ASSET VALUE

As a BDC, we will generally invest in illiquid debt and equity securities of privately-owned companies. Our board of directors has established procedures for the valuation of our investment portfolio. We intend to value investments for which market quotations are readily available either at market values obtained from an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). Debt and equity securities that are not publicly-traded or whose market prices are not readily available will be valued at fair value as determined in good faith by our board of directors. Such determination of fair values may involve subjective judgments and estimates. With respect to unquoted securities, our board of directors, together with input from our independent valuation advisers, if any, will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and private, and other factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs with respect to one of our portfolio companies, our board will use the pricing indicated by the external event to corroborate or assist us in our valuation. Because we expect that there will not be a readily available market for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had readily available market values existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	Our board of directors will establish valuation procedures to be used by the Gladstone Management’s portfolio valuation team and approve the engagement of any independent valuation firm. We currently expect to engage Standard & Poor’s Evaluation Services, or SPES, to act as our independent valuation service, but may utilize other valuation consulting firms in the future. Gladstone Management has a valuation procedure manual that has been unanimously approved by the independent directors of the other Gladstone Companies and which we expect our board of directors to adopt.

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by Gladstone Management’s portfolio valuation team using the valuation procedures manual. If a particular investment has a public market (or if there is an indicative bid from a reputable broker dealer) then the portfolio valuation team will preliminarily value that investment at its then market or quoted value. If there is no public market for the investment then the portfolio valuation team will request SPES or another independent valuation service to provide an indication of the value. If Gladstone Management deems the cost of independent valuation services to exceed the benefit, it may elect to undertake valuation of an investment on its own, while giving the independent directors the right to request an independent valuation if they, in their business judgment, believe an independent valuation is necessary.

•	Gladstone Management’s valuation team will present a preliminary portfolio valuation report to our board of directors based on the team’s own analysis and indications of value from our independent valuation service. Our board of directors will review the preliminary valuation, determine if the valuation has been conducted in accordance with our valuation procedures manual and have the opportunity to ask questions of Gladstone Management’s valuation team and the independent valuation service. The Gladstone Management valuation team will then update its portfolio valuation report to reflect any new analysis resulting from the preliminary review and questioning by the board of directors.

•	Our board of directors reviews and discusses the final portfolio valuation report, considers the input of Gladstone Management and any independent valuation service and determines the fair value of each investment in our portfolio in good faith.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. Below is a description of factors that our board of directors and the portfolio valuation team may consider when valuing our debt and equity investments.

Valuation of Loans and Debt Securities

For loans and debt securities, fair value generally approximates cost unless the overall financial condition of the portfolio company has been impaired or other factors indicate a lower fair value for the loan or debt security. Generally, in arriving at a fair value for a debt security or a loan, the board of directors may focus on various factors, including the terms of the debt, the portfolio company’s ability to service and repay the debt and the value and quality of the assets serving as collateral for the debt. With respect to a convertible debt security, the board of directors may also analyze the excess of the value of the underlying security over the conversion price as if the security was converted when the conversion feature is “in the money” (appropriately discounted, if restricted). If the security is not currently convertible, the use of an appropriate discount in valuing the underlying security may be considered. If the value of the underlying security is less than the conversion price, the board of directors may focus on the portfolio company’s ability to service and repay the debt.

Valuation of Equity Securities

Our equity interests in portfolio companies for which there is no liquid public market will be valued at fair value. The board of directors, in its analysis of fair value, will consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or in limited instances book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or related items.

The board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When we receive warrants or other equity-linked securities at nominal or no additional cost in connection with an investment in a debt security, we will allocate the cost basis in the investment between debt securities and nominal cost equity at the time of origination. We will subsequently value the warrants at fair value.

We have adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (formerly Statement of Financial Accounting Standards No. 157, Fair Value Measurements), which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. For detailed information regarding the Company’s process for determining net asset value, see “Discussion of the Company’s Expected Operating Plans— Investment Valuation” and “Discussion of the Company’s Expected Operating Plans — Valuation Methods” above.

Determinations in Connection With Offerings

After meeting the minimum offering requirement, we will then sell our shares on a continuous basis at a price of $10.00; however to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. To the extent that the net asset value per share increases subsequent to the last closing, the price per share may increase. In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who subscribe for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. After meeting the minimum offering requirement, we expect to hold 3 closings per month. In connection with each closing date for shares of our common stock sold pursuant to this prospectus, the board of directors or a committee thereof is required within 48 hours of the time that each closing and sale is made to make the determination that we are not selling shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value. The board of directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the closing on and sale of our common stock; and

•	the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock at the date of closing.

Importantly, this determination does not require that we calculate net asset value in connection with each closing and sale of shares of our common stock, but instead it involves the determination by the board of directors or a committee thereof that we are not selling shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value at the time at which the closing and sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value of our common stock at the time at which the closing and sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

In addition, a decline in our net asset value per share to an amount more than 5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 5% below our current net offering price and (ii) our board of directors believes that such decrease in the net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets, investors will purchase shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 5%.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

MANAGEMENT

Board of Directors and Executive Officers

Our business and affairs are managed under the direction of our board of directors. Our board of directors elects our officers, who serve at the discretion of the board of directors.

Directors

Upon consummation of this offering, our board of directors will consist of seven members, four of whom are not expected to be classified as “interested persons” of us or Gladstone Management as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors will be divided into three classes. Each class will consist, as nearly as possible, of one-third of the number of directors. It is intended that after the initial terms of our directors as stated in the table below, each class will have a three-year term. For information regarding our directors, including the election and removal of directors, see “Description of Our Securities — Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.”

Information regarding our board of directors is set forth below. We have divided the directors into two groups — interested directors and independent directors. The address for each director and director nominee is: Gladstone Lending Corporation, 1521 Westbranch Drive, Suite 200, McLean, VA 22102.

		Director	Expiration of
Name	Age	Since	Term

Interested Directors
David Gladstone	67	2009	2010
Terry Lee Brubaker	66	2010	2012
George “Chip” Stelljes III	48	2010	2011
Independent Directors
Paul W. Adelgren (Director Nominee)	67		2010
Michela A. English (Director Nominee)	60		2011
John H. Outland (Director Nominee)	64		2010
Anthony W. Parker (Director Nominee)	64		2012

Interested Directors

David Gladstone.  Mr. Gladstone is our founder and has been our chief executive officer and chairman of the board of directors since our inception in December 2009. He also founded and has served as chief executive officer and chairman of the board of directors of GOOD, GAIN, GLAD and Gladstone Management, and is the owner and chairman of LAND. Mr. Gladstone served as either chairman or vice chairman of the board of directors of American Capital, Ltd. (NASDAQ: ACAS), a publicly traded leveraged buyout fund and mezzanine debt finance company, from 1997 to 2001. From 1974 to 1997, Mr. Gladstone held various positions, including chairman and chief executive officer, with Allied Capital Corporation (formerly NYSE: ALD), Allied Capital Corporation II, Allied Capital Lending Corporation and Allied Capital Advisors, Inc., a registered investment adviser that managed the Allied companies. The Allied companies were the largest group of publicly-traded mezzanine debt funds in the United States and were managers of two private venture capital limited partnerships. From 1991 to 1997, Mr. Gladstone served either as chairman of the board of directors or president of Allied Capital Commercial Corporation, which was a publicly traded REIT (formerly NASDAQ: ALCC) that invested in real estate loans to small and medium-sized businesses, managed by Allied Capital Advisors, Inc. He managed the growth of Allied Capital Commercial from no assets at the time of its initial public offering to $385 million in assets at the time it merged into Allied Capital Corporation in 1997. From 1992 to 1997, Mr. Gladstone served as a director, president and chief executive officer of Business Mortgage Investors, a privately held mortgage REIT managed by Allied Capital Advisors, which invested in real estate loans to small and medium-sized businesses. Mr. Gladstone is also a past director of Capital

Automotive REIT, a real estate investment trust that purchases and net leases real estate to automobile dealerships. Mr. Gladstone served as a director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He served as a trustee of the George Washington University and currently is trustee emeritus. He is a past member of the Listings and Hearings Committee of the National Association of Securities Dealers, Inc. Mr. Gladstone was the founder and managing member of The Capital Investors, LLC, a group of angel investors, and is currently a member emeritus. Mr. Gladstone holds an MBA from the Harvard Business School, an MA from American University and a BA from the University of Virginia. Mr. Gladstone has co-authored two books on financing for small and medium-sized businesses, Venture Capital Handbook and Venture Capital Investing.

Mr. Gladstone was selected to serve as a director on our Board due to the fact that he is our founder and has greater than thirty years of experience in the industry, including his past service as the chairman and chief executive officer of the Gladstone Companies since their inception.

Terry Lee Brubaker.  Mr. Brubaker is our chief operating officer, secretary and has been a director since April 2010. Mr. Brubaker has served as GOOD’s chief operating officer, secretary and a director since its inception in 2003 and as president from 2003 through July 2007, when he assumed the duties of vice chairman. Mr. Brubaker has also served as the chief operating officer, secretary and director of Gladstone Management since its inception in 2003. He also served as president of Gladstone Management from its inception until assuming the duties of vice chairman in February 2006. Mr. Brubaker has served as the chief operating officer, secretary and a director of GLAD since May 2001. He also served as president of GLAD from May 2001 through April 2004, when he assumed the duties of vice chairman. Mr. Brubaker has also been the vice chairman, chief operating officer, secretary and a director of GAIN since its inception in June 2005. In March 1999, Mr. Brubaker founded and, until May 1, 2003, served as chairman of Heads Up Systems, a company providing processing industries with leading edge technology. From 1996 to 1999, Mr. Brubaker served as vice president of the paper group for the American Forest & Paper Association. From 1992 to 1995, Mr. Brubaker served as president of Interstate Resources, a pulp and paper company. From 1991 to 1992, Mr. Brubaker served as president of IRI, a radiation measurement equipment manufacturer. From 1981 to 1991, Mr. Brubaker held several management positions at James River Corporation, a forest and paper company, including vice president of strategic planning from 1981 to 1982, group vice president of the Groveton Group and Premium Printing Papers from 1982 to 1990 and vice president of human resources development in 1991. From 1976 to 1981, Mr. Brubaker was strategic planning manager and marketing manager of white papers at Boise Cascade. Previously, Mr. Brubaker was a senior engagement manager at McKinsey & Company from 1972 to 1976. Prior to 1972, Mr. Brubaker was a U.S. Navy fighter pilot. Mr. Brubaker holds an MBA from the Harvard Business School and a BSE from Princeton University.

Mr. Brubaker was selected to serve as a director on our Board due to his more than thirty years of experience in various mid-level and senior management positions at several corporations.

George “Chip” Stelljes III.  Mr. Stelljes is our president and chief investment officer and has been a director since April 2010. Mr. Stelljes has served as GOOD’s chief investment officer since 2003 and its executive vice president from 2003 to July 2007, at which time he assumed the duties of president and was also elected as a director. He also served as the executive vice president of GLAD (from 2002 to April 2004) and has been its chief investment officer since September 2002 and its president since April 2004. Mr. Stelljes was also on GLAD’s board of directors from August 2001 through September 2002 and then rejoined its board in July 2003 and remains a director today. He has served as the president, chief investment officer, and a director of GAIN since its inception in June 2005 and assumed the duties of co-vice chairman in April 2008. Mr. Stelljes has served as chief investment officer and as a director of Gladstone Management since May 2003 and was its executive vice president from May 2003 through February 2006, when he assumed the duties of president. Prior to joining the Gladstone Companies, Mr. Stelljes served as a managing member of St. John’s Capital, a vehicle used to make private equity investments. From 1999 to 2001, Mr. Stelljes was a co-founder and managing member of Camden Partners, a private equity firm which finances high growth companies in communications, education, healthcare and business services sectors. From 1997 to 1999, Mr. Stelljes was a managing director and partner of Columbia Capital, a venture capital firm focused on investments in communications and information technology. From 1989 to 1997, Mr. Stelljes held various positions, including executive vice president and principal, with Allied Capital Corporation (formerly NYSE: ALD), Allied Capital Corporation II, Allied Capital Lending Corporation and Allied Capital Advisors, Inc., a registered investment adviser that managed the Allied companies, which were the largest group of publicly-traded mezzanine debt funds in the United States and were managers of two private venture capital limited partnerships. From 1991 to 1997, Mr. Stelljes served either as senior vice president or executive vice president of Allied Capital Commercial Corporation (formerly NASDAQ: ALCC), a publicly traded REIT that invested in real estate loans to small and medium-sized businesses until its merger with Allied Capital Corporation in 1997. From 1992 to 1997, Mr. Stelljes served as a senior vice president or executive vice president of Business Mortgage Investors, a privately held mortgage REIT managed by Allied Capital Advisors, which invested in real estate loans to small and medium-sized businesses. Mr. Stelljes currently serves as a general partner and investment committee member of Patriot Capital and Patriot Capital II private equity funds and on the board of Intrepid Capital Management, a money management firm. He is also a former board member and regional president of the National Association of Small Business Investment Companies. Mr. Stelljes holds an MBA from the University of Virginia and a BA in Economics from Vanderbilt University.

Mr. Stelljes was selected to serve as a director on our Board due to his more than twenty years of experience in the investment analysis, management, and advisory industries.

Independent Director Nominees

Paul W. Adelgren.  Mr. Adelgren has agreed to join our board of directors prior to the commencement of this offering. From 1997 to the present, Mr. Adelgren has served as the pastor of Missionary Alliance Church. From 1991 to 1997, Mr. Adelgren was pastor of New Life Alliance Church. From 1988 to 1991, Mr. Adelgren was the comptroller, treasurer, and vice president for finance and materials of Williams & Watts, Inc., a logistics management and procurement business located in Fairfield, NJ. Prior to Joining Williams & Watts, Mr. Adelgren served in the United States Navy, where he served in a number of capacities, including as the director of the Strategic Submarine Support Department, SPCC Mechanicsburg, Pennsylvania, as an executive officer at the Naval Supply Center, Charleston, South Carolina and as the director of the Joint Uniform Military Pay System, Navy Finance Center. He is a retired Navy Captain. Mr. Adelgren has also served as a director of GLAD since January 2003, a director of GOOD since August 2003, and a director of GAIN since June 2005. Mr. Adelgren holds an MBA from Harvard Business School and a BA from the University of Kansas.

Mr. Adelgren was selected to serve as an independent director on our Board due to his strength and experience in ethics, which also led to his appointment to the chairmanship of our Ethics, Nominating and Corporate Governance Committee.

Michela A. English.  Ms. English has agreed to join our board of directors prior to the commencement of this offering. Ms. English has served as President and CEO of Fight for Children, a non-profit charitable organization focused on providing high quality education and health care services to underserved youth in Washington, D.C., since 2006. From March 1996 to March 2004, Ms. English held several positions with Discovery Communications, Inc., including president of Discovery Consumer Products, president of Discovery Enterprises Worldwide and president of Discovery.com. From 1991 to 1996, Ms. English served as senior vice president of the National Geographic Society and was a member of the National Geographic Society’s Board of Trustees and Education Foundation Board. Prior to 1991, Ms. English served as vice president, corporate planning and business development for Marriott Corporation and as a senior engagement manager for McKinsey & Company. Ms. English currently serves as director of the Educational Testing Service (ETS), as a director of D.C. Preparatory Academy, a director of the District of Columbia Public Education Fund, a director of the Society for Science and the Public, a director of the National Women’s Health Resource Center, a member of the Advisory Board of the Yale University School of Management, and as a member of the Virginia Institute of Marine Science Council. Ms. English is an emeritus member of the board of Sweet Briar College. Ms. English has also been a director of GOOD since August 2003, a director of GLAD since June 2002 and a director of GAIN since June 2005. Ms. English holds a Bachelor of Arts in International Affairs from Sweet Briar College and a Master of Public and Private Management degree from the Yale University School of Management.

Ms. English was selected to serve as an independent director on our Board due to her greater than twenty years of senior management experience at various corporations and non-profit organizations and from her service on the board of directors of GOOD, GLAD and GAIN.

John H. Outland.  Mr. Outland has agreed to join our board of directors prior to the commencement of this offering. From March 2004 to June 2006, he served as vice president of Genworth Financial, Inc. From 2002 to March 2004, Mr. Outland served as a managing director for 1789 Capital Advisors, where he provided market and transaction structure analysis and advice on a consulting basis for multifamily commercial mortgage purchase programs. From 1999 to 2001, Mr. Outland served as vice president of mortgage-backed securities at Financial Guaranty Insurance Company where he was team leader for bond insurance transactions, responsible for sourcing business, coordinating credit, loan files, due diligence and legal review processes, and negotiating structure and business issues. From 1993 to 1999, Mr. Outland was senior vice president for Citicorp Mortgage Securities, Inc., where he securitized non-conforming mortgage products. From 1989 to 1993, Mr. Outland was vice president of real estate and mortgage finance for Nomura Securities International, Inc., where he performed due diligence on and negotiated the financing of commercial mortgage packages in preparation for securitization. Mr. Outland has also served as a director of GLAD since December 2003, a director of GOOD since December 2003, and a director of GAIN since June 2005. Mr. Outland holds an MBA from Harvard Business School and a bachelor’s degree in Chemical Engineering from Georgia Institute of Technology.

Mr. Outland was selected to serve as an independent director on our Board due to his more than twenty years of experience in the mortgage, lending and credit industry and from his service on the board of directors of GOOD, GLAD and GAIN.

Anthony W. Parker.  Mr. Parker has agreed to join our board of directors prior to the commencement of this offering. Mr. Parker founded Parker Tide Corp., formerly known as Snell Professional Corp., in 1997. Parker Tide is a government contracting company providing mission critical solutions to the Federal Government From 1992 to 1996, Mr. Parker was chairman of Capitol Resource Funding, Inc., a commercial finance company with offices in Dana Point, California and Arlington, Virginia. Mr. Parker practiced corporate and tax law for over 15 years — from 1980 to 1983 at Verner, Liipfert, Bernhard & McPherson, in private practice from 1983 to 1992. From 1973 to 1977 Mr. Parker served as executive assistant to the administrator of the U.S. Small Business Administration. Mr. Parker is a director of Naval Academy Sailing Foundation, a 501(c)(3) organization located in Annapolis, MD. Mr. Parker has also served as a director of GLAD since August 2001, a director of GOOD since August 2003, and a director of GAIN since June 2005. Mr. Parker received his J.D. and Masters in Tax Law from Georgetown Law Center and his undergraduate degree from Harvard College.

Mr. Parker was selected to serve as an independent director on our Board due to his expertise and wealth of experience in the field of corporate taxation and from his service on the board of directors of GOOD, GLAD and GAIN.

Executive Officers

The following persons will serve as our executive officers in the following capacities:

Name	Age	Positions Held

David Gladstone	67	Chief Executive Officer
George “Chip” Stelljes III	48	Chief Investment Officer and President
Jack Dellafiora	41	Chief Compliance Officer
David Watson	34	Chief Financial Officer
Terry Lee Brubaker	66	Chief Operating Officer and Secretary
Gary Gerson	45	Treasurer
David A.R. Dullum	62	Executive Vice President
Michael B. LiCalsi	39	Internal Counsel

The address for each executive officer is Gladstone Lending Corporation, 1521 Westbranch Drive, Suite 200, McLean, VA 22102.

Executive Officers Who are Not Directors

Jack Dellafiora.  Mr. Dellafiora is our Chief Compliance Officer . He joined the Gladstone team in September 2007 as Chief Compliance Officer. Previously, Mr. Dellafiora held management roles in regulatory compliance, financial and operational risk management, financial reporting, and enterprise data management with Fannie Mae (NYSE: FNM). Prior to that he lead attestation engagements for BDO Seidman where he worked on a diverse set of client industries. Mr. Dellafiora has also provided strategic and financial services for an alternative energy developer. Mr. Dellafiora is a CPA with a BBA in Accountancy from the University of Notre Dame and a MBA from the University of Maryland’s Smith School of Business.

David Watson.  Mr. Watson is our Chief Financial Officer. Mr. Watson has served as the chief financial officer of GAIN since January 2010. Prior to joining GAIN, from 2007 to 2010 Mr. Watson was the Director of Portfolio Accounting for MCG Capital Corporation (NASDAQ: MCGC), a publicly traded BDC. Mr. Watson was employed by Capital Advisory Services, LLC, which subsequently joined Navigant Consulting, Inc. (NYSE: NCI), where he held various positions providing finance and accounting consulting services from 2001 to 2007. Prior to that, Mr. Watson was an auditor at Deloitte and Touche. He received a BS from Washington and Lee University, an MBA from the University of Maryland’s Smith School of Business, and is a CPA with the Commonwealth of Virginia.

Gary Gerson.  Mr. Gerson is our Treasurer. Mr. Gerson has also served as treasurer of GLAD, GAIN and GOOD since April 2006 and of Gladstone Management since May 2006. From 2004 to early 2006, Mr. Gerson was assistant vice president of finance at the Bozzuto Group, a real estate developer, manager and owner, where he was responsible for the financing of multi-family and for-sale residential projects. From 1995 to 2004 he held various finance positions, including director, finance from 2000 to 2004, at PG&E National Energy Group (NYSE: PCG) where he led, and assisted in, the financing of power generation assets. Mr. Gerson holds an MBA from the Yale School of Management, a B.S. in mechanical engineering from the U.S. Naval Academy, and is a CFA charter holder.

David A.R. Dullum.  Mr. Dullum is our Executive Vice President. Mr. Dullum has served as GAIN’s president since April 2008, a director of GAIN since June 2005, a director of GOOD since August 2003 and a director of GLAD since August 2001. Since February 2008, Mr. Dullum has served as a senior managing director of Gladstone Management. Mr. Dullum also served as president and director of Harbor Acquisition Corporation (AMEX: HAC) from June 2005 through February 2008. From 1995 to mid 2009, Mr. Dullum was a partner of New England Partners, a venture capital firm focused on investments in small and medium-sized business in the Mid-Atlantic and New England regions. From 1976 to 1990, Mr. Dullum was a managing general partner of Frontenac Company, a Chicago-based venture capital firm. Mr. Dullum holds an MBA from Stanford Graduate School of Business and a BME from the Georgia Institute of Technology.

Michael B. LiCalsi.  Mr. LiCalsi is our Internal Counsel. Mr. LiCalsi has served as the Internal Counsel of Gladstone Administration, Gladstone Management and Gladstone Securities, LLC since October 2009. He has also served as Assistant Secretary to each of GOOD, GLAD and GAIN since April 2010. Prior to joining the Gladstone Companies, Mr. LiCalsi served as an associate attorney in the Washington, D.C. office of Baker Botts L.L.P., a multinational law firm. From 1996 to 2004, Mr. LiCalsi held various positions at TD Waterhouse Investor Services, Inc. (currently TD Ameritrade, Inc.), including those of regional and national vice president. While at TD Waterhouse, Mr. LiCalsi held several securities brokerage licenses, including the Series 7, 9, 10, 63, and 66. Mr. LiCalsi received his BA in History from Rutgers College and his JD from George Mason University School of Law, where he served as Editor-in-Chief of the George Mason Law Review from 2004-2005. Mr. LiCalsi is currently a member of the Virginia State Bar and District of Columbia Bar.

Corporate Leadership Structure

Since our inception, Mr. Gladstone has served as chairman of our board of directors and our chief executive officer. Our board of directors believes that our chief executive officer is best situated to serve as chairman because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. In addition, prior to the commencement of the offering, we intend to appoint Mr. Adelgren, one of our independent director nominees, to serve as the Lead Director for all meetings of our independent directors held in executive session. The Lead Director will have the responsibility of presiding at all executive sessions of our board of directors, consulting with the chairman and chief executive officer on board and committee meeting agendas, acting as a liaison between management and the independent directors and facilitating teamwork and communication between the independent directors and management. Our board of directors believes the combined role of chairman and chief executive officer, together with an independent Lead Director, is in the best interest of stockholders because it provides the appropriate balance between strategic development and independent oversight of management.

Committees of the Board of Directors

Our board of directors has the following committees:

Audit Committee

The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are expected to be Anthony Parker (Chairman), Michela English and John Outland. Our board of directors has determined that all three members of the audit committee qualify as “audit committee financial experts” within the meaning of applicable SEC rules and regulations.

Compensation Committee

The members of the compensation committee are expected to be Messrs. Outland (Chairman) and Adelgren. Each member of the compensation committee will be independent for purposes of the 1940 Act. The compensation committee operates pursuant to a written charter and conducts periodic reviews of our Advisory Agreement and our Administration Agreement to evaluate whether the fees paid to our Adviser under the Advisory Agreement, and the fees paid to our Administrator under the Administration Agreement, respectively, are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the salaries and bonuses paid to our executive officers by our Adviser and our Administrator are consistent with our compensation philosophies, whether the performance of our Adviser and our Administrator are reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed.

Ethics, Nominating and Corporate Governance Committee

The members of the ethics, nominating, and corporate governance committee are expected to be Messrs. Adelgren (Chairman) and Outland. Each member of the ethics, nominating and corporate governance committee will be independent for purposes of the 1940 Act. The ethics, nominating, and corporate governance committee operates pursuant to a written charter and is responsible for selecting, researching, and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles, and overseeing the evaluation of the board and our management. The committee is also responsible for our Code of Business Conduct and Ethics.

Nominations for election to our board of directors may be made by our board of directors, or by any stockholder entitled to vote for the election of directors. Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to our board of directors, the ethics, nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age, having business experience, and possessing high moral character. Though we have no formal policy addressing diversity, the Ethics, Nominating and Corporate Governance Committee and board of directors believes that diversity is an important attribute of directors and our board of directors should be the culmination of an array of backgrounds and experiences and be capable of articulating a variety of viewpoints. Accordingly, the Ethics, Nominating and Corporate Governance Committee considers in its review of director nominees factors such as values, disciplines, ethics, age, gender, race, culture, expertise, background and skills, all in the context of an assessment of the perceived needs of us and our board of directors at that point in time in order to maintain a balance of knowledge, experience and capability. In nominating candidates to fill vacancies created by the expiration of the term of a member, the committee’s process for identifying and evaluating nominees includes reviewing such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with us during their term. In addition, the committee may consider recommendations for nomination from any reasonable source, including officers, directors and stockholders of our company according to the foregoing standards.

Nominations made by stockholders must be made by written notice (setting forth the information required by our bylaws) received by the secretary of our company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to our stockholders.

Compensation of Directors

Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. Subsequent to meeting our minimum offering requirement, the independent directors who do not serve in an executive officer capacity for us will receive an annual cash retainer of $20,000, an additional $1,000 for each board of directors meeting attended, and an additional $1,000 for each committee meeting attended if such committee meeting takes place on a day other than when the full board of directors meets. In addition, the chairperson of the Audit Committee receives an annual fee of $3,000, and the chairpersons of each of the Compensation and Ethics, Nominating and Corporate Governance committees receive annual fees of $1,000 for their additional services in these capacities. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending board of directors and committee meetings. We do not pay any compensation to directors who also serve as our officers, or as officers or directors of our Adviser or our Administrator, in consideration for their service to us. Our board of directors may change the compensation of our independent directors in its discretion.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business are provided to us by our officers and the other employees of our Adviser and Administrator, pursuant to the terms of the Advisory and Administration Agreements, respectively. Mr. Gladstone, our chairman and chief executive officer, Mr. Brubaker, our chief operating officer and secretary, Mr. Stelljes, our president and chief investment officer, and Mr. Dullum, our executive vice president, are all employees of and compensated directly by our Adviser. Mr. Dellafiora, our chief compliance officer, Mr. Watson, our chief financial officer, and Mr. Gerson, our treasurer, are employees of our Administrator. Under the Administration Agreement, we reimburse our Administrator for our allocable portion of the salaries of Mr. Dellafiora, our chief compliance officer, Mr. Gerson, our treasurer, and Mr. Watson, our chief financial officer.

Oversight of Risk Management

Our board of directors, in its entirety, will play an active role in overseeing management of our risks. Our board of directors will regularly review information regarding our credit, liquidity and operations, as well as the risks associated with each. Each committee of our board of directors will play a distinct role with respect to overseeing management of our risks:

•	Audit Committee: Our audit committee will oversee the management of enterprise risks. To this end, our audit committee will meet at least annually (i) to discuss our risk management guidelines, policies and exposures and (ii) with our independent registered public accounting firm to review our internal control environment and other risk exposures.

•	Compensation Committee: Our compensation committee will oversee the management of risks relating to the fees paid to our Adviser and Administrator under the Advisory Agreement and the Administration Agreement, respectively. In fulfillment of this duty, the compensation committee will meet at least annually to review these agreements. In addition, the compensation committee will review the performance of our Adviser to determine whether the compensation paid to our executive officers was reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory Agreement were being satisfactorily performed.

•	Ethics, Nominating and Corporate Governance Committee: Our ethics, nominating and corporate governance committee will manage risks associated with the independence of our board of directors and potential conflicts of interest. In addition, our ethics, nominating and corporate governance committee will be in charge of (i) monitoring the application of our Code of Business Conduct and Ethics and (ii) reviewing any violations of the Code and making recommendations to our board of directors on those violations.

While each committee will be responsible for evaluating certain risks and overseeing the management of such risks, the committees will each report to our board of directors on a regular basis to apprise our board of directors regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

PORTFOLIO MANAGEMENT

Overview

The management of our investment portfolio will be the responsibility of Gladstone Management and its investment committee, which currently consists of David Gladstone, chief executive officer of Gladstone Management, Terry Brubaker and Chip Stelljes. All are principals of Gladstone Management. For more information regarding the business experience of Messrs. Gladstone, Brubaker and Stelljes, see “Management — Board of Directors and Executive Officers.” Gladstone Management’s investment committee must unanimously approve each new investment that we make. The members of Gladstone Management’s investment committee will not be employed by us, and will receive no compensation from us in connection with their portfolio management activities.

Gladstone Management is a Delaware corporation that is registered as an investment adviser under the Advisers Act. The principal address of Gladstone Management is 1521 Westbranch Drive, Suite 200, McLean, VA 22102. The advisor has offices in New York, NY; Greenwich, CT; Morristown, NJ; Chicago, IL; Atlanta, GA; and Dallas, TX.

Investment Personnel

Our investment personnel currently consists of the members of Gladstone Management’s investment committee (Messrs. Gladstone, Brubaker and Stelljes) and the other investment professionals and supporting staffs employed by Gladstone Management. See “Management — Board of Directors and Executive Officers” for biographical information pertaining to Messrs. Gladstone, Brubaker and Stelljes. In addition, Gladstone Management may retain additional investment personnel following the date we meet our minimum offering requirement, based upon its needs.

The table below shows the dollar range of shares of common stock beneficially owned as of the date of this prospectus by each portfolio manager of Gladstone Management.

Dollar Range of Equity Securities
Name of Portfolio Manager	in the Company(1)

David Gladstone	None
Terry Brubaker	None
George “Chip” Stelljes	None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.

Investment Advisory and Management Agreement

Management Services and Responsibilities

Gladstone Management has registered as an investment adviser under the Advisers Act and will serve as our investment adviser pursuant to the Advisory Agreement in accordance with the 1940 Act. Subject to the overall supervision of our board of directors, Gladstone Management will oversee our day-to-day operations and provide us with investment advisory services. Under the terms of the Advisory Agreement, Gladstone Management will:

•	determine the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	determine what securities we will purchase, retain or sell;

•	identify, evaluate, negotiate and structure the investments we make; and

•	execute, monitor and service the investments we make.

Gladstone Management’s services under the Advisory Agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. Unless earlier terminated as described below, our Advisory Agreement will remain in effect for a period of two years from the date it was approved by the board of directors and will remain in effect from year to year thereafter if approved annually by (i) the vote of our board of directors, or by approval by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter, and (ii) the vote of a majority of our directors who are not interested persons. An affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter is also necessary in order to make material amendments to the Advisory Agreement. The Advisory Agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the Advisory Agreement provides that we may terminate the agreement without penalty upon 60 days written notice to the Adviser. Gladstone Management may voluntarily terminate the Advisory Agreement upon 120 days notice prior to termination and must pay all expenses associated with its termination. The Advisory Agreement may also be terminated, without penalty, upon the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. In addition, Gladstone Administration performs certain administrative services under the Administration Agreement. See “— Administration Agreement” below.

Advisory Fees

We are externally managed by the Adviser, which is controlled by our chairman and chief executive officer, pursuant to the Advisory Agreement. In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee.

Base Management Fee

The base management fee is assessed at an annual rate of 1.0% of our average gross assets invested in senior syndicated first lien loans and 2.0% of all other of our average gross assets except there is no base management fee on cash and cash equivalents. A senior syndicated loan is one that is syndicated by a bank or syndication agent and that is traded on a limited basis by institutions that buy and sell syndicated loans. The base management fee will be paid quarterly, in arrears, and will be calculated based on the average value of our average gross assets at the end of the two most recently completed calendar quarters.

When the Adviser receives fees from portfolio companies, 50% of certain of these fees are credited against the base management fee that we would otherwise be required to pay to our Adviser.

Incentive Fee

The incentive fee consists of two parts:  an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We will pay the Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.

Examples of Incentive Fee Calculations

Example 1:  Income-Based Incentive Fee(*):

Alternative 1

Assumptions:

•	Gross investment income (including interest, dividends, fees, etc.) = 2.00%

•	Base management fee(1) = 0.375%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(2) = 0.20%

•	Pre-incentive fee net investment income (“PIFNII”) [investment income – (base management fee + other expenses)] = 1.425%

•	Hurdle rate(3) = 1.75%

The pre-incentive fee net investment income does not exceed the hurdle rate; therefore, there is no income-based incentive fee.

Alternative 2

Assumptions:

•	Gross investment income (including interest, dividends, fees, etc.) = 2.50%

•	Base management fee(1) = 0.375%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(2) = 0.20%

•	Pre-incentive fee net investment income (“PIFNII”) [investment income – (base management fee + other expenses)] = 1.925%

•	Hurdle rate(3) = 1.75%

Alternative 2’s pre-incentive fee net investment income exceeds the hurdle rate; therefore, an income-based incentive fee is payable by us to our Adviser and is calculated as follows:

Income-based incentive fee =	[100% × (PIFNII – Hurdle rate)] + [the greater of 0% and 20% × (PIFNII – 2.1875%)]
= [100% × (1.925-1.75%)] + 0%
= (100% × 0.175%) + 0%
= 0.175%

Alternative 3

Assumptions:

•	Gross investment income (including interest, dividends, fees, etc.) = 3.00%

•	Base management fee (1) = 0.375%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.) (2) = 0.20%

•	Pre-incentive fee net investment income (“PIFNII”) [investment income – (base management fee + other expenses)] = 2.425%

•	Hurdle rate(3) = 1.75%

In this example, pre-incentive fee net investment income exceeds the hurdle rate; therefore, an income-based incentive fee is payable by us to our Adviser and is calculated as follows:

Income-based incentive fee =	[100% × (PIFNII up to 2.1875% – Hurdle rate)] + [the greater of 0% and 20% × (PIFNII – 2.1875%)]
= [100% × (2.1875% – 1.75%)] + [20% × (2.425% – 2.1875%)]
= 0.4375% + (20% × 0.2375%)
= 0.4375% + 0.0475%
= 0.485%

(*)	The hypothetical amounts shown are based on percentages of total net assets.

(1)	Represents a blended annualized base management fee of 1.5%, where the asset mix is 50% first lien senior syndicated loans and 50% non-first lien senior syndicated loans.

(2)	Excludes organizational and offering expenses.

(3)	Represents 7.0% annualized hurdle rate.

Example 2:  Capital Gains-Based Incentive Fee:

Alternative 1:

Assumptions:

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A is sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains-based incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

•	Year 3: None; $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation) less $6 million (previous capital gains-based fee paid in Year 2)

•	Year 4: Capital gains-based incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains-based incentive fee paid in Year 2)

Alternative 2

Assumptions:

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains-based incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $5 million capital gains-based incentive fee; 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

•	Year 3: $1.4 million capital gains-based incentive fee; $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains-based fee received in Year 2

•	Year 4: None

•	Year 5: None; $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains-based fee paid in Year 2 and Year 3

The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

Administration Agreement

Pursuant to the Administration Agreement, Gladstone Administration will provide us with clerical, bookkeeping and record keeping services and perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports to be filed with the SEC, assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns, the printing and dissemination of reports to our stockholders, maintaining our website and other investor relations services, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer, internal counsel, treasurer, investor relations contact and their respective staffs. The allocation is based primarily on the assets under management of our fund compared to those of other funds serviced by our Administrator.

Indemnification

Our charter and the Advisory Agreement provides that our Adviser and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Adviser, nor shall our Adviser be held harmless for any loss or liability suffered by us, unless (i) Gladstone Management has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) Gladstone Management was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by Gladstone Management or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold Gladstone Management harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our stockholders.

Prohibited Activities

Our charter prohibits the following activities between us and Gladstone Management and its affiliates:

•	We may not purchase or lease assets in which Gladstone Management has an interest unless we disclose the terms of the transaction to our stockholders and the terms do not exceed the lesser of cost or fair market value, as determined by an independent expert;

•	Gladstone Management or its affiliates may not acquire assets from us unless approved by our stockholders in accordance with our charter;

•	We may not lease assets to Gladstone Management or its affiliates unless we disclose the terms of the transaction to our stockholders and such terms are fair to us;

•	We may not make any loans to Gladstone Management or its affiliates;

•	We may not pay a commission or fee, either directly or indirectly to Gladstone Management in connection with the reinvestment of cash available for distribution or of the proceeds of the resale, exchange or refinancing of our assets;

•	Gladstone Management may not charge duplicate fees to us; and

•	We may not co-invest in non-traded securities with Gladstone Management or its affiliates.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an Advisory Agreement with Gladstone Management. Pursuant to the Advisory Agreement, we will pay Gladstone Management a base management fee and an incentive fee. See “Portfolio Management — Investment Advisory and Management Agreement” for a description of how the fees payable to Gladstone Management will be determined. Mr. Gladstone, our chief executive officer, also serves as chief executive officer of Gladstone Management, and Mr. Gladstone controls Gladstone Management.

Allocation of Gladstone Management’s Time

We will rely, in part, on Gladstone Management to manage our day-to-day activities and to implement our investment strategy. Gladstone Management and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us, including investment activities for the other Gladstone Companies. As a result of these activities, Gladstone Management, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved. Gladstone Management and its employees will devote only as much of its time to our business as Gladstone Management and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, Gladstone Management, its personnel, and certain affiliates may experience conflicts of interest in allocating management time, services, and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us. However, Gladstone Management believes that it and its affiliates have sufficient personnel to discharge fully their responsibilities to all activities in which they are involved.

Overlapping Investment Objectives with Other Gladstone Companies

Generally, the Adviser directs investment opportunities to the member of the Gladstone Companies with the investment strategy that most closely fits the investment opportunity. Nevertheless, the portfolio managers may face conflicts in the allocation of investment opportunities to other entities managed by our Adviser. As a result, it is possible that certain investment opportunities may not be available to other members of the Gladstone Companies or investment funds managed by our Adviser. When the officers of the Adviser identify an investment, they will be forced to choose which investment fund should make the investment in accordance with their investment allocation procedures.

In particular, GLAD may have investment objectives that overlap with our investment objectives and, accordingly, may make loans to, and invest in, companies similar to those which we intend to target. As a result of their responsibilities for and economic interest in GLAD, the members of our investment team may at times face conflicts of interest regarding the allocation of investment opportunities between us and GLAD. Although the members of our investment team will endeavor to allocate investment opportunities in a fair and equitable manner consistent with the investment objectives of GLAD and us, it is possible that we may not be given the opportunity to participate in certain investments made by GLAD that would be appropriate investments for us. Unless we receive exemptive relief from the SEC (which is highly unlikely) to permit co-

investment between us and GLAD, the members of our investment team will be forced to choose whether we or GLAD should make certain investments when they identify an investment opportunity.

Allocation of Opportunities

All investment opportunities come to our Adviser. Our Adviser has adopted investment allocation procedures to address potential conflicts of interest with respect to allocating investments between the Gladstone Companies that may have investment objectives that overlap with our investment objectives. The chief investment officer will allocate to us for consideration as an investment (i) all senior syndicated first and second lien, (ii) all non-syndicated first lien loans to small businesses and (iii) all non-syndicated first lien loans that are combined with a second lien loan to the same small business borrower. These loans are not being considered by GLAD or GAIN and will be the domain of our investment consideration. However, all non-syndicated second lien loans that have a first lien loan from a bank or other institution and all mezzanine and equity investments will be referred to other funds managed by our Adviser. Also, all agricultural opportunities will be referred to LAND.

Investments

The 1940 Act prohibits certain affiliated persons of a BDC and registered investment company from participating in joint transactions with that BDC or registered investment company without an exemptive order from the SEC. As a BDC, we may be limited in our ability to invest in any portfolio company in which GLAD, GAIN or any other fund or other client managed by Gladstone Management or its affiliates has an investment, absent an exemptive order from the SEC. Gladstone Management, GAIN, GLAD and PARTNERS received an exemptive order from the SEC in November 2005 permitting PARTNERS to co-invest with GAIN and GLAD, in accordance with the terms set forth in the order. While the order permits PARTNERS’ to co-invest with future BDC’s managed by Gladstone Management, including Gladstone Lending, we do not expect to co-invest with PARTNERS. At this time, we do not know whether we will seek an additional exemptive order from the SEC to permit co-investments between us and certain other Gladstone Companies, but it is unlikely that we will seek such exemption.

Appraisal and Compensation

Our charter provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all our assets will be obtained from a competent independent appraiser. Such appraisal will be based on all relevant information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser shall be for the exclusive benefit of our stockholders. A summary of such appraisal shall be included in a report to our stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to receive cash in an amount of such stockholder’s pro rata share of the appraised value of our net assets.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of the date of this prospectus, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each executive officer; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering. The address of each beneficial owner is: Gladstone Management, 1521 Westbranch Drive, Suite 200, McLean, VA 22102.

		Percentage Assuming	Percentage Assuming
		Minimum Amount	Maximum Amount
Name	Number	is Purchased	is Purchased

Interested Directors and Director Nominees:
David Gladstone	—	—	—
Terry Brubaker	—	—	—
George “Chip” Stelljes III	—	—	—

Independent Director Nominees:
Paul Adelgren	—	—	—
Michela English	—	—	—
John H. Outland	—	—	—
Anthony Parker	—	—	—

Executive Officers (that are not Directors):
Gary Gerson	—	—	—
David Watson	—	—	—
Jack Dellafiora	—	—	—
David A.R. Dullum	—	—	—
Michael B. LiCalsi	—	—	—
All executive officers and directors as a group	—	—	—

*	Less than one percent.

The following table sets forth, as of the date of this prospectus, the dollar range of our equity securities that is expected to be beneficially owned by each of our directors and executive officers.

Dollar Range of Equity
Securities Beneficially Owned(1)

Interested Directors (and Nominees):
David Gladstone	—
Terry Brubaker	—
George “Chip” Stelljes III	—

Independent Director Nominees:
Paul Adelgren	—
Michela English	—
John H. Outland	—
Anthony Parker	—

Executive Officers (that are not Directors):
Gary Gerson	—
David Watson	—
Jack Dellafiora	—
David A.R. Dullum	—
Michael B. LiCalsi	—

(1)	The dollar range of equity securities beneficially owned is based on an assumed initial public offering price of $10.00 per share. The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

DISTRIBUTION REINVESTMENT PLAN

We expect to authorize and declare monthly distributions that will be paid on a monthly basis beginning the month in which the minimum offering requirement is met. We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our stock. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions. Shares issued pursuant to our distribution reinvestment plan will be issued on the same date that we hold the first closing of the month for the sale of shares in this offering (generally the 10th, or the next business day if the 10th falls on a Saturday, Sunday or federal holiday). Your reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering on such closing date. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares of common stock offered pursuant to this prospectus.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution reinvested in shares of additional common stock by notifying ACS securities Services, Inc., the plan administrator, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares of stock, the plan administrator will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt in” to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

We intend to use newly issued shares to implement the plan. The number of shares we will issue to you is determined by dividing the total dollar amount of the distribution payable to you by a price equal to 95% of the price that the shares are sold in the offering on such closing date.

There will be no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the plan administrator’s fees under the plan.

If you receive distributions in the form of stock, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan upon notice in writing mailed to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your account under the plan by filling out the disbursement change form. Please e-mail investorservices@acs-inc.com for a copy of this form. You may send the completed form to the plan administrator at ACS Securities Services, Inc. 3988 N. Central Expressway, Building 5, floor 6, Dallas, Texas 75204 or by sending the completed form to the plan administrator at the following e-mail address: investorservices@acs-inc.com.

All correspondence concerning the plan should be directed to the plan administrator by mail at ACS Securities Services, Inc. 3988 N. Central Expressway, Building 5, floor 6, Dallas, Texas 75204 or by phone at 877-588-5596, or by e-mail at investorservices@acs-inc.com. All details of the plan are located in the prospectus.

We have filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to this registration statement of which this prospectus is a part. You may obtain a copy of the plan by request to ACS Securities Services, Inc., by mail at 3988 N. Central Expressway, Building 5, floor 6, Dallas, Texas 75204, by phone at 877-588-5596, or by e-mail at investorservices@acs-inc.com.

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 500,000,000 shares, par value $0.001 per share, 450,000,000 of which is initially designated as common stock and 50,000,000 of which is initially designated as preferred stock. Under our charter and Maryland law, our board of directors has the authority, without stockholder action, to classify and reclassify any unissued shares of our common stock and preferred stock into other classes or series of stock and to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. In addition, our board of directors may, without stockholder action, amend our charter to increase the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. There is currently no market for our common stock, and we do not expect that a market for our shares will develop in the future. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.

Common Stock

Under the terms of our charter, all shares of our common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Except as may otherwise be specified in the terms of any class or series of common stock, each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock in one or more classes or series without stockholder approval. The board has discretion to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of preferred stock. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter contains a provision that limits the liability of our directors and officers to us and our stockholders for money damages and our charter and bylaws requires us to indemnify and advance expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) to (i) any present or former director or officer, (ii) any individual who, while a director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee and (iii) that Gladstone Management and its officers, managers, agents, employees, controlling persons and members, and any other person or entity affiliated with it. However, in accordance with guidelines adopted by the North American Securities Administrators Association, our charter and the Advisory Agreement provide that we may not indemnify an indemnitee for any liability or loss suffered by such indemnitee nor hold harmless such indemnitee for any loss or liability suffered by us unless (1) the indemnitee has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the program, (2) the indemnitee was acting on behalf of or performing services for us, (3) the liability or loss suffered was not the result of negligence or misconduct by Gladstone Management or an interested director of the Company, or was not the result of gross negligence or willful misconduct by an independent director of the Company and (4) the indemnification or agreement to hold harmless is only recoverable out of our net assets and not from our stockholders. In addition, Gladstone Management has agreed to indemnify us for losses or damages arising out of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the Advisory Agreement. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

We may not incur the cost of that portion of liability insurance which insures the indemnitee for any liability as to which the indemnitee is prohibited from being indemnified under our charter and bylaws. In addition, we will not provide indemnification to a person for any loss or liability arising from an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (1) there has been a successful adjudication on the merits of each count involving alleged material securities law violations; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or (3) a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which the securities were offered and sold as to indemnification for violations of securities laws. We may advance funds to an indemnitee for legal expenses and other costs incurred as a result of legal action for which indemnification is being sought only if all of the following conditions are met: (i) the legal action relates to acts or omissions with respect to the performance of duties or services on our behalf; (ii) the indemnitee has provided us with written affirmation of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification; (iii) the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (iv) the indemnitee undertakes to repay the advanced funds to us, together with the applicable legal rate of interest thereon, in cases in which he or she is found not to be entitled to indemnification.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors; Number; Vacancies; Removal

As permitted by Maryland law, a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Under Maryland law, we have elected to classify our board of directors into three separate classes which, after the initial terms, will have three year terms.

Our classified board could have the effect of making the replacement of incumbent directors more time consuming and difficult. Any director may resign at any time and may be removed with or without cause by the stockholders upon the vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of us or another transaction that might involve a premium price for our common stock that might be in the best interest of our stockholders.

Our charter provides that a majority of our board of directors must be independent directors, and the 1940 Act requires that a majority of our board of directors be persons other than “interested persons” as defined in the 1940 Act. Upon admission of the directors described in this prospectus as director nominees, we will have 7 directors, 4 of whom will be independent directors and not interested persons.

Our charter provides that the number of directors will be set by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time establish, increase or decrease the number of directors. However, the number of directors may never be less than one or more than twelve. Except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits consent by the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (i) by or at the direction of the board of directors or (ii) provided that has been called in accordance with our bylaws for the purpose of electing directors by a stockholder who is a stockholder of record both at the time of giving notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our charter and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders who are stockholders of record at the time of the request and are entitled to cast not less than 10% of all the votes entitled to be cast on such matter at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

Under our charter, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an amendment to our charter that requires stockholder approval, a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must generally be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, (i) amendments to our charter to make our common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company, and (ii) the dissolution of the company each must be approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Our charter provides that the stockholders may, upon the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter, and without the necessity for concurrence by our Adviser:

•	Amend the charter; or

•	Remove the Adviser and elect a new investment adviser.

Without approval of stockholders entitled to cast a majority of all votes entitled to be cast on the matter, we will not permit the Adviser to:

•	Amend the charter in a manner that adversely affects the interests of the stockholders;

•	Except as permitted by our charter, permit the Adviser to voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect the stockholders;

•	Appoint a new investment adviser;

•	Unless otherwise permitted by law, sell all or substantially all of our assets other than in the ordinary course of business; and

•	Unless otherwise permitted by law, approve a merger, consolidation or roll-up.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act defined and discussed below, as permitted by the Maryland General Corporation Law, and similar rights in connection with a proposed roll-up transaction, our stockholders will not be entitled to exercise appraisal rights unless our board of directors determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights. See “Certain Relationships and Related Party Transactions — Appraisal and Compensation.”

Tender Offers

Our charter provides that any tender offer made by any person, including any “mini-tender” offer, must comply with most of the provisions of Regulation 14D of the Securities Exchange Act of 1934, including the notice and disclosure requirements. Among other things, the offeror must provide us notice of such tender offer at least ten business days before initiating the tender offer. If the offeror does not comply with the provisions set forth above, we will have the right to redeem that offeror’s shares, if any, and any shares acquired in such tender offer. In addition, the non-complying offeror will be responsible for all of our expenses in connection with that offeror’s noncompliance.

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of our company and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our assets from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with Gladstone Management or our directors and must be engaged to a substantial extent in the business of rendering opinions regarding the value of real property and/or other assets of the type held by us. If the appraisal will be included in a prospectus used to offer the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, the appraisal will be filed with the SEC and the states in which the securities are being registered as an exhibit to the registration statement for the offering. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our stockholders. We will include a summary of the independent appraisal, indicating all material assumptions underlying the appraisal, in a report to the stockholders in connection with a proposed roll-up transaction.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to common stockholders who vote against the proposal a choice of: (1) accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or (2) one of the following: (i) remaining stockholders and preserving their interests in us on the same terms and conditions as existed previously; or (ii) receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

We are prohibited from participating in any proposed roll-up transaction: (a) which would result in common stockholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in our charter, including rights with respect to the election and removal of directors, amendment of the charter and our dissolution; (b) which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor; (c) in which our common stockholders’ rights to access of records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in our charter; or (d) in which we would bear any of the costs of the roll-up transaction if our common stockholders reject the roll-up transaction.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Act. Shares owned by the acquirer, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Securities Exchange Act of 1934 and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:

•	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	reserve for itself the exclusive power to fix the number of directors;

•	provide that a director may be removed only by the vote of stockholders entitled to cast two-thirds of all the votes entitled to be cast; and

•	provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum.

In addition, if the board is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders.

Pursuant to our charter, we have elected to provide that all vacancies on the board of directors resulting from an increase in the size of the board or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. Such election is subject to applicable requirements of the 1940 Act and to the provisions of any class or series of preferred stock established by the board.

Reports to Stockholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.gladstonelending.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information (“documents”) electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us or our investors on such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of our discussion, a “U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

For purposes of our discussion, a “Non-U.S. stockholder” means a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner or member of the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect to be treated as a RIC under Subchapter M of the Code commencing in the first taxable year in which we meet the minimum offering requirements. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the Annual Distribution Requirement. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.

Taxation as a RIC

Provided that we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gain in excess of net short-term capital loss) that we timely distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no U.S. federal income tax. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	elect to be treated as a RIC;

•	meet the Annual Distribution Requirement;

•	qualify to be treated as a BDC or be registered as a management investment company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code), or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, (i) of one issuer (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships,” or the Diversification Tests.

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the diversification tests.

In order to meet the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any investments held through a special purpose corporation would generally be subject to U.S. federal income and other taxes, and therefore we can expect to achieve a reduced after-tax yield on such investments.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company,” or PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the code, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary income and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC. In this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize, in a given year, income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and any such income will be taken into account for purposes of the Annual Distribution Requirement and the 4% excise tax.

Under Section 988 of the Code, gain or loss attributable to fluctuations in exchange rates between the time we accrue income, expenses, or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our stockholders. See “— Failure To Obtain RIC Tax Treatment.”

As a regulated investment company, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. U.S. federal income tax law generally permits RICs to carry forward net capital losses for up to eight taxable years. However, future transactions we engage in may cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code. Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the diversification tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the diversification tests. If the partnership, however, is not treated as a “qualified publicly traded partnership,” then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.

We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Taxation of U.S. Stockholders

Whether an investment in shares of our common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax advisors before making an investment in our common stock.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gain. Distributions of our “investment company taxable income” (which is, generally, our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to noncorporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to “qualifying dividends” (at a maximum tax rate of 15% through 2010) provided that we properly designate such distribution as derived from “qualified dividend income” and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by us will be attributable to qualifying dividends; therefore, our distributions generally will not qualify for the preferential rates applicable to qualified dividend income. Distributions of our net capital gain (which is generally our net long-term capital gain in excess of net short-term capital loss) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gain (at a maximum rate of 15% through 2010 in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gain at least annually, we may in the future decide to retain some or all of our long-term capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gain at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

We could be subject to the alternative minimum tax, or the AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect U.S. stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

We may have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash (which portion may be as low as 10% for our taxable years through 2011) and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for U.S. federal income tax purposes. As a result, U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital loss may be subject to other limitations under the Code.

In general, noncorporate U.S. stockholders, including individuals, trusts and estates, are subject to a maximum U.S. federal income tax rate of 15% (through 2010) on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Noncorporate stockholders with net capital loss for a year (which we define as capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital loss of a noncorporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital loss for a year, but may carry back such losses for three years or carry forward such losses for five years.

A “publicly offered regulated investment company” is a regulated investment company whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered regulated investment company for any period, a non-corporate stockholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional dividend to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For non-corporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a nonpublicly offered regulated investment company, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to individuals to the extent they exceed 2% of such a stockholder’s adjusted gross income, and are not deductible for AMT purposes. While we anticipate that we will constitute a publicly offered regulated investment company after our first tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold U.S. federal income tax, or backup withholding, at a rate of 28% (through 2010), from all taxable distributions to any noncorporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding tax is not an additional tax, and any amount withheld may be refunded or credited against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of our stock of $2 million or more for a noncorporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Internal Revenue Service Form 8886 (or successor form). Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits, unless an applicable exception applies.

Actual or deemed distributions of our net capital gain to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of U.S. federal income tax at a rate of 30% on capital gain of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Distributions of our “investment company taxable income” and net capital gain (including deemed distributions) to Non-U.S. stockholders, and gains realized by Non-U.S. stockholders upon the sale of our common stock that is “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the United States), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Non-U.S. stockholders may also be subject to an additional branch profits tax at a rate of 30% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a non-corporate Non-U.S. stockholder, we may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the Non-U.S. stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

We may have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement. If a portion of such dividend is paid in cash (which portion may be as low as 10% for our taxable years through 2011) and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for U.S. federal income tax purposes. As a result, non-U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.

The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in our shares.

A Non-U.S. stockholder who is a nonresident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure To Obtain RIC Tax Treatment

If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits (in the case of noncorporate U.S. stockholders, at a maximum rate applicable to qualified dividend income of 15% through 2010). Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If we fail to meet the RIC requirements for more than two consecutive years and then seek to re-qualify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate-level tax on any such unrealized appreciation during the succeeding 10-year period.

Recent Legislation

On March 18, 2010, the President signed into law the Hiring Incentives to Restore Employment Act of 2010, or the HIRE Act. The HIRE Act imposes a U.S. withholding tax at a 30% rate on dividends and proceeds of sale in respect of shares of our common stock received by U.S. stockholders who own their shares through foreign accounts or foreign intermediaries and certain non-U.S. stockholders if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. If payment of withholding taxes is required, non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. withholding taxes with respect to such dividends and proceeds will be required to seek a refund from the IRS to obtain the benefit of such exemption or reduction. We will not pay any additional amounts in respect of any amounts withheld. These new withholding rules are generally effective for payments made after December 31, 2012.

On March 30, 2010, the President signed into law the Health Care and Education Reconciliation Act of 2010, or the Reconciliation Act. The Reconciliation Act will require certain U.S. stockholders who are individuals, estates or trusts to pay a 3.8% Medicare tax on, among other things, dividends on and capital gains from the sale or other disposition of stock, subject to certain exceptions. This tax will apply for taxable years beginning after December 31, 2012. U.S. stockholders should consult their tax advisors regarding the effect, if any, of the Reconciliation Act on their ownership and disposition of our common stock.

Possible Legislative or Other Actions Affecting Tax Considerations

Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in our stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process any by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in our stock.

The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

REGULATION

Prior to the completion of this offering, we will elect to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of distributions and in certain other limited circumstances. See “Risk Factors — Risks Related to Business Development Companies — Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative impact on our growth.”

As a BDC, we will not generally be permitted to invest in any portfolio company in which Gladstone Management or any of its affiliates currently have an investment or to make any co-investments with Gladstone Management or any of their affiliates without an exemptive order from the SEC.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

1. Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a. is organized under the laws of, and has its principal place of business in, the United States;

b. is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c. satisfies any of the following:

i. does not have any class of securities that is traded on a national securities exchange;

ii. is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

iii. is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

2. Securities of any eligible portfolio company that we control.

3. Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4. Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5. Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6. Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Gladstone Management will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to Business Development Companies.”

Code of Ethics

We will have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. We will attach our code of ethics as an exhibit to the registration statement of which this prospectus is a part. You may also read and copy the code of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549 and at our website www.gladstonelending.com. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Compliance Policies and Procedures

We and Gladstone Management have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our Chief Compliance Officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to Gladstone Management. The proxy voting policies and procedures of Gladstone Management are set forth below. (The guidelines are reviewed periodically by Gladstone Management and our non-interested directors, and, accordingly, are subject to change).

Introduction

As an investment adviser registered under the Advisers Act, Gladstone Management has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of Gladstone Management are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Gladstone Management will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although Gladstone Management will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of Gladstone Management are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how Gladstone Management intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Gladstone Lending Corporation 1521 Westbranch Drive, Suite 200, McLean, VA 22102.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

Upon the initial closing of this offering, we will be subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, upon the closing, we will be subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer will be required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports will be required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•	pursuant to Rule 13a-15 of the Exchange Act, beginning with our fiscal year ending June 30, 2011, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

PLAN OF DISTRIBUTION

Offering Terms

We are offering a maximum of 50,000,000 shares of our common stock to the public through          , our dealer manager, at an initial offering price of $10.00 per share, except as provided below. The shares are being offered on a “best efforts” basis, which means generally that the dealer manager is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. The offering of shares of our common stock will terminate on or before          , 2012, which is two years after the effective date of this offering, unless we elect to extend it to a date no later than          , 2013. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time prior to the stated termination date.

Subscription proceeds will be placed in escrow until such time as we have sold shares producing gross offering proceeds of $2.5 million from persons who are not affiliated with us or Gladstone Management, which is the minimum offering requirement. Funds in escrow will be invested in short-term investments, which may include obligations of, or obligations guaranteed by, the U.S. government or bank money-market accounts or certificates of deposit of national or state banks that have deposits insured by the Federal Deposit

Insurance Corporation (including certificates of deposit of any bank acting as a depository or custodian for any such funds) that can be readily sold, with appropriate safety of principal. Subscribers may not withdraw funds from the escrow account.

If subscriptions for at least the minimum offering requirement have not been received and accepted by          , 2011, which is one year after the effective date of this offering, our escrow agent will promptly so notify us, this offering will be terminated and your funds and subscription agreement will be returned to you within ten days after the date of such termination. Until we meet our minimum offering requirement, interest will accrue on funds in the escrow account as applicable to the short-term investments in which such funds are invested. Until we meet our minimum offering requirement, interest earned on the subscriptions proceeds that are held in escrow will be allocated among subscribers on the basis of the respective amounts of their subscriptions and the number of days that such amounts were on deposit. Such interest will be paid to subscribers upon the termination of the initial escrow period, subject to withholding for taxes pursuant to applicable Treasury Regulations. We will bear all expenses of the escrow and, as such, any interest to be paid to any subscriber will not be reduced for such expense.

After meeting the minimum offering requirement and holding our initial closing, we will then sell our shares on a continuous basis at a price of $10.00; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below net asset value. Therefore, persons who tender subscriptions for shares of our common stock in this offering must submit subscriptions for a fixed dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. See “Risk Factors — Risks Relating to this Offering and Our Common Stock — After the minimum offering requirement is met, investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our board of directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value.”

In addition, a decline in our net asset value per share to an amount more than 5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) the net asset value per share decreases to more than 5% below our current net offering price and (ii) our board of directors believes that such decrease in the net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets, investors will purchase shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 5%.

Promptly following any such adjustment to the net offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted net offering price, and we will also post the updated information on our website at www.gladstonelending.com. If our board of directors determines that the decline in net asset value per share is the result of a temporary movement in the credit markets rather than a fundamental shift in the valuation of our portfolio and, as a result, does not adjust our net offering price per share, we will notify investors by issuing a press release and filing it with the SEC as part of a Form 8-K.

After meeting the minimum offering requirement, we expect to hold closings up to three times a month (generally on the 10th, 18th and 26th, or the next business day if such day falls on a Saturday, Sunday or federal holiday). You will begin accruing distributions immediately on a daily basis upon our acceptance of your subscription. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. We will place your subscription payment in an account held by our escrow agent, which funds will be held in trust for your benefit until the next closing date. On such closing date, we will either accept or reject your subscription and (1) if accepted, we will transfer your funds to our general account, or (2) if rejected, we will return your funds, without interest, within 10 business days thereafter.

Compensation of Dealer Manager and Selected Broker-Dealers

Except as provided below, the dealer manager will receive selling commissions of 7.0% of the gross proceeds of shares sold in the offering. The dealer manager will also receive a dealer manager fee of 3.0% of the gross offering proceeds as compensation for acting as the dealer manager. We will also reimburse the dealer manager for specified out-of-pocket offering-related costs as described below.

We expect the dealer manager to authorize other broker-dealers that are members of FINRA, which we refer to as selected broker-dealers, to sell our shares. The dealer manager may reallow all of its selling commissions attributable to a selected broker-dealer.

The dealer manager, in its sole discretion, may reallow to any selected broker-dealer a portion of its dealer manager fee for reimbursement of marketing expenses. The amount of the reallowance will be based on such factors as the number of shares sold by the selected broker-dealer, the assistance of the broker-dealer in marketing the offering and due diligence expenses incurred.

We will not pay selling commissions or dealer manager fees on shares sold under our distribution reinvestment plan. The amount that would have been paid as selling commissions and dealer-manager fees if the shares sold under our distribution reinvestment plan had been sold pursuant to this public offering of shares will be retained and used by us. Therefore, the net proceeds to us for sales under our distribution reinvestment plan will be greater than the net proceeds to us for sales pursuant to this prospectus.

Under the rules of FINRA, the maximum compensation payable to members of FINRA participating in this offering may not exceed 10% of our gross offering proceeds. If, upon the termination of the offering, the total amount of underwriting compensation paid in connection with the offering exceeds 10% of our gross offering proceeds (excluding proceeds from the sale of shares under our distribution reinvestment plan), then the dealer manager will pay to us an amount equal to the underwriting compensation in excess of 10%.

In addition to the dealer manager fee, we will reimburse the dealer manager for reimbursements it may make to broker-dealers for bona fide accountable due diligence expenses incurred which are supported by a detailed and itemized invoice.

We have agreed to indemnify the participating broker-dealers, including the dealer manager, against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement. However, the SEC takes the position that indemnification against liabilities arising under the Securities Act is against public policy and is unenforceable. The broker-dealers participating in the offering of shares of our common stock are not obligated to obtain any subscriptions on our behalf, and we cannot assure you that any shares of common stock will be sold.

Volume Discounts

We are offering volume discounts to investors who purchase more than 50,000 shares through the same selected broker-dealer in our offering. The net proceeds to us from a sale eligible for a volume discount will be the same, but the selling commissions payable to the selected broker-dealer will be reduced. The following table shows the discounted price per share and the reduced selling commissions payable for volume sales of our shares.

	Purchase Price per
	Incremental Unit in
	Volume Discount	Reduced
Number of Shares Purchased	Range(1)	Commission Rate

1 — 50,000	$10.00	7.0%
50,001 — 75,000	$9.90	6.0%
75,001 — 100,000	$9.80	5.0%
100,001 — 250,000	$9.70	4.0%
250,001 — 500,000	$9.60	3.0%
500,001 and up	$9.50	2.0%

(1)	Assumes a $10.00 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

We will apply the reduced selling price per share and selling commissions to the incremental shares within the indicated range only. Thus, for example, assuming a price per share of $10.00, a purchase of 125,000 shares would result in a purchase price of $9.88 as shown below:

•	50,000 shares at $10.00 per share (total: $500,000) and a 7.0% commission;

•	25,000 shares at $9.90 per share (total: $247,500) and a 6.0% commission;

•	25,000 shares at $9.80 per share (total: $245,000) and a 5.0% commission; and

•	25,000 shares at $9.70 per share (total: $242,500) and a 4.0% commission.

To qualify for a volume discount as a result of multiple purchases of our shares you must use the same selected broker-dealer and you must mark the “Additional Investment” space on the subscription agreement. We are not responsible for failing to combine purchases if you fail to mark the “Additional Investment” space. Once you qualify for a volume discount, you will be eligible to receive the benefit of such discount for subsequent purchases of shares in our offering through the same selected broker-dealer.

To the extent purchased through the same selected broker-dealer, the following persons may combine their purchases as a “single purchaser” for the purpose of qualifying for a volume discount:

•	an individual, his or her spouse, their children under the age of 21 and all pension or trust funds established by each such individual;

•	a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

•	an employees’ trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code; and

•	all commingled trust funds maintained by a given bank.

If a single purchaser described in the categories above wishes to have its orders so combined, that purchaser will be required to request the treatment in writing, which request must set forth the basis for the discount and identify the orders to be combined. Any request will be subject to our verification that all of the orders were made by a single purchaser.

Orders also may be combined for the purpose of determining the commissions payable in the case of orders by any purchaser described in any category above who, within 90 days of its initial purchase of shares, orders additional shares. In this event, the commission payable with respect to the subsequent purchase of shares will equal the commission per share which would have been payable in accordance with the commission schedule set forth above if all purchases had been made simultaneously. Purchases subsequent to this 90-day period will not qualify to be combined for a volume discount as described herein.

In order to encourage purchases of shares of our common stock in excess of 500,000 shares, our dealer manager may, in its sole discretion, agree with a purchaser to reduce the selling commission and the marketing support fee. However, in no event will the net proceeds to us be affected by such fee reductions. For the purposes of such purchases in excess of 500,000 shares, the term “purchaser” has the same meaning as defined above with respect to volume discount purchases.

California residents should be aware that volume discounts will not be available in connection with the sale of shares made to California residents to the extent such discounts do not comply with the provisions of Rule 260.140.51 adopted pursuant to the California Corporate Securities Law of 1968. Pursuant to this rule, volume discounts can be made available to California residents only in accordance with the following conditions:

•	there can be no variance in the net proceeds to us from the sale of the shares to different purchasers of the same offering;

•	all purchasers of the shares must be informed of the availability of quantity discounts;

•	the same volume discounts must be allowed to all purchasers of shares which are part of the offering;

•	the minimum amount of shares as to which volume discounts are allowed cannot be less than $10,000;

•	the variance in the price of the shares must result solely from a different range of commissions, and all discounts must be based on a uniform scale of commissions; and

•	no discounts are allowed to any group of purchasers.

Accordingly, volume discounts for California residents will be available in accordance with the foregoing table of uniform discount levels based on dollar volume of shares purchased, but no discounts are allowed to any group of purchasers, and no subscriptions may be aggregated as part of a combined order for purposes of determining the number of shares purchased.

Other Discounts

Our executive officers and directors and their immediate family members, as well as officers and employees of Gladstone Management and its affiliates and their immediate family members, and, if approved by our board of directors, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. Except for certain share ownership and transfer restrictions contained in our charter, there is no limit on the number of shares of our common stock that may be sold to such persons. We may also make certain sales directly to these groups designated by management without a broker-dealer intermediary. For such direct sales, all selling commissions and dealer manager fees will be waived. In addition, the selling commission and the dealer manager fee may be reduced or waived in connection with certain other categories of sales, including but not limited to sales for which a volume discount applies, sales to certain institutional investors, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The amount of net proceeds to us will not be affected by reducing or eliminating the selling commissions or the dealer manager fee payable in connection with sales to such institutional investors and affiliates. Gladstone Management and its affiliates will be expected to hold their shares of our common stock purchased as stockholders for investment and not with a view towards distribution. Shares of our common stock purchased by our executive officers and directors, Gladstone Management and by officers, employees or other affiliates of Gladstone Management shall not count toward the minimum offering requirement.

Subscription Process

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater then $2,500 and pay such amount at the time of subscription. You should pay for your shares by delivering a check for the full purchase price of the shares, payable to “BB&T, as agent for Gladstone Lending Corporation.” You should exercise care to ensure that the applicable subscription agreement is filled out correctly and completely.

By executing the subscription agreement, you will attest, among other things, that you:

•	have received the final prospectus;

•	meet the suitability requirements described in this prospectus;

•	are purchasing the shares for your own account;

•	acknowledge that there is no public market for our shares; and

•	are in compliance with the USA PATRIOT Act and are not on any governmental authority watch list.

We include these representations in our subscription agreement in order to prevent persons who do not meet our suitability standards or other investment qualifications from subscribing to purchase our shares.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part for any reason or no reason. After meeting the minimum offering requirement and holding our initial closing, subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds shall be returned to subscribers with interest and without deduction for any expenses within 10 business days from the date the subscription is rejected.

An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance of the subscription to the trustee.

We are not permitted to accept a subscription for shares of our common stock until as least five business days after the date you receive our final prospectus as filed with the SEC pursuant to Rule 497 of the Securities Act.

Minimum Purchase Requirements

You must initially invest at least $2,500 in shares of our common stock to be eligible to participate in this offering. If you have satisfied the applicable minimum purchase requirement, any additional purchase must be in amounts of at least $500, except for purchases made pursuant to our distribution reinvestment plan which are not subject to any minimum investment requirements. To satisfy the minimum purchase requirements for retirement plans, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate individual retirement accounts, or IRAs, provided that each such contribution is made in increments of $500. You should note that an investment in shares of our common stock will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code.

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, although only when accompanied by or preceded by the delivery of the prospectus, as supplemented. We will file all supplemental sales material with the SEC prior to distributing such material. The supplemental sales material does not contain all of the information material to an investment decision and should only be reviewed after reading the prospectus. The sales material expected to be used in permitted jurisdictions includes:

•	investor sales promotion brochures;

•	cover letters transmitting the prospectus;

•	brochures containing a summary description of the offering;

•	fact sheets describing the general nature of Gladstone Lending Corporation and our investment objectives;

•	asset flyers describing our recent investments;

•	broker updates;

•	online investor presentations;

•	third-party article reprints;

•	website material;

•	electronic media presentations; and

•	client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by Gladstone Management or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares in this offering only by means of this prospectus. Although the information contained in our supplemental sales materials will not conflict with any of the information contained in the prospectus, as supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

LIQUIDITY STRATEGY

We intend to explore a potential liquidity event for our stockholders within five years following the completion of our offering stage. However, we may determine to complete a liquidity event sooner than five years following the completion of our offering stage. We will view our offering stage as complete as of the termination date of our most recent public equity offering, if we have not conducted a public equity offering in any continuous two year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange, or (3) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly traded company. We refer to the above scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within five years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure.

Prior to the completion of a liquidity event, our share redemption program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

SHARE REPURCHASE PROGRAM

We do not currently intend to list our securities on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, and none is expected to develop, stockholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of shares to other eligible investors.

Beginning 12 months after we meet the minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase shares on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. We anticipate conducting such repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934 and the 1940 Act. In months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold the first closing of the month for the sale of shares in this offering (generally the 10th, or the next business day if the 10th falls on a Saturday, Sunday or federal holiday).

The board also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of our assets (including fees and costs associated with disposing of assets);

•	our investment plans and working capital requirements;

•	the relative economies of scale with respect to our size;

•	our history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.

We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, we do not expect to repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter. We further anticipate that we will offer to repurchase such shares on each date of repurchase at a price equal to 90% of the current offering price on each date of repurchase.

You may begin submitting repurchase requests commencing one year from the date upon which we meet the minimum offering requirement, and must submit such requests no later than 30 days prior to the end of the applicable repurchase period. If you wish to tender your shares to be repurchased you must either tender at least 25% of the shares you purchased in the offering or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $2,500 worth of shares of common stock following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the 1940 Act.

The board of directors will require that we repurchase shares or portions thereof from you pursuant to written tenders only on terms they determine to be fair to us and to all of our stockholders. Repurchases of your shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of shares from our stockholders.

When the board of directors determines that we will repurchase shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

Any tender offer presented to our stockholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our stockholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our stockholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.

In order to submit shares to be tendered, stockholders will be required to complete a letter of transmittal, which will be included in the materials sent to our stockholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, stockholders may withdraw their tenders by submitting a notice of withdrawal to us. If shares have not been accepted for payment by us, tenders may be withdrawn any time prior to 40 business days following the expiration of the tender offer.

We will not repurchase shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States or any other relevant jurisdiction.

In the event that Gladstone Management or any of its affiliates holds shares in the capacity of a stockholder, any such affiliates may tender shares for repurchase in connection with any repurchase offer we make on the same basis as any other stockholder, except for the initial capital contributions of Gladstone Management will not tender their shares for repurchase as long as Gladstone Management remains our investment adviser.

We intend to seek exemptive relief from the SEC from Rule 102 of Regulation M under the Securities Exchange Act of 1934, as amended, in connection with our proposed share repurchase program. We believe that we will receive exemptive relief from the SEC which would allow us to conduct repurchases as noted above. However, to the extent we are unable to receive such relief, we would instead make repurchases under the share repurchase program at prices equal to the current net asset value of our common shares, which would not require exemptive relief from the SEC. If we modify any of the material terms of our proposed share repurchase program, including the price at which we would offer to make repurchases, we will reflect such revisions in a sticker supplement to the prospectus.

Transfer on death designation.  You have the option of placing a transfer on death, or “TOD,” designation on your shares purchased in this offering. A TOD designation transfers ownership of your shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the shares. However, this option is not available to residents of the states of Louisiana or North Carolina. If you would like to place a TOD designation on your shares, you must check the TOD box on the subscription agreement and you must complete and return the transfer on death form available upon request to us in order to effect the designation.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement with The Bank of New York Mellon Corp. The address of the custodian is: 2 Hanson Place, Sixth Floor, Brooklyn, NY 11217. ACS Securities Services, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is ACS Securities Services, Inc., 3988 N. Central Expressway, Building 5, floor 6, Dallas, Texas 75204 and telephone number is 877-588-5596.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, Gladstone Management is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Gladstone Management does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While Gladstone Management will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Gladstone Management may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if Gladstone Management determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Bass, Berry & Sims PLC, Memphis, Tennessee, and certain matters with respect to Maryland law will be passed upon by Venable LLP.

EXPERTS

PricewaterhouseCoopers, LLP, an independent registered public accounting firm, has audited our financial statements as of May 31, 2010.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Gladstone Lending Corporation and its affiliated companies. This notice supersedes any other privacy notice you may have received from Gladstone Lending Corporation.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of Gladstone Management. It is our policy that only authorized employees of Gladstone Management who need to know your personal information will have access to it.

•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Stockholder of Gladstone Lending Corporation:

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Gladstone Lending Corporation (the “Company”) at May 31, 2010, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Company’s management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
McLean, Virginia
June 23, 2010

GLADSTONE LENDING CORPORATION

STATEMENT OF ASSETS AND LIABILITIES
AS OF MAY 31, 2010

May 31, 2010

ASSETS
Stock subscription receivable	$1,500
Deferred offering costs	192,741

TOTAL ASSETS	$194,241

LIABILITIES
Due to Adviser	$203,289

TOTAL LIABILITIES	$203,289

NET ASSETS
Common stock, $0.001 par value, 10,000,000 shares authorized, 150 shares issued and outstanding	$—
Capital in excess of par value	1,500
Accumulated Deficit	(10,548)

TOTAL NET ASSETS	$(9,048)

NET ASSETS PER SHARE	$(60)

Note 1.	Principal Business and Organization

Gladstone Lending Corporation (the “Company”) was incorporated under the general corporation laws of the State of Maryland on December 7, 2009 and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end investment company. The Company has not yet commenced operations.

The Company intends to elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”), as amended. The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). The Company’s fiscal year-end will be June 30.

Note 2.	Summary of Significant Accounting Policies

Basis of Presentation:  The accompanying balance sheet has been prepared in accordance with accounting principles generally accepted in the United States.

Use of Estimates:  The preparation of the balance sheet in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

Organization Costs:  Organization costs include, among other things, the cost of incorporation including the cost of legal services pertaining to the organization and incorporation of the business and incorporation fees. These costs are expensed as incurred. As of May 31, 2010 the Company has incurred and expensed organization costs of $10,548.

Offering Costs:  The Company’s offering costs include, among other things, legal fees and other costs pertaining to the preparation of the registration statement. As of May 31, 2010 the Company had offering costs of $192,741, which have been paid on behalf of the Company by an affiliate (Note 4). Offering costs have been deferred and will be expensed over a twelve month period beginning the day operations commence.

Income Taxes:  The Company intends to elect to be treated for federal income tax purposes, and intends to qualify thereafter, as a RIC under Subchapter M of the Code. Generally, a RIC is exempt from federal income taxes if it distributes at least 90% of “Investment Company Taxable Income,” as defined in the Code, each year. The Company intends to distribute sufficient dividends to maintain its RIC status each year. The Company is also subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, realized net short-term capital gains in excess of realized net long-term capital losses, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes. The Company will generally endeavor each year to avoid any federal excise taxes.

Note 3.	Stock Subscription Receivable

The Company entered into stock subscription receivable agreement for proceeds totaling $1,500 from Gladstone Management Corporation in exchange for 150 shares of common stock at $10.00 per share. See Note 6 for subsequent funding of the stock subscription receivable.

Note 4.	Related Party Transactions

The Company has entered into an investment advisory and management agreement with Gladstone Management Corporation (the “Adviser”). Pursuant to the investment advisory and management agreement, the Adviser will be paid a base management fee and certain incentive fees, if applicable. As of May 31, 2010 no services have been performed by the Adviser under this contract, and no fees have been paid to date.

The Company’s Adviser has also funded offering costs and organization costs in the amount of $203,289. The offering costs totaling $192,741 were deferred (Note 2). The organization costs of $10,548 were charged to expense as incurred by the Company (Note 2). Under the terms of the investment advisory and management agreement, if the Company’s registration statement is declared effective by the SEC and the Company is successful in raising gross proceeds from unrelated outside investors, the Adviser will be entitled to receive 1.5% of such gross proceeds raised from outside investors until all offering costs and organization costs listed above and any future offering or organization costs incurred have been recovered. The minimum reimbursement to the Adviser for such fees is $125,000, if the Company is approved to sell securities and is able to raise gross proceeds, as defined. The investment advisory and management agreement will not be effective until the Company meets the minimum offering requirement as stated in the prospectus included in the registration statement filed with the SEC.

The CEO of the Company serves as CEO of the Company’s Adviser. The Adviser has pledged to contribute initial seed capital in the amount of $1,500 through a subscription agreement to purchase 150 shares of the Company’s common stock (Note 3). The CEO owns 100% of the Adviser through related affiliates.

Members of the Company’s Adviser’s senior management team will provide investment advisory services to both the Company and Gladstone Capital Corporation, or GLAD, a NASDAQ-listed BDC that primarily makes mezzanine and second lien loans to small businesses; Gladstone Investment Corporation, or GAIN, a NASDAQ-listed BDC active in buying small businesses; Gladstone Commercial Corporation, or GOOD, a NASDAQ-listed real estate investment trust, or REIT, that acquires and makes mortgage loans secured by triple net leased properties; Gladstone Land Corporation, or LAND, a private company that owns farm land in California; and Gladstone Partners Fund, L.P., or PARTNERS, a private fund formed primarily to co-invest with GAIN and GLAD. Gladstone Lending will be the only company advised by the Adviser that invests primarily in senior secured loans.

Note 5.	Registration Statement

The Company filed a registration statement on April 30, 2010, on Form N-2 with the Securities and Exchange Commission to register the offer and sale of no less than 250,000 shares and no more than 50,000,000 shares of its common stock.

Note 6.	Subsequent Events

Satisfaction of Stock Subscription:  On June 25, 2010, the holder of the stock subscription satisfied the obligation under the subscription agreements with the Company and deposited $1,500 with the Company.

Appendix A

FORM OF SUBSCRIPTION AGREEMENT

The undersigned, by signing and delivering a copy of the attached subscription agreement signature page (“Signature Page”), hereby tenders this subscription and applies for the purchase of the dollar amount of shares of common stock (“Shares”) of Gladstone Lending Corporation, a Maryland corporation (the “Company”), set forth on such subscription agreement Signature Page. Payment for the Shares is hereby made by check payable to “BB&T,” as escrow agent for Gladstone Lending Corporation.”

By signing below, you hereby acknowledge receipt of the Prospectus of the Company dated           , 2010 not less than five (5) business days prior to the signing of this Subscription Agreement. You agree that if this subscription is accepted, it will be held, together with the accompanying payment, on the terms described in the Prospectus. You agree that subscriptions may be rejected in whole or in part by the Company in its sole and absolute discretion.

You understand that you will receive a confirmation of your purchase, subject to acceptance by the Company, within 30 days from the date your subscription is received, and that the sale of Shares pursuant to this subscription agreement will not be effective until at least five business days after the date you have received a final Prospectus. Residents of the States of Maine, Massachusetts, Minnesota, Missouri, Nebraska and Ohio who first received the Prospectus only at the time of subscription may receive a refund of the subscription amount upon request to the Company within five business days of the date of subscription.

By signing below, you also acknowledge that you have been advised that:

a. the assignability and transferability of the Shares is restricted and will be governed by the Company’s charter and bylaws and all applicable laws as described in the Prospectus;

b. prospective investors should not invest in the Company’s common stock unless they have an adequate means of providing for their current needs and personal contingencies and have no need for liquidity in this investment; and

c. there is no public market for the Shares and, accordingly, it may not be possible to readily liquidate an investment in the Company.

The Company is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, the Company may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. You further agree that the Company may discuss your personal information and your investment in the Shares at any time with your then current financial advisor. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

APP-1

REGISTRATION OF SHARES

The following requirements have been established for the various types of ownership in which Shares may be held and registered. Subscription agreements must be executed and supporting material must be provided in accordance with these requirements.

1. INDIVIDUAL OWNER:  One signature required.

2. JOINT TENANTS WITH RIGHT OF SURVIVORSHIP:  Each joint tenant must sign.

3. TENANTS IN COMMON:  Each tenant in common must sign.

4. CORPORATION:  An authorized officer must sign. The subscription agreement must be accompanied by a certified copy of the resolution of the board of directors designating the executing officer as the person authorized to sign on behalf of the corporation and a certified copy of the board of directors’ resolution authorizing the investment.

5. PARTNERSHIP:  Identify whether the entity is a general or limited partnership. Each general partner must be identified and must sign the Signature Page. In the case of an investment by a general partnership, all partners must sign.

6. ESTATE:  The personal representative must sign. Provide the name of the executor and a copy of the court appointment dated within 90 days.

7. TRUST:  The trustee must sign. Provide the name of the trust, the name of the trustee and the name of the beneficiary.

8. PENSION PLAN OR PROFIT SHARING PLAN:  The trustee must sign the Signature Page.

9. IRAS, IRA ROLLOVERS AND KEOGHS:  The officer (or other authorized signer) of the bank, trust company or other fiduciary of the account must sign. The address of the bank, trust company or other fiduciary must be provided to receive checks and other pertinent information regarding the investment.

10. UNIFORM GIFT TO MINORS ACT (UGMA) OR UNIFORM TRANSFERS TO MINORS ACT (UTMA):  The person named as the custodian of the account must sign. (This may or may not be the minor’s parent.) Only one child is permitted in each investment under UGMA or UTMA. In addition, designate the state under which the UGMA or UTMA has been formed.

APP-2

INSTRUCTIONS TO SIGNATURE PAGE

Please refer to the following instructions in completing the Signature Page contained below. Failure to follow these instructions may result in the rejection of your subscription.

1. INVESTMENT.  A minimum investment of $2,500 is required, except for residents of certain states which require a higher minimum investment. A check for the full purchase price of the shares subscribed for should be made payable to “BB&T, as escrow agent for Gladstone Lending Corporation.” Shares may be purchased only by persons meeting the standards set forth under the Section of the Prospectus entitled “Suitability Standards.” Please indicate the state in which the sale was made.

2. FORM OF OWNERSHIP.  Please check the appropriate box to indicate the type of entity or type of individuals subscribing.

3. REGISTRATION INFORMATION AND ADDRESS.  Please enter the exact name in which the Shares are to be held. For joint tenants with a right of survivorship or tenants-in-common, include the names of both investors. In the case of partnerships or corporations, include the name of an individual to whom correspondence will be addressed. Trusts should include the name of the trustee. All investors must complete the space provided for taxpayer identification number or social security number. By signing in Section 10, the investor(s) is/are certifying that the taxpayer or social security number(s) is/are correct. Enter the mailing address and telephone numbers of the registered owner of this investment. In the case of a qualified plan or trust, this will be the address of the trustee.

4. INVESTOR INFORMATION.  Please provide the information requested in this Section. If any of the information requested in this Section is the same as information provided in Section 3, the investor may indicate by stating “same as above.” If the Shares are registered in the name of a trust, enter the name, address, telephone number, social security number, birth date and occupation of the beneficial owner of the trust.

5. INVESTOR ACKNOWLEDGMENT.  Please separately initial each representation made by the investor where indicated. Except in the case of fiduciary accounts, the investor may not grant any person a power of attorney to make such representations on such investor’s behalf. Please complete this Section so that the Company and your Broker-Dealer can assess whether your subscription is suitable given your financial condition. The investor agrees to notify the Company and the Broker-Dealer named on the subscription agreement Signature Page in writing if at any time such investor fails to meet the applicable suitability standards or is unable to make any other representations and warranties as set forth in the Prospectus or subscription agreement.

6. DISTRIBUTION REINVESTMENT PLAN.  By electing the distribution reinvestment plan, the investor elects to reinvest 100% of cash distributions otherwise payable to such investor in common stock of the Company. If cash distributions are to be sent to an address other than that provided in Section 4 (such as a bank, brokerage firm or savings and loan, etc.), please provide the name, account number and address.

7. BROKER DEALER.  This Section is to be completed by the registered representative AND THE Broker-Dealer.

8. PAYMENT INSTRUCTIONS.  Please indicate the method of payment for your subscription in this Section.

9. ELECTRONIC DELIVERY OF REPORTS AND UPDATES.  Please indicate if you authorize the Company to provide its reports and updates to you by making such information available on its website and notifying you via e-mail when such reports and updates are available.

10. SUBSCRIBER SIGNATURES.  The subscription agreement Signature Page must be signed by an authorized representative. The subscription agreement Signature Page, which has been delivered with the Prospectus, together with a check for the full purchase price, should be delivered or mailed to your Broker-Dealer. Only original, completed copies of subscription agreements may be accepted. Photocopied or otherwise duplicated subscription agreements cannot be accepted by the Company.

APP-3

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS SUBSCRIPTION AGREEMENT SIGNATURE PAGE, PLEASE CALL (800) [          ].

GLADSTONE LENDING CORPORATION
SUBSCRIPTION AGREEMENT SIGNATURE PAGE

1.  INVESTMENT — See payment instructions in Section 8 below.

Minimum investment is $2,500.
Total Dollar Amount Invested
State of Sale:

☐	Check this box if you are purchasing Shares from a registered investment advisor (RIA), or if you are an investment participant in a wrap account or fee in lieu of commissions account approved by the broker-dealer, RIA, or a bank acting as a trustee or fiduciary, or similar entity.

2.	FORM OF OWNERSHIP

☐	Individual

☐	Joint Tenants with Rights of Survivorship

☐	Tenants in Common

☐	Corporation — Authorized signature required. Include copies of corporate resolutions designating executive officer as the person authorized to sign on behalf of corporation and authorizing the investment.

☐	Partnership — Authorized signature required. Include copy of partnership agreement. Identify whether general or limited partnership:

☐	Estate — Personal representative signature required. Include a copy of the court appointment dated within 90 days.
Name of Executor:

☐	Trust — Trustee signature required in Section 10 below. Include a copy of the title and signature pages of the trust.
Name of Trust:
Name of Trustee:
Name of Beneficiary:

☐	Qualified Pension Plan or Profit Sharing Plan (Non-Custodian) — Trustee signature required in Section 10 below. Include a copy of the title and signature pages of the plan.
Name of Trustee:

☐	Other Non-Custodial Ownership Account (Specify):
Custodial Ownership Accounts
☐	Traditional IRA — Custodian signature required in Section 10 below.
☐	Roth IRA — Custodian signature required in Section 10 below.
☐	KEOGH Plan — Custodian signature required in Section 10 below.
☐	Simplified Employee Pension/Trust (SEP)
☐	Pension or Profit-Sharing Plan — Custodian signature required in Section 10 below.
☐	Uniform Gift to Minors Act — Custodian signature required in Section 10 below.

State of: Custodian for:

APP-4

☐	Other (Specify):

Required for all custodial ownership accounts:

Name of Custodian, Trustee or Other Administrator

Mailing Address

City	State	Zip Code

Custodian Telephone Number

Custodian Social Security Number/Tax Identification Number

Custodian Account Number

3.  REGISTRATION INFORMATION AND ADDRESS.

Please print name(s) and address in which the Shares are to be registered. Include trust or custodial name, if applicable. The Company does not provide custodial services; therefore, if this is a custodial account, a custodian must be indicated below. For custodial accounts, a completed copy of this Subscription Agreement should be sent directly to the custodian. The custodian will forward the subscription documents and wire the appropriate funds to our escrow agent.

Name(s) in which Shares are to be Registered (Please print clearly)
Taxpayer Identification Number (Trust & Custodial Accounts must provide TIN and SSN)

☐ ☐ – ☐ ☐ ☐ ☐ ☐ ☐ ☐

Social Security Number(s) (Provide SSNs for both joint account owners, if applicable)

☐ ☐ ☐ – ☐ ☐ – ☐ ☐ ☐ ☐

Street Address
City	State	Zip Code
Daytime Telephone Number		Evening Telephone Number
E-mail

4.	INVESTOR INFORMATION. Please complete the following applicable information:

Individual Account Owner/Custodian

Custodian’s Name (if applicable)		Custodian’s Tax ID Number	Investor’s Account Number

First Name	MI	Last Name	Social Security Number

Residence Address (No P.O. Box)
City		State	Zip Code

Citizenship Status

☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien

Daytime Telephone Number	Evening Telephone Number	E-Mail Address

Driver’s License No./State of Issue		Date of Birth (MM/DD/YYYY)

APP-5

Joint Account Owner/Minor

First Name	MI	Last Name	Social Security Number

Street Address (No P.O. Box)

City		State	Zip Code
Citizenship Status

☐ U.S. Citizen		☐ Resident Alien	☐ Non-Resident Alien

Daytime Telephone Number		Evening Telephone Number	E-Mail Address

Driver’s License No./State of Issue			Date of Birth (MM/DD/YYYY)

Trust

Name of Trust		Date of Trust

Name(s) of Trustee(s)

Taxpayer Identification Number

Name of Beneficial Owner

Beneficial Owner Street Address

City	State	Zip Code

Social Security Number	Date of Birth	Occupation

Corporation/Partnership/Other

Name of Corporation/Partnership/Other Date of Entity Formation

Name(s) of Officer(s), General Partner or other Authorized Person(s)

Taxpayer Identification Number

APP-6

5.	INVESTOR ACKNOWLEDGEMENT.

Please separately initial each of the representations below. In the case of joint investors, each investor must initial. Except in the case of fiduciary accounts, you may not grant any person power of attorney to make such representations on your behalf. In order to induce the Company to accept this subscription, I (we) hereby represent and warrant that:

			Investor		Co-Investor

(a)	I (we) have received a final Prospectus for the Company relating to the Shares at least five business days before signing this Subscription Agreement, wherein the terms and conditions of the offering are described therein.	Initials		Initials

(b)	I (we) certify that I (we) have (1) a net worth (exclusive of home, home furnishings and automobiles) of $250,000 or more; or (2) a net worth (exclusive of home, home furnishings and automobiles) of at least $70,000 and had during the last tax year or estimate that I (we) will have during the current tax year a minimum of $70,000 annual gross income, or that I (we) meet the higher suitability requirements imposed by my state of primary residence as set forth in the Prospectus under “Suitability Standards.”	Initials		Initials

(c)	I am (we are) purchasing Shares for my (our) own account.	Initials		Initials

(d)	I (we) acknowledge that the Shares are not liquid, there is no public market for the Shares, and I (we) may not be able to sell the Shares.	Initials		Initials

(e)	If I am (we are) a resident of Kentucky, I (we) certify that I (we) have (1) a net worth (exclusive of home, home furnishings and automobiles) of $300,000 or more; or (2) a net worth (exclusive of home, home furnishings and automobiles) of at least $85,000 and had during the last tax year or estimate that I (we) will have during the current tax year a minimum of $85,000 annual gross income. I (we) also certify that this investment does not exceed 10% of my (our) liquid net worth.	Initials		Initials

(f)	If I am (we are) a resident of Alabama, I (we) certify that this investment, together with other similar investments, does not exceed ten times my (our) net worth.	Initials		Initials

6.	DISTRIBUTION REINVESTMENT PLAN

Non-Custodial Ownership
☐	I prefer to participate in the Distribution Reinvestment Plan (DRIP).

In the event that the DRIP is not offered for a distribution, your distribution will be sent by check to the address in Section 3 above.

☐	I prefer that my distribution be paid by check to the address in Section 3 above.

APP-7

☐	I prefer that my distribution be deposited directly into the account listed as follows:

Name of Financial Institution

Street Address

City		State	Zip Code

Name(s) on Account

Bank Routing Number

Account Number

☐ Checking	☐ Savings	(Attach a voided, pre-printed check or deposit slip.)

Custodial Ownership

☐	I prefer to participate in the Distribution Reinvestment Plan (DRIP).
In the event that the DRIP is not offered for a distribution, your distribution will be sent to your Custodian for deposit into your Custodial account cited in Section 2 above.

☐	I prefer that my distribution be sent to my Custodian for deposit into my Custodial account identified in Section 2 above.

7.	BROKER-DEALER — To be completed by the Registered Representative and the Broker-Dealer.

The Registered Representative and an authorized principal of the Broker-Dealer must sign below to complete the order. The Registered Representative and Broker-Dealer hereby warrant that each is duly licensed and may lawfully sell Shares in the state designated as the subscriber’s legal residence or the state in which the sale was made, if different.

Name of Broker-Dealer

Broker-Dealer Home Office Street Address

City	State	Zip Code

Telephone Number		Fax Number

Name of Registered Representative

Registered Representative Branch Code		Registered Representative Rep Number

Registered Representative Street Address

City	State	Zip Code

Telephone Number		Fax Number

Registered Representative Authorized E-Mail Address
☐ Shares Sold NAV ☐ Purchase Volume Discount

APP-8

The undersigned confirm that they (i) have reasonable grounds to believe that the information and representations concerning the investors identified herein are true, correct and complete in all respects; (ii) have discussed such investor’s prospective purchase of Shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the Shares; (iv) have delivered a current Prospectus and related supplements, if any, to such investor; (v) have reasonable grounds to believe that the investor is purchasing these Shares for its own account; and (vi) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the Prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto. The undersigned attest that the Registered Representative and the Broker-Dealer are subject to the USA PATRIOT Act. In accordance with Section 326 of the Act, the registered representative and the Broker-Dealer have performed a Know Your Customer review of each investor who has signed this Subscription Agreement in accordance with the requirements of the Customer Identification Program.

Signature of Registered Representative*	Date

Signature of Broker-Dealer (Authorized Principal)*	Date

*	Signatures Of The Registered Representative And An Authorized Firm Principal Are Required For Processing.

Company Contact Information:	Gladstone Lending Corporation
1521 Westbranch Drive, Suite 200
McLean, VA 22102
Telephone: (703) 287 5800

8.	PAYMENT INSTRUCTIONS

Account Information

For account service, contact the Escrow Agent or the Company.

Payment Method:

☐	By Mail — Checks should be made payable to “BB&T, as escrow agent for Gladstone Lending Corporation.” You should consult with your registered representative if you are unsure how to make your check payable.

☐	By Wire Transfer — If paying by wire transfer, please request that the wire reference the subscriber’s name in order to assure that the wire is credited to the proper account. Initially, wire transfers should be sent to:
Branch Banking and Trust, as Escrow Agent for Gladstone Lending Corporation
ABA No.
Account No.
FCT: Gladstone Lending Corporation
Attn:

9.	ELECTRONIC DELIVERY OF REPORTS AND UPDATES

☐	In lieu of receiving documents, I authorize Gladstone Lending Corporation to make available on its website at www.gladstonelending.com its quarterly reports, annual reports, proxy statements, prospectus supplements or other reports required to be delivered to me, as well as any property or marketing updates, and to notify me via e-mail when such reports or updates are available.
Send notices to (You must provide an e-mail address if you choose this option):

E-Mail Address

APP-9

10.  SUBSCRIBER SIGNATURES

I (we) declare that the information supplied is true and correct and may be relied upon by the Company.

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION (required).

Each investor signing below, under penalties of perjury, certifies that:

(1)	The number shown in the Investor Social Security Number(s)/Taxpayer Identification Number field in Section 3 of this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3)	I am a U.S. person (including a non-resident alien).

NOTE:  You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Gladstone Lending Corporation is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, Gladstone Lending Corporation may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

Individual Account Owner

Signature of Individual Owner	Date

Print or Type Name

Joint Account Owner

Signature of Joint Account Owner	Date

Print or Type Name

Custodian

Signature of Custodian	Date

Print or Type Name

APP-10

Trust/Corporation/Partnership/Other

Trustee, Officer, General Partner or other Authorized Person	Date

Print or Type Name	Title

Additional Authorized Person (if required)	Date

Print or Type Name	Title

Additional Authorized Person (if required)	Date

Print or Type Name	Title

APP-11

APPENDIX A TO SUBSCRIPTION AGREEMENT
NOTICE TO STOCKHOLDER OF ISSUANCE OF
UNCERTIFICATED SHARES OF COMMON STOCK

Containing the Information Required by Section 2-211 of the
Maryland General Corporation Law

To:	Stockholder
From:	Gladstone Lending Corporation

Shares of Common Stock, $0.001 par value per share

Gladstone Lending Corporation, a Maryland corporation (the “Corporation”), is issuing to you, subject to acceptance by the Corporation, the number of shares of its common stock (the “Shares”) set forth in your subscription agreement with the Corporation. The Shares do not have physical certificates. Instead, the Shares are recorded on the books and records of the Corporation, and this notice is given to you of certain information relating to the Shares. All capitalized terms not defined herein have the meanings set forth in the Corporation’s charter, as the same may be amended from time to time, a copy of which will be furnished to each stockholder of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

The Corporation has the authority to issue shares of stock of more than one class. Upon the request of any stockholder, and without charge, the Corporation will furnish a full statement of the information required by Section 2-211 of the Maryland General Corporation Law with respect to the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the shares of each class of stock which the Corporation has authority to issue, the differences in the relative rights and preferences between the shares of each series to the extent set, and the authority of the board of directors to set such rights and preferences of subsequent series. Such requests must be made to the Secretary of the Corporation at its principal office.

APP-12

Up to 50,000,000 Shares of Common Stock

          , 2010

PART C

Other Information

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements

The following financial statements of Gladstone Lending Corporation (the “Registrant” or the “Company”) are included in Part A of this Registration Statement:

Page

Report of Independent Registered Public Accounting Firm	F-1
Balance Sheet as of May 31, 2010	F-2
Notes to Balance Sheet	F-3

(2)	Exhibits

(a)(1)	Articles of Incorporation of the Registrant**
(a)(2)	Form of Articles of Amendment and Restatement of the Registrant
(b)	Bylaws of the Registrant
(c)	Not Applicable
(d)	Form of Subscription Agreement (included in the Prospectus as Appendix A and incorporated herein by reference)
(e)	Distribution Reinvestment Plan
(f)	Not Applicable
(g)(1)	Investment Advisory and Management Agreement by and between Registrant and Gladstone Management Corporation
(g)(2)	Administration Agreement between Registrant and Gladstone Administration, LLC*
(h)(1)	Form of Dealer Manager Agreement*
(h)(2)	Form of Selected Dealer Agreement (Included as Appendix A to the Form of Dealer Manager Agreement)*
(i)	Not Applicable
(j)	Custodian Agreement*
(k)	Form of Escrow Agreement*
(l)	Opinion of Counsel
(m)	Not Applicable
(n)(1)	Consent of Counsel (incorporated by reference from exhibit(l))
(n)(2)	Consent of Independent Registered Public Accounting Firm
(n)(3)	Consent of Paul W. Adelgren to being named as a director nominee**
(n)(4)	Consent of Michela A. English to being named as a director nominee**
(n)(5)	Consent of John H. Outland to being named as a director nominee**
(n)(6)	Consent of Anthony W. Parker to being named as a director nominee**
(o)	Not Applicable
(p)	Subscription Agreement between the Registrant and Gladstone Management Corporation dated April 23, 2010**
(q)	Not Applicable
(r)	Code of Ethics*

*	To be filed by pre-effective amendment.

**	Filed as part of initial Registration Statement on April 30, 2010, and incorporated herein by reference.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27.	Other Expenses of Issuance and Distribution

SEC registration fee		$35,650
FINRA filing fee		$50,500
Blue Sky expenses	$	*
Advertising and sales literature	$	*
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Printing and engraving	$	*
Seminars	$	*
Miscellaneous fees and expenses	$	*
Total	$	*

*	To be completed by amendment.

The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated. All of the expenses set forth above shall be borne by the Registrant.

Item 28.	Persons Controlled by or Under Common Control

Immediately prior to this offering, Gladstone Management owns 100% of the outstanding common stock of the Registrant. Following the completion of this offering, Gladstone Management’s share ownership is expected to represent less than 1% of the Registrant’s outstanding common stock.

See “Management” and “Certain Relationships and Related Party Transactions” in the prospectus contained herein.

Item 29.	Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock at June 23, 2010.

Number of
Title of Class	Record Holders

Common stock, $0.001 par value	1

Item 30.	Indemnification

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter contains a provision that limits the liability of our directors and officers to us and our stockholders for money damages and our charter and bylaws requires us to indemnify and advance expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) to (i) any present or former director or officer, (ii) any individual who, while a director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee and (iii) that Gladstone Management and its officers, managers, agents, employees, controlling persons and members, and any other person or entity affiliated with it. However, in accordance with guidelines adopted by the North American Securities Administrators Association, our charter and the Advisory Agreement provide that we may not indemnify an indemnitee for any liability or loss suffered by such indemnitee nor hold harmless such indemnitee for any loss or liability suffered by us unless (1) the indemnitee has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the program, (2) the indemnitee was acting on behalf of or performing services for us, (3) the liability or loss suffered was not the result of negligence or misconduct by Gladstone Management or an interested director of the Company, or was not the result of gross negligence or willful misconduct by an independent director of the Company and (4) the indemnification or agreement to hold harmless is only recoverable out of our net assets and not from our stockholders. In addition, Gladstone Management has agreed to indemnify us for losses or damages arising out of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the Advisory Agreement. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

In addition, we will not provide indemnification to a person for any loss or liability arising from an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (1) there has been a successful adjudication on the merits of each count involving alleged material securities law violations; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or (3) a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which the securities were offered and sold as to indemnification for violations of securities laws. We may advance funds to an indemnitee for legal expenses and other costs incurred as a result of legal action for which indemnification is being sought only if all of the following conditions are met: (i) the legal action relates to acts or omissions with respect to the performance of duties or services on our behalf; (ii) the indemnitee has provided us with written affirmation of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification; (iii) the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (iv) the indemnitee undertakes to repay the advanced funds to us, together with the applicable legal rate of interest thereon, in cases in which he or she is found not to be entitled to indemnification.

Item 31.	Business and Other Connections of Investment Advisers

A description of any other business, profession, vocation, or employment of a substantial nature in which Gladstone Management, and each director or executive officer of Gladstone Management, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management — Board of Directors and Executive Officers” and “Investment Advisory and Management Agreement.” Additional information regarding Gladstone Management and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1) the Registrant, Gladstone Lending Corporation, 1521 Westbranch Drive, Suite 200, McLean, VA 22102;

(2) the Transfer Agent, ACS Securities Services, Inc., 3988 N. Central Expressway, Building 5, floor 6, Dallas, Texas 75204;

(3) the Custodian, The Bank of New York Mellon Corp., 2 Hanson Place, Sixth Floor, Brooklyn, NY 11217;

(4) the Investment Adviser, Gladstone Management Corporation, 1521 Westbranch Drive, Suite 200, McLean, VA 22102; and

(5) the Administrator, Gladstone Administration, LLC, 1521 Westbranch Drive, Suite 200, McLean VA 22102.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

We hereby undertake:

(1) to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement, or (ii) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

(2) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(3) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(4) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(5) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(6) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser.

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of McLean and Commonwealth of Virginia, on June 28, 2010.

GLADSTONE LENDING CORPORATION

By:	/s/ David Gladstone
Name:     David Gladstone

Title:	Chief Executive Officer and Chairman of the Board of Directors

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints David Gladstone and Terry L. Brubaker and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments and post-effective amendments to this Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ David Gladstone David Gladstone	Chief Executive Officer and Chairman of the Board of Directors (principal executive officer)	June 28, 2010

/s/ David Watson David Watson	Chief Financial Officer (principal financial and accounting officer)	June 28, 2010

/s/ Terry L. Brubaker Terry L. Brubaker	Chief Operating Officer, Secretary and Director	June 28, 2010

/s/ George Stelljes III George Stelljes III	Chief Investment Officer, President and Director	June 28, 2010